UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

ANNUAL REPORT
MARCH 31, 2021

AC Alternatives® Market Neutral Value Fund
Investor Class (ACVVX)
I Class (ACVKX)
A Class (ACVQX)
C Class (ACVHX)
R Class (ACVWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACVVX	-6.57%	-1.55%	0.85%	10/31/11
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.09%	1.12%	0.62%	—
I Class	ACVKX	-6.37%	-1.34%	1.06%	10/31/11
A Class	ACVQX				10/31/11
No sales charge		-6.72%	-1.77%	0.61%
With sales charge		-12.09%	-2.93%	-0.02%
C Class	ACVHX	-7.55%	-2.53%	-0.16%	10/31/11
R Class	ACVWX	-7.10%	-2.05%	0.35%	10/31/11
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%.
C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $10,826

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,597

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
3.49%	3.29%	3.74%	4.49%	3.99%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Michael Liss, Kevin Toney, Brian Woglom, David Byrns and Philip Sundell

Performance Summary

AC Alternatives Market Neutral Value declined -6.57%* for the fiscal year ended March 31, 2021, compared with the 0.09% return for its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. The fund’s return reflects operating expenses, while the index’s return does not.

The foundation of the strategy is to pair long positions in more undervalued companies with short positions in overvalued companies. We believe this helps reduce the risk inherent in long/short strategies. Additionally, we tend to favor higher-quality companies for our long positions and lower-quality companies for our short positions.

Over the trailing 12-month period, equity markets rallied significantly due to unprecedented monetary and fiscal stimulus and COVID-19 vaccine rollouts that created a path toward economic recovery. In this environment, lower-quality stocks outperformed higher-quality stocks by a notable margin, resulting in a headwind for our strategy.

Key Detractors

A long position in American Express and a short position in Discover Financial Services negatively impacted performance. We view Discover as a lower-quality company given its riskier loan portfolio and weaker balance sheet compared to American Express. In line with the overall outperformance of lower-quality stocks, Discover’s stock rose significantly and outperformed American Express. The pandemic-driven credit cycle was not as severe as we initially believed it would be, leading us to close our position in this pair.

Our performance was also hindered by a long position in the Consumer Discretionary Select Sector SPDR Fund and a short position in Signet Jewelers. We held a short position in Signet given its lower-quality characteristics, including a high debt level. Signet has a notable exposure to shopping malls, but investors rewarded the stock as Signet was able to pivot to a successful online business model. In addition, stimulus checks supported Signet’s sales.

Key Contributors

Among the top contributors to performance was a pair consisting of a long position in Siemens and a short position in General Electric (GE). We view Siemens as a higher-quality industrial conglomerate relative to GE. Siemens’ stock rose as the company delivered solid financial results, accelerated its cost-cutting program and announced the spin-off of Siemens Energy. GE’s stock declined, due in part to a slowdown in its commercial aviation segment and COVID-19-related disruption. We closed our position in this pair following its notable contribution to the fund’s performance.

Another top contributor was a pair consisting of a long position in HEICO Class A shares and a short position in HEICO common stock. We believe both securities possess the same economic value, but at times, we see a valuation spread (a difference in valuation) between the two

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

securities. This pair was one of the larger weights in the portfolio because we view it as relatively low risk in nature. The pair positively impacted performance as the valuation spread between the two securities narrowed.

Portfolio Positioning

AC Alternatives Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in a low interest rate environment, diversification resulting from not being correlated to equity markets, low-volatility exposure and a hedge against a rise in inflation and/or interest rates.

We continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for securities of companies that we believe are misvalued on both the long and short side of the market with consideration for both upside potential and downside risk. The portfolio’s current positioning reflects the individual opportunities identified by our team.

Fund Characteristics

MARCH 31, 2021
Top Ten Long Holdings	% of net assets
Lennar Corp., Class B	5.04%
iShares Russell 1000 Value ETF	5.03%
Fox Corp., Class B	4.88%
Atlas Copco AB, B Shares	4.63%
Royal Dutch Shell plc, Class B ADR	4.56%
HEICO Corp., Class A	4.36%
Teradyne, Inc. (Convertible)	4.29%
Tesla, Inc. (Convertible)	3.91%
Microchip Technology, Inc. (Convertible)	3.78%
Consumer Discretionary Select Sector SPDR Fund	1.55%

Top Ten Short Holdings	% of net assets
Lennar Corp., Class A	(5.06)%
iShares Russell 1000 Value ETF	(4.85)%
Atlas Copco AB, A Shares	(4.63)%
Royal Dutch Shares plc, Class A ADR	(4.55)%
HEICO Corp.	(4.48)%
Fox Corp., Class A	(4.46)%
Teradyne, Inc.	(4.30)%
Tesla, Inc.	(3.93)%
Microchip Technology, Inc.	(1.78)%
Utilities Select Sector SPDR Fund	(1.68)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	43.4%
Foreign Common Stocks*	15.6%
Convertible Bonds	12.0%
Exchange-Traded Funds	6.6%
Convertible Preferred Stocks	0.3%
Domestic Common Stocks Sold Short	(56.4)%
Foreign Common Stocks Sold Short*	(12.8)%
Exchange-Traded Funds Sold Short	(7.2)%
Temporary Cash Investments	20.6%
Other Assets and Liabilities	77.9%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits for securities sold short at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$977.40	$17.30	3.51%
I Class	$1,000	$978.70	$16.33	3.31%
A Class	$1,000	$976.70	$18.53	3.76%
C Class	$1,000	$972.30	$22.18	4.51%
R Class	$1,000	$974.80	$19.74	4.01%
Hypothetical
Investor Class	$1,000	$1,007.43	$17.57	3.51%
I Class	$1,000	$1,008.43	$16.57	3.31%
A Class	$1,000	$1,006.18	$18.81	3.76%
C Class	$1,000	$1,002.44	$22.52	4.51%
R Class	$1,000	$1,004.94	$20.04	4.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2021

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.0%
Aerospace and Defense — 5.0%
Airbus SE, ADR(1)	6,256	$177,608
HEICO Corp., Class A(2)	19,395	2,203,272
Lockheed Martin Corp.	369	136,345
		2,517,225
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., Class B	1,433	243,596
Automobiles — 1.3%
General Motors Co.(1)	5,026	288,794
Volkswagen AG, Preference Shares	1,379	385,380
		674,174
Banks — 2.0%
JPMorgan Chase & Co.	2,888	439,640
Toronto-Dominion Bank (The)	1,867	121,763
U.S. Bancorp(2)	4,615	255,255
UMB Financial Corp.	1,957	180,690
		997,348
Beverages — 1.0%
Heineken Holding NV	3,688	328,297
PepsiCo, Inc.(2)	1,137	160,829
		489,126
Biotechnology — 0.3%
Alexion Pharmaceuticals, Inc.(1)	1,100	168,201
Building Products — 2.1%
AO Smith Corp.	2,033	137,451
Hayward Holdings, Inc.(1)	20,119	339,609
Johnson Controls International plc(2)	5,551	331,228
Masco Corp.	4,406	263,919
		1,072,207
Capital Markets — 1.0%
AllianceBernstein Holding LP	8,932	357,191
Northern Trust Corp.(2)	1,301	136,748
		493,939
Chemicals — 1.0%
Akzo Nobel NV	2,194	245,187
Axalta Coating Systems Ltd.(1)	3,804	112,522
Linde plc	479	134,187
		491,896
Commercial Services and Supplies — 0.8%
Republic Services, Inc.(2)	4,249	422,138
Containers and Packaging — 0.3%
Packaging Corp. of America	969	130,311
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.(2)	5,006	291,099
Electric Utilities — 1.8%
Duke Energy Corp.(2)	3,177	306,676
Pinnacle West Capital Corp.(2)	5,260	427,901

	Shares/ Principal Amount	Value
Xcel Energy, Inc.(2)	2,961	$196,936
		931,513
Electrical Equipment — 1.1%
Emerson Electric Co.(2)	6,136	553,590
Energy Equipment and Services — 0.5%
Baker Hughes Co.	11,852	256,122
Equity Real Estate Investment Trusts (REITs) — 1.1%
Equinix, Inc.	268	182,130
MGM Growth Properties LLC, Class A	5,853	190,925
Welltower, Inc.	2,646	189,533
		562,588
Food and Staples Retailing — 2.2%
Koninklijke Ahold Delhaize NV	9,265	258,068
Sysco Corp.(2)	7,861	618,975
Walmart, Inc.(2)	1,838	249,655
		1,126,698
Food Products — 1.0%
Conagra Brands, Inc.	9,410	353,816
Mondelez International, Inc., Class A	2,377	139,126
		492,942
Gas Utilities — 1.4%
Atmos Energy Corp.(2)	2,628	259,778
ONE Gas, Inc.(2)	5,792	445,462
		705,240
Health Care Equipment and Supplies — 0.9%
Becton Dickinson and Co.(2)	905	220,051
Medtronic plc	2,145	253,389
		473,440
Health Care Providers and Services — 0.5%
Cigna Corp.	574	138,759
Universal Health Services, Inc., Class B	760	101,376
		240,135
Household Durables — 5.0%
Lennar Corp., Class B(2)	30,976	2,550,564
Insurance — 2.7%
Globe Life, Inc.	2,440	235,777
Hartford Financial Services Group, Inc. (The)	4,947	330,410
Marsh & McLennan Cos., Inc.(2)	2,760	336,168
Principal Financial Group, Inc.	7,940	476,083
		1,378,438
IT Services — 0.6%
Automatic Data Processing, Inc.	1,115	210,144
Visa, Inc., Class A(2)	480	101,630
		311,774
Machinery — 6.5%
Atlas Copco AB, B Shares(2)	44,986	2,340,338
Deere & Co.(2)	1,644	615,086
PACCAR, Inc.	1,780	165,398
Schindler Holding AG, Bearer Participation Certificate	525	154,222
		3,275,044
Media — 4.9%
Fox Corp., Class B(2)	70,625	2,466,931

	Shares/ Principal Amount	Value
Multiline Retail — 0.3%
Dollar Tree, Inc.(1)	1,515	$173,407
Oil, Gas and Consumable Fuels — 6.0%
ConocoPhillips(2)	1,160	61,445
Enterprise Products Partners LP	8,637	190,187
Galp Energia SGPS SA	10,354	120,339
Royal Dutch Shell plc, Class B ADR	62,658	2,307,694
TOTAL SE, ADR	7,762	361,244
		3,040,909
Paper and Forest Products — 0.3%
Mondi plc	5,984	152,672
Personal Products — 1.0%
Unilever plc, ADR	9,267	517,377
Pharmaceuticals — 1.6%
Johnson & Johnson(2)	1,547	254,250
Merck & Co., Inc.	1,689	130,205
Roche Holding AG, ADR	10,672	432,856
		817,311
Road and Rail — 1.0%
Heartland Express, Inc.	6,282	123,002
Norfolk Southern Corp.	474	127,278
Union Pacific Corp.	1,046	230,549
		480,829
Semiconductors and Semiconductor Equipment — 1.0%
Applied Materials, Inc.	1,601	213,893
Maxim Integrated Products, Inc.(2)	3,343	305,450
		519,343
Software — 1.1%
Microsoft Corp.(2)	1,476	347,997
Oracle Corp. (New York)	2,702	189,599
		537,596
Specialty Retail — 0.4%
TJX Cos., Inc. (The)	2,918	193,026
Trading Companies and Distributors — 0.2%
Ferguson plc	986	118,448
TOTAL COMMON STOCKS (Cost $20,301,738)		29,867,197
CONVERTIBLE BONDS — 12.0%
Automobiles — 3.9%
Tesla, Inc., 2.00%, 5/15/24	$184,000	1,977,540
Semiconductors and Semiconductor Equipment — 8.1%
Microchip Technology, Inc., 0.125%, 11/15/24	1,613,000	1,914,429
Teradyne, Inc., 1.25%, 12/15/23	564,000	2,170,695
		4,085,124
TOTAL CONVERTIBLE BONDS (Cost $2,904,226)		6,062,664
EXCHANGE-TRADED FUNDS — 6.6%
Consumer Discretionary Select Sector SPDR Fund	4,675	785,727
iShares Russell 1000 Value ETF	16,799	2,545,889
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,160,792)		3,331,616

	Shares/ Principal Amount	Value
CONVERTIBLE PREFERRED STOCKS — 0.3%
Auto Components — 0.3%
Aptiv plc, 5.50%, 6/15/23 (Cost $90,214)	860	$136,095
TEMPORARY CASH INVESTMENTS — 20.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $1,892,205), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $1,855,039)		1,855,039
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75%, 3/31/26, valued at $6,308,727), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $6,185,000)		6,185,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,398,040	2,398,040
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,438,079)		10,438,079
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.5% (Cost 35,895,049)		49,835,651
SECURITIES SOLD SHORT — (76.4)%
COMMON STOCKS SOLD SHORT — (69.2)%
Aerospace and Defense — (5.1)%
Boeing Co. (The)	(706)	(179,833)
HEICO Corp.	(17,999)	(2,264,274)
Northrop Grumman Corp.	(425)	(137,547)
		(2,581,654)
Air Freight and Logistics — (0.5)%
FedEx Corp.	(835)	(237,173)
Auto Components — (0.3)%
BorgWarner, Inc.	(2,969)	(137,643)
Automobiles — (5.3)%
Ford Motor Co.	(23,331)	(285,805)
Tesla, Inc.	(2,973)	(1,985,756)
Volkswagen AG	(1,064)	(385,993)
		(2,657,554)
Banks — (2.0)%
Bank of America Corp.	(5,642)	(218,289)
Bank OZK	(4,347)	(177,575)
Citigroup, Inc.	(3,209)	(233,455)
M&T Bank Corp.	(1,677)	(254,250)
National Bank of Canada	(1,799)	(122,209)
		(1,005,778)
Beverages — (0.6)%
Heineken NV	(3,187)	(327,513)
Building Products — (1.2)%
Carrier Global Corp.	(4,292)	(181,208)
Daikin Industries Ltd.	(800)	(161,982)
Fortune Brands Home & Security, Inc.	(2,840)	(272,129)
		(615,319)
Capital Markets — (1.0)%
Franklin Resources, Inc.	(11,946)	(353,602)
State Street Corp.	(1,595)	(133,996)
		(487,598)

	Shares/ Principal Amount	Value
Chemicals — (1.0)%
Air Products and Chemicals, Inc.	(477)	$(134,199)
PPG Industries, Inc.	(2,371)	(356,267)
		(490,466)
Commercial Services and Supplies — (0.8)%
Waste Management, Inc.	(3,328)	(429,379)
Containers and Packaging — (0.3)%
International Paper Co.	(2,443)	(132,093)
Diversified Telecommunication Services — (0.6)%
AT&T, Inc.	(4,537)	(137,335)
Lumen Technologies, Inc.	(11,775)	(157,196)
		(294,531)
Electric Utilities — (1.0)%
American Electric Power Co., Inc.	(2,314)	(195,996)
Southern Co. (The)	(4,999)	(310,738)
		(506,734)
Energy Equipment and Services — (0.5)%
Schlumberger NV	(9,313)	(253,221)
Entertainment — (0.3)%
Walt Disney Co. (The)	(803)	(148,170)
Equity Real Estate Investment Trusts (REITs) — (1.1)%
Brixmor Property Group, Inc.	(9,462)	(191,416)
SL Green Realty Corp.	(2,488)	(174,135)
Ventas, Inc.	(3,509)	(187,170)
		(552,721)
Food and Staples Retailing — (1.8)%
Kroger Co. (The)	(6,996)	(251,786)
US Foods Holding Corp.	(16,899)	(644,190)
		(895,976)
Food Products — (1.3)%
Campbell Soup Co.	(3,780)	(190,021)
Hormel Foods Corp.	(3,710)	(177,264)
Lamb Weston Holdings, Inc.	(1,815)	(140,626)
McCormick & Co., Inc.	(1,832)	(163,341)
		(671,252)
Health Care Equipment and Supplies — (1.0)%
Baxter International, Inc.	(2,669)	(225,103)
Stryker Corp.	(1,065)	(259,413)
		(484,516)
Health Care Providers and Services — (0.5)%
HCA Healthcare, Inc.	(535)	(100,762)
UnitedHealth Group, Inc.	(384)	(142,875)
		(243,637)
Household Durables — (5.3)%
Lennar Corp., Class A	(25,273)	(2,558,386)
Whirlpool Corp.	(660)	(145,431)
		(2,703,817)
Household Products — (1.0)%
Procter & Gamble Co. (The)	(3,863)	(523,166)
Insurance — (2.7)%
Aon plc, Class A	(1,428)	(328,597)

	Shares/ Principal Amount	Value
Chubb Ltd.	(803)	$(126,850)
Prudential Financial, Inc.	(5,173)	(471,260)
Travelers Cos., Inc. (The)	(1,307)	(196,573)
Unum Group	(8,717)	(242,594)
		(1,365,874)
Internet and Direct Marketing Retail — (0.7)%
Amazon.com, Inc.	(112)	(346,537)
IT Services — (1.0)%
International Business Machines Corp.	(1,392)	(185,498)
Mastercard, Inc., Class A	(279)	(99,338)
Paychex, Inc.	(2,187)	(214,370)
		(499,206)
Machinery — (7.6)%
AGCO Corp.	(4,285)	(615,540)
Atlas Copco AB, A Shares	(38,474)	(2,342,548)
Caterpillar, Inc.	(2,466)	(571,791)
Kone Oyj, B Shares	(1,911)	(156,080)
Volvo AB, B Shares	(6,744)	(170,638)
		(3,856,597)
Media — (4.8)%
Discovery, Inc., Class A	(4,569)	(198,569)
Fox Corp., Class A	(62,476)	(2,256,008)
		(2,454,577)
Multi-Utilities — (0.6)%
Consolidated Edison, Inc.	(3,815)	(285,362)
Multiline Retail — (0.3)%
Ollie's Bargain Outlet Holdings, Inc.	(2,032)	(176,784)
Oil, Gas and Consumable Fuels — (5.6)%
Chevron Corp.	(2,300)	(241,017)
Occidental Petroleum Corp.	(2,388)	(63,568)
Royal Dutch Shell plc, Class A ADR	(58,713)	(2,302,137)
Valero Energy Corp.	(3,355)	(240,218)
		(2,846,940)
Paper and Forest Products — (0.3)%
UPM-Kymmene Oyj	(4,313)	(154,908)
Pharmaceuticals — (2.0)%
AstraZeneca plc, ADR	(3,391)	(168,600)
Bristol-Myers Squibb Co.	(7,083)	(447,150)
Pfizer, Inc.	(3,686)	(133,544)
Sanofi	(2,412)	(238,397)
		(987,691)
Road and Rail — (1.4)%
Avis Budget Group, Inc.	(3,398)	(246,491)
CSX Corp.	(3,741)	(360,707)
Werner Enterprises, Inc.	(2,618)	(123,491)
		(730,689)
Semiconductors and Semiconductor Equipment — (7.1)%
Analog Devices, Inc.	(1,995)	(309,384)
Lam Research Corp.	(357)	(212,501)
Microchip Technology, Inc.	(5,794)	(899,345)
Teradyne, Inc.	(17,861)	(2,173,326)
		(3,594,556)

	Shares/ Principal Amount	Value
Specialty Retail — (1.7)%
Burlington Stores, Inc.	(660)	$(197,208)
Carvana Co.	(759)	(199,162)
Signet Jewelers Ltd.	(3,798)	(220,208)
Tractor Supply Co.	(1,431)	(253,401)
		(869,979)
Trading Companies and Distributors — (0.9)%
SiteOne Landscape Supply, Inc.	(2,589)	(442,046)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $20,917,747)		(34,991,657)
EXCHANGE-TRADED FUNDS SOLD SHORT — (7.2)%
Alerian MLP ETF	(6,420)	(195,810)
ARK Innovation ETF	(1,290)	(154,735)
iShares Russell 1000 Growth ETF	(10,098)	(2,454,218)
Utilities Select Sector SPDR Fund	(13,255)	(848,850)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $2,492,086)		(3,653,613)
TOTAL SECURITIES SOLD SHORT— (76.4)% (Proceeds $23,409,833)		(38,645,270)
OTHER ASSETS AND LIABILITIES(3) — 77.9%		39,397,577
TOTAL NET ASSETS — 100.0%		$50,587,958

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,204	USD	968	Morgan Stanley	6/30/21	$(10)
CAD	243	USD	196	Morgan Stanley	6/30/21	(2)
CAD	60	USD	48	Morgan Stanley	6/30/21	—
CAD	1,173	USD	939	Morgan Stanley	6/30/21	(5)
CAD	268	USD	212	Morgan Stanley	6/30/21	1
CAD	6,537	USD	5,192	Morgan Stanley	6/30/21	11
USD	5,310	CAD	6,641	Morgan Stanley	6/30/21	25
USD	861	CAD	1,081	Morgan Stanley	6/30/21	—
USD	609	CAD	766	Morgan Stanley	6/30/21	(1)
USD	371	CAD	466	Morgan Stanley	6/30/21	—
USD	29	CAD	37	Morgan Stanley	6/30/21	—
USD	384	CAD	484	Morgan Stanley	6/30/21	(1)
USD	498,415	CHF	462,524	Morgan Stanley	6/30/21	7,904
EUR	81,193	USD	96,905	Credit Suisse AG	6/30/21	(1,518)
EUR	19,502	USD	23,102	Credit Suisse AG	6/30/21	(191)
EUR	1,608	USD	1,896	Credit Suisse AG	6/30/21	(7)
USD	704,780	EUR	589,656	Credit Suisse AG	6/30/21	12,038
USD	50,433	EUR	42,159	Credit Suisse AG	6/30/21	904
USD	17,109	EUR	14,518	Credit Suisse AG	6/30/21	53
USD	21,003	EUR	17,887	Credit Suisse AG	6/30/21	(10)
GBP	7,707	USD	10,688	JPMorgan Chase Bank N.A.	6/30/21	(61)
GBP	6,679	USD	9,207	JPMorgan Chase Bank N.A.	6/30/21	3
USD	8,757	GBP	6,289	JPMorgan Chase Bank N.A.	6/30/21	85
USD	270,902	GBP	194,425	JPMorgan Chase Bank N.A.	6/30/21	2,796
USD	14,154	GBP	10,322	JPMorgan Chase Bank N.A.	6/30/21	(80)
USD	7,471	GBP	5,438	JPMorgan Chase Bank N.A.	6/30/21	(28)
USD	8,215	GBP	5,986	JPMorgan Chase Bank N.A.	6/30/21	(40)
USD	17,066	GBP	12,368	JPMorgan Chase Bank N.A.	6/30/21	11
JPY	17,426,700	USD	160,038	Bank of America N.A.	6/30/21	(2,516)
JPY	499,800	USD	4,557	Bank of America N.A.	6/30/21	(39)
JPY	465,800	USD	4,227	Bank of America N.A.	6/30/21	(17)
USD	16,523	JPY	1,800,300	Bank of America N.A.	6/30/21	250
USD	4,762	JPY	516,800	Bank of America N.A.	6/30/21	90
USD	4,000	JPY	435,200	Bank of America N.A.	6/30/21	66
USD	3,493	JPY	380,800	Bank of America N.A.	6/30/21	51
SEK	1,430,977	USD	169,144	UBS AG	6/30/21	(5,163)
SEK	34,833	USD	4,098	UBS AG	6/30/21	(106)
SEK	83,469	USD	9,731	UBS AG	6/30/21	(166)
SEK	110,939	USD	12,768	UBS AG	6/30/21	(55)
USD	9,375	SEK	79,831	UBS AG	6/30/21	227
USD	20,058	SEK	172,412	UBS AG	6/30/21	300
USD	4,294	SEK	37,188	UBS AG	6/30/21	33
USD	7,794	SEK	68,100	UBS AG	6/30/21	(10)
USD	5,262	SEK	45,806	UBS AG	6/30/21	13
						$14,835

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $8,665,294.
(3)Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $35,895,049)	$49,835,651
Deposits for securities sold short	39,599,212
Receivable for investments sold	86,252
Receivable for capital shares sold	30,077
Unrealized appreciation on forward foreign currency exchange contracts	24,861
Dividends and interest receivable	83,404
89,659,457

Liabilities
Securities sold short, at value (proceeds of $23,409,833)	38,645,270
Disbursements in excess of demand deposit cash	9,048
Payable for investments purchased	107,845
Payable for capital shares redeemed	183,205
Unrealized depreciation on forward foreign currency exchange contracts	10,026
Accrued management fees	64,546
Distribution and service fees payable	1,896
Dividend expense payable on securities sold short	36,056
Fees and charges payable on borrowings for securities sold short	13,607
39,071,499

Net Assets	$50,587,958

Net Assets Consist of:
Capital (par value and paid-in surplus)	$97,964,124
Distributable earnings	(47,376,166)
$50,587,958

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$7,507,043	845,295	$8.88
I Class, $0.01 Par Value	$40,396,125	4,469,536	$9.04
A Class, $0.01 Par Value	$761,001	87,414	$8.71*
C Class, $0.01 Par Value	$1,746,480	216,109	$8.08
R Class, $0.01 Par Value	$177,309	20,856	$8.50
*Maximum offering price $9.24 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,365)	$986,635
Interest	48,629
1,035,264

Expenses:
Dividend expense on securities sold short	1,043,759
Fees and charges on borrowings for securities sold short	201,940
Management fees	887,532
Distribution and service fees:
A Class	4,473
C Class	28,204
R Class	895
Directors' fees and expenses	1,824
Other expenses	9,105
2,177,732

Net investment income (loss)	(1,142,468)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,783,628
Securities sold short transactions	(15,102,961)
Forward foreign currency exchange contract transactions	(101,818)
Foreign currency translation transactions	63
578,912

Change in net unrealized appreciation (depreciation) on:
Investments	13,587,200
Securities sold short	(17,159,823)
Forward foreign currency exchange contracts	20,169
Translation of assets and liabilities in foreign currencies	1,931
(3,550,523)

Net realized and unrealized gain (loss)	(2,971,611)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,114,079)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$(1,142,468)	$205,309
Net realized gain (loss)	578,912	(16,491,153)
Change in net unrealized appreciation (depreciation)	(3,550,523)	19,624,781
Net increase (decrease) in net assets resulting from operations	(4,114,079)	3,338,937

Distributions to Shareholders
From earnings:
Investor Class	(23,722)	(130,637)
I Class	(207,288)	(443,124)
A Class	(366)	(10,199)
R Class	—	(102)
Decrease in net assets from distributions	(231,376)	(584,062)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(20,758,122)	(204,267,713)

Net increase (decrease) in net assets	(25,103,577)	(201,512,838)

Net Assets
Beginning of period	75,691,535	277,204,373
End of period	$50,587,958	$75,691,535

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.
The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.
The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class
1.65%	1.45%	1.65%	1.65%	1.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the period ended March 31, 2021.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $185,827 and $759,021, respectively. The effect of interfund transactions on the Statement of Operations was $37,537 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended March 31, 2021 were $149,810,448 and $146,249,755, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		100,000,000
Sold	249,059	$2,284,342	321,330	$3,047,343
Issued in reinvestment of distributions	2,606	23,476	13,739	130,105
Redeemed	(639,488)	(5,843,159)	(6,921,253)	(65,546,953)
	(387,823)	(3,535,341)	(6,586,184)	(62,369,505)
I Class/Shares Authorized	80,000,000		120,000,000
Sold	2,865,984	26,725,355	7,043,479	68,117,462
Issued in reinvestment of distributions	22,594	207,187	43,691	420,744
Redeemed	(4,322,747)	(40,550,020)	(20,814,474)	(202,447,815)
	(1,434,169)	(13,617,478)	(13,727,304)	(133,909,609)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	44,856	398,075	53,781	499,901
Issued in reinvestment of distributions	41	366	1,097	10,191
Redeemed	(206,377)	(1,825,909)	(229,997)	(2,138,082)
	(161,480)	(1,427,468)	(175,119)	(1,627,990)
C Class/Shares Authorized	20,000,000		30,000,000
Sold	21,045	175,697	58,928	512,711
Redeemed	(286,428)	(2,397,931)	(802,602)	(6,978,211)
	(265,383)	(2,222,234)	(743,674)	(6,465,500)
R Class/Shares Authorized	25,000,000		20,000,000
Sold	21,883	192,879	14,041	128,307
Issued in reinvestment of distributions	—	—	11	102
Redeemed	(16,960)	(148,480)	(2,571)	(23,518)
	4,923	44,399	11,481	104,891
Net increase (decrease)	(2,243,932)	$(20,758,122)	(21,220,800)	$(204,267,713)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$288,794	$385,380	—
Banks	875,585	121,763	—
Beverages	160,829	328,297	—
Chemicals	246,709	245,187	—
Food and Staples Retailing	868,630	258,068	—
Machinery	780,484	2,494,560	—
Oil, Gas and Consumable Fuels	2,920,570	120,339	—
Paper and Forest Products	—	152,672	—
Other Industries	19,619,330	—	—
Convertible Bonds	—	6,062,664	—
Exchange-Traded Funds	3,331,616	—	—
Convertible Preferred Stocks	—	136,095	—
Temporary Cash Investments	2,398,040	8,040,039	—
	$31,490,587	$18,345,064	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$24,861	—

Liabilities
Securities Sold Short
Common Stocks
Automobiles	$2,271,561	$385,993	—
Banks	883,569	122,209	—
Beverages	—	327,513	—
Building Products	453,337	161,982	—
Machinery	1,187,331	2,669,266	—
Paper and Forest Products	—	154,908	—
Pharmaceuticals	749,294	238,397	—
Other Industries	25,386,297	—	—
Exchange-Traded Funds	3,653,613	—	—
	$34,585,002	$4,060,268	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$10,026	—

7.Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,731,317.
The value of foreign currency risk derivative instruments as of March 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $24,861 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $10,026 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(101,818) in net realized gain (loss) on forward foreign currency exchange contract transactions and $20,169 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the companies whose securities it owns in its long portfolio, or in which the fund has taken a short position as well as other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$231,376	$584,062
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital $(751,530) and distributable earnings $751,530.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$37,004,975
Gross tax appreciation of investments	$12,884,950
Gross tax depreciation of investments	(54,274)
Net tax appreciation (depreciation) of investments	12,830,676
Gross tax appreciation on securities sold short	—
Gross tax depreciation on securities sold short	(15,660,805)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,585
Net tax appreciation (depreciation)	$(2,828,544)
Other book-to-tax adjustments	$(5,018,489)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(39,283,282)
Late-year ordinary loss deferral	$(245,851)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$9.53	(0.19)	(0.44)	(0.63)	(0.02)	—	(0.02)	$8.88	(6.57)%	3.77%	3.77%	1.67%	(2.03)%	(2.03)%	299%	$7,507
2020	$9.45	—(3)	0.14	0.14	(0.06)	—	(0.06)	$9.53	1.52%	3.47%	3.47%	1.66%	0.04%	0.04%	580%	$11,753
2019	$10.27	0.02	(0.33)	(0.31)	—	(0.51)	(0.51)	$9.45	(3.04)%	3.48%	3.58%	1.66%	0.26%	0.16%	324%	$73,871
2018	$10.76	(0.12)	(0.13)	(0.25)	—	(0.24)	(0.24)	$10.27	(2.36)%	3.82%	4.07%	1.66%	(1.10)%	(1.35)%	307%	$232,629
2017	$10.73	(0.18)	0.49	0.31	—	(0.28)	(0.28)	$10.76	2.97%	3.68%	3.94%	1.64%	(1.65)%	(1.91)%	374%	$419,925
I Class
2021	$9.70	(0.17)	(0.45)	(0.62)	(0.04)	—	(0.04)	$9.04	(6.37)%	3.57%	3.57%	1.47%	(1.83)%	(1.83)%	299%	$40,396
2020	$9.61	0.02	0.15	0.17	(0.08)	—	(0.08)	$9.70	1.80%	3.27%	3.27%	1.46%	0.24%	0.24%	580%	$57,261
2019	$10.42	0.05	(0.35)	(0.30)	—	(0.51)	(0.51)	$9.61	(2.90)%	3.28%	3.38%	1.46%	0.46%	0.36%	324%	$188,718
2018	$10.89	(0.09)	(0.14)	(0.23)	—	(0.24)	(0.24)	$10.42	(2.15)%	3.62%	3.87%	1.46%	(0.90)%	(1.15)%	307%	$261,906
2017	$10.83	(0.16)	0.50	0.34	—	(0.28)	(0.28)	$10.89	3.23%	3.48%	3.74%	1.44%	(1.45)%	(1.71)%	374%	$184,717
A Class
2021	$9.34	(0.21)	(0.42)	(0.63)	—(3)	—	—(3)	$8.71	(6.72)%	4.02%	4.02%	1.92%	(2.28)%	(2.28)%	299%	$761
2020	$9.26	(0.04)	0.16	0.12	(0.04)	—	(0.04)	$9.34	1.29%	3.72%	3.72%	1.91%	(0.21)%	(0.21)%	580%	$2,325
2019	$10.10	(0.01)	(0.32)	(0.33)	—	(0.51)	(0.51)	$9.26	(3.29)%	3.73%	3.83%	1.91%	0.01%	(0.09)%	324%	$3,926
2018	$10.61	(0.15)	(0.12)	(0.27)	—	(0.24)	(0.24)	$10.10	(2.58)%	4.07%	4.32%	1.91%	(1.35)%	(1.60)%	307%	$12,055
2017	$10.61	(0.20)	0.48	0.28	—	(0.28)	(0.28)	$10.61	2.72%	3.93%	4.19%	1.89%	(1.90)%	(2.16)%	374%	$106,662

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$8.74	(0.25)	(0.41)	(0.66)	—	—	—	$8.08	(7.55)%	4.77%	4.77%	2.67%	(3.03)%	(3.03)%	299%	$1,746
2020	$8.69	(0.09)	0.14	0.05	—	—	—	$8.74	0.58%	4.47%	4.47%	2.66%	(0.96)%	(0.96)%	580%	$4,206
2019	$9.58	(0.07)	(0.31)	(0.38)	—	(0.51)	(0.51)	$8.69	(4.00)%	4.48%	4.58%	2.66%	(0.74)%	(0.84)%	324%	$10,648
2018	$10.16	(0.21)	(0.13)	(0.34)	—	(0.24)	(0.24)	$9.58	(3.39)%	4.82%	5.07%	2.66%	(2.10)%	(2.35)%	307%	$22,629
2017	$10.24	(0.27)	0.47	0.20	—	(0.28)	(0.28)	$10.16	2.03%	4.68%	4.94%	2.64%	(2.65)%	(2.91)%	374%	$34,958
R Class
2021	$9.15	(0.22)	(0.43)	(0.65)	—	—	—	$8.50	(7.10)%	4.27%	4.27%	2.17%	(2.53)%	(2.53)%	299%	$177
2020	$9.07	(0.08)	0.18	0.10	(0.02)	—	(0.02)	$9.15	1.06%	3.97%	3.97%	2.16%	(0.46)%	(0.46)%	580%	$146
2019	$9.92	(0.03)	(0.31)	(0.34)	—	(0.51)	(0.51)	$9.07	(3.45)%	3.98%	4.08%	2.16%	(0.24)%	(0.34)%	324%	$40
2018	$10.46	(0.16)	(0.14)	(0.30)	—	(0.24)	(0.24)	$9.92	(2.91)%	4.32%	4.57%	2.16%	(1.60)%	(1.85)%	307%	$79
2017	$10.49	(0.22)	0.47	0.25	—	(0.28)	(0.28)	$10.46	2.47%	4.18%	4.44%	2.14%	(2.15)%	(2.41)%	374%	$123

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Market Neutral Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AC Alternatives® Market Neutral Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $231,376, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
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Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92270 2105

Annual Report

March 31, 2021

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)
G Class (AEIMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	35.30%	9.99%	9.92%	—	8/1/94
Russell 3000 Value Index	—	58.38%	11.86%	10.90%	—	—
S&P 500 Index	—	56.35%	16.28%	13.90%	—	—
I Class	ACIIX	35.67%	10.22%	10.14%	—	7/8/98
Y Class	AEIYX	35.83%	—	—	8.68%	4/10/17
A Class	TWEAX					3/7/97
No sales charge		34.95%	9.72%	9.64%	—
With sales charge		27.11%	8.43%	9.00%	—
C Class	AEYIX	33.90%	8.90%	8.82%	—	7/13/01
R Class	AEURX	34.60%	9.43%	9.36%	—	8/29/03
R5 Class	AEIUX	35.72%	—	—	8.51%	4/10/17
R6 Class	AEUDX	35.68%	10.38%	—	9.82%	7/26/13
G Class	AEIMX	36.61%	—	—	9.14%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $25,759

Russell 3000 Value Index — $28,155

S&P 500 Index — $36,788

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.92%	0.72%	0.57%	1.17%	1.92%	1.42%	0.72%	0.57%	0.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, Michael Liss and Brian Woglom

Performance Summary

Equity Income returned 35.30%* for the fiscal year ended March 31, 2021, underperforming the Russell 3000 Value Index, which returned 58.38%. The fund’s return reflects operating expenses, while the index’s return does not.

The financials sector detracted from performance relative to the benchmark due to security selection. Security selection and an overweight in consumer staples also hampered performance. Security selection in information technology contributed. An underweight allocation in the real estate sector also benefited performance.

Stock Selection in Financials and Consumer Staples Detracted

Our conservative security selection in financials led to significant relative underperformance in the sector. Specifically, our exposure to fixed-to-floating preferred stocks within the banking industry, including JPMorgan Chase & Co. and U.S. Bancorp, and an underweight to the common stocks of mega-cap banks were notable detractors.

Security selection and an overweight to the consumer staples sector detracted from relative performance, particularly in the food products industry. We believe some investors reduced their expectations for consumer staples companies in a post-pandemic environment, in favor of stocks likely to benefit more from economic reopening. Nestle underperformed along with many other consumer staples stocks. On the heels of positive vaccine news, the market rotated away from more defensive names like this food and beverage company, which had outperformed earlier in 2020.

Elsewhere, Roche Holding was a significant detractor. The pharmaceutical company weighed on performance after it provided guidance for its 2021 fiscal year that was more conservative than anticipated. Some investors also had concerns regarding the company’s future growth. Additionally, the pharmaceuticals industry was pressured by concerns over possible drug pricing reform.

Information Technology and Real Estate Contributed

Stock selection in the information technology sector, in the semiconductors and semiconductor equipment industry in particular, supported performance. Texas Instruments, the largest analog supplier in the world, was a key contributor. Our avoidance of several benchmark names in the IT services industry also contributed. Our limited exposure to companies in the real estate sector was another contributor to relative performance.

Emerson Electric was a notable contributor. This higher-quality industrial company continued to execute on its restructuring actions, driving market expansion through the economic downturn. Additionally, Emerson’s disciplined capital allocation supported free cash flow growth and a dividend increase.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation and relative yield does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

At the end of the period, consumer staples, utilities and health care were other large overweights relative to the benchmark. We held significant underweights in consumer discretionary, communication services and industrials.

We maintain a significant exposure to consumer staples as we believe companies in the sector generally offer defensive characteristics and are well-suited for our portfolio. We value those companies with relatively strong balance sheets, growing dividend streams and access to large numbers of consumers. We use temporary weakness in consumer staples stocks to build positions in higher-quality companies.

We also had a notable exposure to utilities at the end of the period. Companies in the sector provide essential services and consequently are viewed as stable and reliable dividend-paying investments through economic turmoil. There are also value opportunities in health care, where we are finding quality companies with attractive risk/reward profiles, particularly in the pharmaceuticals and health care equipment and supplies industries.

We also maintain a significant absolute weight in the financials sector and have identified many higher-quality companies that fit our process. Within the banking industry, we have exposure to banks via a mix of fixed-to-floating preferred stocks and common stock holdings. We also hold select positions in capital markets and insurance industries.

6

Fund Characteristics

MARCH 31, 2021
Top Ten Holdings	% of net assets
Johnson & Johnson	4.9%
Medtronic plc	4.3%
Verizon Communications, Inc.	2.9%
Emerson Electric Co.	2.7%
Walmart, Inc.	2.7%
Roche Holding AG	2.7%
iShares Russell 1000 Value ETF	2.5%
Colgate-Palmolive Co.	2.3%
Marsh & McLennan Cos., Inc.	2.1%
ONE Gas, Inc.	2.0%

Top Five Industries	% of net assets
Banks	9.3%
Pharmaceuticals	8.1%
Capital Markets	6.3%
Health Care Equipment and Supplies	6.3%
Gas Utilities	5.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	70.2%
Foreign Common Stocks*	9.8%
Preferred Stocks	9.2%
Convertible Bonds	3.5%
Exchange-Traded Funds	2.5%
Convertible Preferred Stocks	1.5%
Total Equity Exposure	96.7%
Corporate Bonds	0.2%
Temporary Cash Investments	3.3%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,160.90	$4.90	0.91%
I Class	$1,000	$1,161.70	$3.83	0.71%
Y Class	$1,000	$1,163.80	$3.02	0.56%
A Class	$1,000	$1,159.40	$6.25	1.16%
C Class	$1,000	$1,155.10	$10.26	1.91%
R Class	$1,000	$1,157.40	$7.58	1.41%
R5 Class	$1,000	$1,161.90	$3.83	0.71%
R6 Class	$1,000	$1,162.50	$3.02	0.56%
G Class	$1,000	$1,165.60	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.39	$4.58	0.91%
I Class	$1,000	$1,021.39	$3.58	0.71%
Y Class	$1,000	$1,022.14	$2.82	0.56%
A Class	$1,000	$1,019.15	$5.84	1.16%
C Class	$1,000	$1,015.41	$9.60	1.91%
R Class	$1,000	$1,017.90	$7.09	1.41%
R5 Class	$1,000	$1,021.39	$3.58	0.71%
R6 Class	$1,000	$1,022.14	$2.82	0.56%
G Class	$1,000	$1,024.93	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

MARCH 31, 2021

	Shares/ Principal Amount	Value
COMMON STOCKS — 80.0%
Aerospace and Defense — 0.9%
Raytheon Technologies Corp.	1,399,840	$108,165,637
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., Class B	590,107	100,312,289
Automobiles — 0.5%
Toyota Motor Corp.	799,700	62,478,212
Banks — 2.5%
Commerce Bancshares, Inc.	555,700	42,572,177
JPMorgan Chase & Co.	1,196,891	182,202,717
PNC Financial Services Group, Inc. (The)	395,874	69,440,258
		294,215,152
Beverages — 1.8%
PepsiCo, Inc.	1,497,406	211,808,079
Capital Markets — 4.8%
Ameriprise Financial, Inc.	399,686	92,907,011
Bank of New York Mellon Corp. (The)	3,798,548	179,633,335
BlackRock, Inc.	72,319	54,525,633
Charles Schwab Corp. (The)	699,233	45,576,007
Janus Henderson Group plc	689,058	21,464,157
Northern Trust Corp.	1,299,985	136,641,423
T. Rowe Price Group, Inc.	297,430	51,038,988
		581,786,554
Chemicals — 2.8%
Akzo Nobel NV	989,437	110,572,843
Linde plc	798,900	223,803,846
		334,376,689
Commercial Services and Supplies — 0.7%
Republic Services, Inc.	799,752	79,455,361
Communications Equipment — 1.7%
Cisco Systems, Inc.	3,997,553	206,713,466
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	94,610	31,771,930
Containers and Packaging — 0.7%
Packaging Corp. of America	596,826	80,261,160
Diversified Telecommunication Services — 2.9%
Verizon Communications, Inc.	5,998,590	348,818,008
Electric Utilities — 2.3%
Duke Energy Corp.	699,007	67,475,145
Evergy, Inc.	1,996,881	118,874,326
Eversource Energy	1,012,737	87,692,897
		274,042,368
Electrical Equipment — 4.4%
ABB Ltd.	799,618	24,320,129
Emerson Electric Co.	3,655,309	329,781,978
Hubbell, Inc.	909,936	170,057,939
		524,160,046
10

	Shares/ Principal Amount	Value
Electronic Equipment, Instruments and Components — 0.7%
Corning, Inc.	1,999,900	$87,015,649
Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	99,900	23,882,094
Equinix, Inc.	69,900	47,503,341
		71,385,435
Food and Staples Retailing — 3.6%
Koninklijke Ahold Delhaize NV	3,849,620	107,227,501
Walmart, Inc.	2,397,814	325,695,075
		432,922,576
Food Products — 3.7%
Hershey Co. (The)	598,685	94,688,019
Mondelez International, Inc., Class A	2,698,892	157,966,149
Nestle SA	1,699,715	189,442,289
		442,096,457
Gas Utilities — 5.3%
Atmos Energy Corp.	2,198,684	217,339,913
ONE Gas, Inc.(1)	3,099,217	238,360,780
Spire, Inc.	2,496,021	184,430,992
		640,131,685
Health Care Equipment and Supplies — 5.3%
Becton Dickinson and Co.	468,847	114,000,148
Medtronic plc	4,399,993	519,771,173
		633,771,321
Health Care Providers and Services — 0.9%
Cigna Corp.	99,900	24,149,826
Quest Diagnostics, Inc.	698,970	89,705,810
		113,855,636
Health Care Technology — 0.6%
Cerner Corp.	996,243	71,609,947
Household Products — 3.5%
Colgate-Palmolive Co.	3,497,801	275,731,653
Kimberly-Clark Corp.	198,844	27,649,258
Procter & Gamble Co. (The)	895,682	121,302,213
		424,683,124
Insurance — 4.8%
Aflac, Inc.	1,398,145	71,557,061
Allstate Corp. (The)	497,900	57,208,710
Chubb Ltd.	1,119,771	176,890,225
Hartford Financial Services Group, Inc. (The)	299,800	20,023,642
Marsh & McLennan Cos., Inc.	2,098,600	255,609,480
		581,289,118
IT Services — 1.5%
Automatic Data Processing, Inc.	976,944	184,124,636
Machinery — 0.3%
PACCAR, Inc.	398,816	37,057,983
Oil, Gas and Consumable Fuels — 4.2%
Chevron Corp.	1,799,931	188,614,770
Enterprise Products Partners LP	8,899,249	195,961,463
Shell Midstream Partners LP	698,780	9,321,725
TOTAL SE	2,398,341	111,699,862
		505,597,820
11

	Shares/ Principal Amount	Value
Personal Products — 1.9%
Unilever plc	3,999,912	$223,175,542
Pharmaceuticals — 8.1%
Johnson & Johnson	3,597,929	591,319,631
Merck & Co., Inc.	497,700	38,367,693
Novartis AG	199,600	17,050,393
Roche Holding AG	999,784	323,169,738
		969,907,455
Road and Rail — 1.6%
Norfolk Southern Corp.	694,804	186,568,770
Semiconductors and Semiconductor Equipment — 1.7%
Texas Instruments, Inc.	1,063,580	201,005,984
Software — 3.7%
Microsoft Corp.	999,627	235,682,058
Oracle Corp. (New York)	2,998,000	210,369,660
		446,051,718
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.(1)	7,987,872	105,799,365
TOTAL COMMON STOCKS (Cost $7,210,613,714)		9,596,415,172
PREFERRED STOCKS — 9.2%
Banks — 6.4%
Bank of America Corp., 4.30%	43,960,000	44,179,800
Bank of America Corp., 5.875%	103,154,000	112,635,915
Citigroup, Inc., 5.95%	68,696,000	72,095,982
JPMorgan Chase & Co., 3.68%	82,975,000	83,019,605
JPMorgan Chase & Co., 4.60%	89,842,000	90,965,025
JPMorgan Chase & Co., 5.00%	162,725,000	168,345,224
U.S. Bancorp, 5.30%	138,659,000	152,420,906
Wells Fargo & Co., 3.90%	39,879,000	40,298,726
		763,961,183
Capital Markets — 1.1%
Bank of New York Mellon Corp. (The), 3.61%	28,881,000	28,877,468
Bank of New York Mellon Corp. (The), 4.70%	9,963,000	10,819,320
Charles Schwab Corp. (The), 4.00%	39,959,000	40,650,291
Charles Schwab Corp. (The), 5.00%	6,743,000	6,992,491
Charles Schwab Corp. (The), 5.375%	34,629,000	38,340,190
		125,679,760
Electric Utilities — 0.9%
Duke Energy Corp., 4.875%	103,810,000	109,934,790
Insurance — 0.2%
Progressive Corp. (The), 5.375%	24,077,000	25,107,496
Multi-Utilities — 0.6%
Dominion Energy, Inc., 4.65%	69,883,000	73,747,530
TOTAL PREFERRED STOCKS (Cost $1,052,801,599)		1,098,430,759
CONVERTIBLE BONDS — 3.5%
Airlines — 0.1%
Southwest Airlines Co., 1.25%, 5/1/25	$9,195,000	15,832,641
Capital Markets — 0.4%
Credit Suisse AG, (convertible into Charles Schwab Corp. (The)), 8.55%, 4/22/21(2)(3)	498,270	20,187,375
12

	Shares/ Principal Amount	Value
Credit Suisse AG, (convertible into Charles Schwab Corp. (The)), 9.10%, 5/25/21(2)(3)	$499,900	$25,260,717
		45,448,092
Construction Materials — 0.3%
Citigroup Global Markets Holdings, Inc., (convertible into Martin Marietta Materials, Inc.), 10.87%, 4/9/21(2)(3)	82,480	21,727,216
Merrill Lynch International & Co. CV, (convertible into Martin Marietta Materials, Inc.), 10.30%, 6/15/21(2)(3)	50,000	13,660,120
		35,387,336
Diversified Financial Services — 1.7%
Citigroup Global Markets Holdings, Inc., (convertible into Berkshire Hathaway, Inc., Class B), 2.61%, 7/15/21(2)(3)	117,000	27,823,299
Goldman Sachs International, (convertible into Berkshire Hathaway, Inc., Class B), 1.28%, 8/11/21(2)(3)	98,900	23,636,902
JPMorgan Chase Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 2.52%, 9/21/21(2)(3)	99,900	25,365,806
Merrill Lynch International & Co. CV, (convertible into Berkshire Hathaway, Inc., Class B), 2.95%, 8/26/21(2)(3)	169,500	41,840,302
Royal Bank of Canada, (convertible into Berkshire Hathaway, Inc., Class B), 2.50%, 4/13/21(2)(3)	129,710	28,404,272
UBS AG, (convertible into Berkshire Hathaway, Inc., Class B), 2.60%, 5/5/21(2)(3)	129,710	27,254,356
UBS AG, (convertible into Berkshire Hathaway, Inc., Class B), 0.55%, 10/4/21(2)(3)	99,900	25,629,845
		199,954,782
Electrical Equipment — 0.2%
Merrill Lynch International & Co. CV, (convertible into Emerson Electric Co.), 8.00%, 6/18/21(2)(3)	299,900	25,185,194
Oil, Gas and Consumable Fuels — 0.1%
Pioneer Natural Resources Co., 0.25%, 5/15/25(2)	6,994,000	10,987,574
Road and Rail — 0.2%
Royal Bank of Canada, (convertible into Norfolk Southern Corp.), 4.35%, 5/21/21(2)(3)	99,900	25,113,839
Semiconductors and Semiconductor Equipment — 0.5%
Microchip Technology, Inc., 0.125%, 11/15/24	49,988,000	59,329,507
TOTAL CONVERTIBLE BONDS (Cost $392,215,466)		417,238,965
EXCHANGE-TRADED FUNDS — 2.5%
iShares Russell 1000 Value ETF (Cost $202,582,900)	1,999,089	302,961,938
CONVERTIBLE PREFERRED STOCKS — 1.5%
Auto Components — 0.1%
Aptiv plc, 5.50%, 6/15/23	67,946	10,752,455
Banks — 0.4%
Wells Fargo & Co., 7.50%	39,911	56,757,880
Health Care Equipment and Supplies — 1.0%
Becton Dickinson and Co., 6.00%, 6/1/23(4)	2,199,653	118,220,350
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $171,502,583)		185,730,685
CORPORATE BONDS — 0.2%
Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., VRN, 5.65%, 5/1/79 (Cost $19,989,941)	$19,962,000	22,817,726
13

	Shares/ Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 3.3%
Federal Farm Credit Discount Notes, 0.02%, 4/1/21(5)	$15,000,000	$15,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $67,654,137), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $66,325,311)		66,325,293
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.125%, 5/15/26 - 6/30/26, valued at $225,595,882), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $221,172,000)		221,172,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	85,712,531	85,712,531
TOTAL TEMPORARY CASH INVESTMENTS (Cost $388,209,824)		388,209,824
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(6) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $12,114,850)	12,114,850	12,114,850
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $9,450,030,877)		12,023,919,919
OTHER ASSETS AND LIABILITIES — (0.3)%		(30,831,142)
TOTAL NET ASSETS — 100.0%		$11,993,088,777

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
Oracle Corp.	1,000	Put	$60.00	4/16/21	$7,017,000	$(46,334)	$(5,500)
Walmart, Inc.	279	Put	$124.00	4/16/21	$3,789,657	(10,464)	(2,790)
						$(56,798)	$(8,290)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	508,456,782	CHF	471,842,809	Morgan Stanley	6/30/21	$8,063,243
USD	505,462,355	EUR	422,896,824	Credit Suisse AG	6/30/21	8,633,570
JPY	207,282,240	USD	1,909,950	Bank of America N.A.	6/30/21	(36,301)
JPY	174,174,660	USD	1,597,690	Bank of America N.A.	6/30/21	(23,305)
USD	54,621,732	JPY	5,951,447,370	Bank of America N.A.	6/30/21	825,886
USD	2,518,138	JPY	274,217,130	Bank of America N.A.	6/30/21	39,457
USD	1,569,524	JPY	172,015,470	Bank of America N.A.	6/30/21	14,655
						$17,517,205

14

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $342,076,817, which represented 2.9% of total net assets.
(3)Equity-linked debt security. The aggregated value of these securities at the period end was $331,089,243, which represented 2.8% of total net assets.
(4)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $11,838,411. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(5)The rate indicated is the yield to maturity at purchase.
(6)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $12,114,850.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities - unaffiliated, at value (cost of $9,199,292,279) — including $11,838,411 of securities on loan	$11,667,644,924
Investment securities - affiliated, at value (cost of $238,623,748)	344,160,145
Investment made with cash collateral received for securities on loan, at value (cost of $12,114,850)	12,114,850
Total investment securities, at value (cost of $9,450,030,877)	12,023,919,919
Foreign currency holdings, at value (cost of $441,801)	439,932
Deposits with broker for options contracts	2,837,880
Receivable for investments sold	6,246,017
Receivable for capital shares sold	5,765,354
Unrealized appreciation on forward foreign currency exchange contracts	17,576,811
Dividends and interest receivable	31,452,244
Securities lending receivable	2,977
12,088,241,134

Liabilities
Written options, at value (premiums received $56,798)	8,290
Payable for collateral received for securities on loan	12,114,850
Payable for investments purchased	48,955,533
Payable for capital shares redeemed	25,695,202
Unrealized depreciation on forward foreign currency exchange contracts	59,606
Accrued management fees	7,854,422
Distribution and service fees payable	464,454
95,152,357

Net Assets	$11,993,088,777

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,376,586,770
Distributable earnings	2,616,502,007
$11,993,088,777

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,211,553,561	445,539,445	$9.45
I Class, $0.01 Par Value	$5,167,201,574	545,919,776	$9.47
Y Class, $0.01 Par Value	$281,614,246	29,720,086	$9.48
A Class, $0.01 Par Value	$869,137,210	91,952,779	$9.45*
C Class, $0.01 Par Value	$303,205,258	32,083,224	$9.45
R Class, $0.01 Par Value	$57,031,516	6,058,718	$9.41
R5 Class, $0.01 Par Value	$62,609,667	6,621,424	$9.46
R6 Class, $0.01 Par Value	$1,040,729,961	109,847,010	$9.47
G Class, $0.01 Par Value	$5,784	610	$9.48
*Maximum offering price $10.03 (net asset value divided by 0.9425).

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (including $10,402,861 from affiliates and net of foreign taxes withheld of $5,421,029)	$286,873,965
Interest	54,095,965
Securities lending, net	461,746
341,431,676

Expenses:
Management fees	89,306,421
Distribution and service fees:
A Class	1,898,159
C Class	3,711,409
R Class	294,460
Directors' fees and expenses	339,713
Other expenses	17,340
95,567,502
Fees waived - G Class	(28)
95,567,474

Net investment income (loss)	245,864,202

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(1,495,836) from affiliates) (Note 4)	447,024,746
Forward foreign currency exchange contract transactions	(47,892,430)
Written options contract transactions	2,822,743
Foreign currency translation transactions	(102,379)
401,852,680

Change in net unrealized appreciation (depreciation) on:
Investments (including $(1,920,902) from affiliates)	2,707,989,125
Forward foreign currency exchange contracts	26,447,791
Written options contracts	(20,659)
Translation of assets and liabilities in foreign currencies	37,114
2,734,453,371

Net realized and unrealized gain (loss)	3,136,306,051

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,382,170,253

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$245,864,202	$256,621,230
Net realized gain (loss)	401,852,680	290,403,850
Change in net unrealized appreciation (depreciation)	2,734,453,371	(1,945,113,540)
Net increase (decrease) in net assets resulting from operations	3,382,170,253	(1,398,088,460)

Distributions to Shareholders
From earnings:
Investor Class	(89,824,916)	(340,852,305)
I Class	(116,672,660)	(366,932,951)
Y Class	(6,594,058)	(19,641,585)
A Class	(14,576,470)	(60,875,609)
C Class	(4,417,051)	(31,995,010)
R Class	(1,002,485)	(5,030,757)
R5 Class	(1,336,997)	(78,647)
R6 Class	(24,137,281)	(72,662,809)
G Class	(160)	(358)
Decrease in net assets from distributions	(258,562,078)	(898,070,031)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,141,632,398)	894,237,191

Net increase (decrease) in net assets	1,981,975,777	(1,401,921,300)

Net Assets
Beginning of period	10,011,113,000	11,413,034,300
End of period	$11,993,088,777	$10,011,113,000

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on August 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
19

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
20

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

21

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Convertible Preferred Stocks	$12,114,850	—	—	—	$12,114,850
Gross amount of recognized liabilities for securities lending transactions					$12,114,850

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.91%
I Class	0.60% to 0.80%	0.71%
Y Class	0.45% to 0.65%	0.56%
A Class	0.80% to 1.00%	0.91%
C Class	0.80% to 1.00%	0.91%
R Class	0.80% to 1.00%	0.91%
R5 Class	0.60% to 0.80%	0.71%
R6 Class	0.45% to 0.65%	0.56%
G Class	0.45% to 0.65%	0.00%(1)
(1)Effective annual management fee before waiver was 0.56%.

22

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $24,084,967 and $31,960,791, respectively. The effect of interfund transactions on the Statement of Operations was $6,453,143 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 were $5,526,734,698 and $6,725,857,656, respectively.

For the period ended March 31, 2021, the fund incurred net realized gains of $3,009,649 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2021		Year ended March 31, 2020(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,600,000,000		4,700,000,000
Sold	66,931,155	$558,165,028	76,577,889	$675,765,127
Issued in reinvestment of distributions	10,296,106	86,745,797	36,635,090	332,268,596
Redeemed	(144,331,250)	(1,220,193,872)	(300,004,541)	(2,611,886,041)
	(67,103,989)	(575,283,047)	(186,791,562)	(1,603,852,318)
I Class/Shares Authorized	3,850,000,000		3,700,000,000
Sold	161,889,860	1,356,311,143	370,363,277	3,265,100,957
Issued in reinvestment of distributions	13,122,030	110,995,416	38,092,032	345,571,110
Redeemed	(210,474,171)	(1,780,200,380)	(151,793,644)	(1,291,749,298)
	(35,462,281)	(312,893,821)	256,661,665	2,318,922,769
Y Class/Shares Authorized	200,000,000		220,000,000
Sold	6,952,418	58,596,972	11,050,681	93,766,095
Issued in reinvestment of distributions	748,529	6,345,832	2,090,685	18,982,712
Redeemed	(9,109,803)	(76,780,263)	(8,498,354)	(72,292,572)
	(1,408,856)	(11,837,459)	4,643,012	40,456,235
A Class/Shares Authorized	720,000,000		700,000,000
Sold	27,235,924	231,711,362	19,853,899	176,773,387
Issued in reinvestment of distributions	1,610,153	13,580,326	6,419,773	58,271,266
Redeemed	(34,722,510)	(285,333,015)	(26,236,608)	(230,967,832)
	(5,876,433)	(40,041,327)	37,064	4,076,821
C Class/Shares Authorized	275,000,000		400,000,000
Sold	3,214,897	26,939,727	9,411,907	84,070,191
Issued in reinvestment of distributions	494,459	4,109,198	3,151,688	28,683,849
Redeemed	(26,853,941)	(228,095,966)	(19,320,917)	(170,097,143)
	(23,144,585)	(197,047,041)	(6,757,322)	(57,343,103)
R Class/Shares Authorized	70,000,000		80,000,000
Sold	950,355	8,012,700	1,221,785	10,377,138
Issued in reinvestment of distributions	116,317	968,783	548,345	4,959,868
Redeemed	(2,938,398)	(24,840,585)	(4,059,305)	(35,774,297)
	(1,871,726)	(15,859,102)	(2,289,175)	(20,437,291)
R5 Class/Shares Authorized	50,000,000		20,000,000
Sold	7,141,230	57,602,916	44,230	399,711
Issued in reinvestment of distributions	157,987	1,336,997	8,678	78,647
Redeemed	(805,398)	(6,991,331)	(27,847)	(244,584)
	6,493,819	51,948,582	25,061	233,774
R6 Class/Shares Authorized	800,000,000		800,000,000
Sold	25,998,150	221,466,928	34,167,972	304,078,802
Issued in reinvestment of distributions	2,848,378	24,137,221	8,004,159	72,662,809
Redeemed	(33,581,581)	(286,223,492)	(19,007,157)	(164,566,665)
	(4,735,053)	(40,619,343)	23,164,974	212,174,946
G Class/Shares Authorized	65,000,000		140,000,000
Sold	—	—	552	5,000
Issued in reinvestment of distributions	19	160	39	358
	19	160	591	5,358
Net increase (decrease)	(133,109,085)	$(1,141,632,398)	88,694,308	$894,237,191
(1)August 1, 2019 (commencement of sale) through March 31, 2020 for the G Class.

24

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2021 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$106,806	—	$14,630	$13,623	$105,799	7,988	$(1,629)	$3,963
ONE Gas, Inc.	208,899	$45,221	215	(15,544)	238,361	3,099	133	6,440
	$315,705	$45,221	$14,845	$(1,921)	$344,160	11,087	$(1,496)	$10,403

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

25

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	—	$62,478,212	—
Chemicals	$223,803,846	110,572,843	—
Electrical Equipment	499,839,917	24,320,129	—
Food and Staples Retailing	325,695,075	107,227,501	—
Food Products	252,654,168	189,442,289	—
Oil, Gas and Consumable Fuels	393,897,958	111,699,862	—
Personal Products	—	223,175,542	—
Pharmaceuticals	629,687,324	340,220,131	—
Other Industries	6,101,700,375	—	—
Preferred Stocks	—	1,098,430,759	—
Convertible Bonds	—	417,238,965	—
Exchange-Traded Funds	302,961,938	—	—
Convertible Preferred Stocks	—	185,730,685	—
Corporate Bonds	—	22,817,726	—
Temporary Cash Investments	85,712,531	302,497,293	—
Temporary Cash Investments - Securities Lending Collateral	12,114,850	—	—
	$8,828,067,982	$3,195,851,937	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$17,576,811	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$59,606	—
Written Options Contracts	$8,290	—	—
	$8,290	$59,606	—

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 2,386 written options contracts.
26

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,101,932,525.

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$8,290
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$17,576,811	Unrealized depreciation on forward foreign currency exchange contracts	59,606
		$17,576,811		$67,896

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$2,822,743	Change in net unrealized appreciation (depreciation) on written options contracts	$(20,659)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(47,892,430)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	26,447,791
		$(45,069,687)		$26,427,132

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

27

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$258,562,078	$471,893,439
Long-term capital gains	—	$426,176,592

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,563,339,002
Gross tax appreciation of investments	$2,519,188,611
Gross tax depreciation of investments	(58,607,694)
Net tax appreciation (depreciation) of investments	2,460,580,917
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	205,015
Net tax appreciation (depreciation)	$2,460,785,932
Undistributed ordinary income	$24,396,428
Accumulated long-term gains	$131,319,647

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$7.14	0.17	2.33	2.50	(0.19)	—	(0.19)	$9.45	35.30%	0.91%	0.91%	2.10%	2.10%	52%	$4,211,554
2020	$8.69	0.18	(1.07)	(0.89)	(0.19)	(0.47)	(0.66)	$7.14	(11.81)%	0.91%	0.91%	2.07%	2.07%	85%	$3,660,808
2019	$8.60	0.18	0.56	0.74	(0.18)	(0.47)	(0.65)	$8.69	9.07%	0.91%	0.91%	2.13%	2.13%	80%	$6,081,355
2018	$9.13	0.17	0.37	0.54	(0.17)	(0.90)	(1.07)	$8.60	5.61%	0.91%	0.91%	1.86%	1.86%	75%	$6,496,269
2017	$8.41	0.17	1.24	1.41	(0.17)	(0.52)	(0.69)	$9.13	17.14%	0.91%	0.91%	1.91%	1.91%	93%	$7,327,473
I Class
2021	$7.15	0.20	2.32	2.52	(0.20)	—	(0.20)	$9.47	35.67%	0.71%	0.71%	2.30%	2.30%	52%	$5,167,202
2020	$8.70	0.21	(1.08)	(0.87)	(0.21)	(0.47)	(0.68)	$7.15	(11.62)%	0.71%	0.71%	2.27%	2.27%	85%	$4,157,382
2019	$8.61	0.20	0.56	0.76	(0.20)	(0.47)	(0.67)	$8.70	9.27%	0.71%	0.71%	2.33%	2.33%	80%	$2,826,256
2018	$9.14	0.19	0.37	0.56	(0.19)	(0.90)	(1.09)	$8.61	5.82%	0.71%	0.71%	2.06%	2.06%	75%	$2,621,898
2017	$8.42	0.19	1.24	1.43	(0.19)	(0.52)	(0.71)	$9.14	17.36%	0.71%	0.71%	2.11%	2.11%	93%	$1,515,758

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$7.16	0.21	2.33	2.54	(0.22)	—	(0.22)	$9.48	35.83%	0.56%	0.56%	2.45%	2.45%	52%	$281,614
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$222,844
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$230,773
2018(3)	$9.16	0.20	0.36	0.56	(0.20)	(0.90)	(1.10)	$8.62	5.83%	0.56%(4)	0.56%(4)	2.25%(4)	2.25%(4)	75%(5)	$216,014
A Class
2021	$7.14	0.16	2.31	2.47	(0.16)	—	(0.16)	$9.45	34.95%	1.16%	1.16%	1.85%	1.85%	52%	$869,137
2020	$8.69	0.16	(1.07)	(0.91)	(0.17)	(0.47)	(0.64)	$7.14	(12.02)%	1.16%	1.16%	1.82%	1.82%	85%	$698,473
2019	$8.60	0.16	0.56	0.72	(0.16)	(0.47)	(0.63)	$8.69	8.80%	1.16%	1.16%	1.88%	1.88%	80%	$850,117
2018	$9.13	0.14	0.38	0.52	(0.15)	(0.90)	(1.05)	$8.60	5.36%	1.16%	1.16%	1.61%	1.61%	75%	$931,567
2017	$8.41	0.15	1.24	1.39	(0.15)	(0.52)	(0.67)	$9.13	16.85%	1.16%	1.16%	1.66%	1.66%	93%	$2,139,411
C Class
2021	$7.14	0.09	2.32	2.41	(0.10)	—	(0.10)	$9.45	33.90%	1.91%	1.91%	1.10%	1.10%	52%	$303,205
2020	$8.69	0.10	(1.08)	(0.98)	(0.10)	(0.47)	(0.57)	$7.14	(12.66)%	1.91%	1.91%	1.07%	1.07%	85%	$394,129
2019	$8.60	0.10	0.55	0.65	(0.09)	(0.47)	(0.56)	$8.69	8.00%	1.91%	1.91%	1.13%	1.13%	80%	$538,726
2018	$9.13	0.08	0.37	0.45	(0.08)	(0.90)	(0.98)	$8.60	4.58%	1.91%	1.91%	0.86%	0.86%	75%	$627,651
2017	$8.41	0.08	1.24	1.32	(0.08)	(0.52)	(0.60)	$9.13	15.97%	1.91%	1.91%	0.91%	0.91%	93%	$711,149

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$7.11	0.14	2.30	2.44	(0.14)	—	(0.14)	$9.41	34.60%	1.41%	1.41%	1.60%	1.60%	52%	$57,032
2020	$8.66	0.14	(1.07)	(0.93)	(0.15)	(0.47)	(0.62)	$7.11	(12.28)%	1.41%	1.41%	1.57%	1.57%	85%	$56,388
2019	$8.57	0.14	0.56	0.70	(0.14)	(0.47)	(0.61)	$8.66	8.57%	1.41%	1.41%	1.63%	1.63%	80%	$88,499
2018	$9.10	0.13	0.36	0.49	(0.12)	(0.90)	(1.02)	$8.57	5.11%	1.41%	1.41%	1.36%	1.36%	75%	$93,154
2017	$8.39	0.13	1.22	1.35	(0.12)	(0.52)	(0.64)	$9.10	16.48%	1.41%	1.41%	1.41%	1.41%	93%	$114,762
R5 Class
2021	$7.14	0.19	2.33	2.52	(0.20)	—	(0.20)	$9.46	35.72%	0.71%	0.71%	2.30%	2.30%	52%	$62,610
2020	$8.70	0.21	(1.09)	(0.88)	(0.21)	(0.47)	(0.68)	$7.14	(11.74)%	0.71%	0.71%	2.27%	2.27%	85%	$912
2019	$8.60	0.20	0.57	0.77	(0.20)	(0.47)	(0.67)	$8.70	9.41%	0.71%	0.71%	2.33%	2.33%	80%	$892
2018(3)	$9.15	0.21	0.33	0.54	(0.19)	(0.90)	(1.09)	$8.60	5.57%	0.71%(4)	0.71%(4)	2.51%(4)	2.51%(4)	75%(5)	$653
R6 Class
2021	$7.16	0.21	2.32	2.53	(0.22)	—	(0.22)	$9.47	35.68%	0.56%	0.56%	2.45%	2.45%	52%	$1,040,730
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$820,173
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$796,417
2018	$9.15	0.21	0.36	0.57	(0.20)	(0.90)	(1.10)	$8.62	5.97%	0.56%	0.56%	2.21%	2.21%	75%	$691,393
2017	$8.42	0.20	1.25	1.45	(0.20)	(0.52)	(0.72)	$9.15	17.66%	0.56%	0.56%	2.26%	2.26%	93%	$492,622

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$7.16	0.27	2.32	2.59	(0.27)	—	(0.27)	$9.48	36.61%	0.00%(6)	0.56%	3.01%	2.45%	52%	$6
2020(7)	$9.06	0.18	(1.43)	(1.25)	(0.18)	(0.47)	(0.65)	$7.16	(15.32)%	0.00%(4)(6)	0.56%(4)	3.02%(4)	2.46%(4)	85%(8)	$4

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Ratio was less than 0.005%.
(7)August 1, 2019 (commencement of sale) through March 31, 2020.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2020.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Income Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $213,569,002, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 2105

Annual Report

March 31, 2021

Focused Large Cap Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	46.64%	10.58%	10.23%	—	7/30/99
Russell 1000 Value Index	—	56.09%	11.73%	10.98%	—	—
S&P 500 Index	—	56.35%	16.28%	13.90%	—	—
I Class	ALVSX	47.06%	10.82%	10.46%	—	8/10/01
A Class	ALPAX				—	10/26/00
No sales charge		46.44%	10.33%	9.97%	—
With sales charge		38.05%	9.04%	9.33%	—
C Class	ALPCX	45.31%	9.50%	9.14%	—	11/7/01
R Class	ALVRX	46.00%	10.04%	9.69%	—	8/29/03
R5 Class	ALVGX	47.06%	—	—	8.79%	4/10/17
R6 Class	ALVDX	47.29%	10.98%	—	9.31%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $26,500

Russell 1000 Value Index — $28,372

S&P 500 Index — $36,788

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
0.84%	0.64%	1.09%	1.84%	1.34%	0.64%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Brian Woglom, Philip Sundell, Adam Krenn, Michael Liss and Kevin Toney

Effective December 2020, Adam Krenn was promoted to portfolio manager and Michael Liss and Kevin Toney joined the fund as portfolio managers.

Performance Summary

Focused Large Cap Value (new fund name effective December 10, 2020) returned 46.64%* for the fiscal year ended March 31, 2021, compared with the 56.09% return of its benchmark, the Russell 1000 Value Index.

Broad U.S. equity markets rallied over the trailing 12-month period, fueled by increased growth expectations, positive earnings reports, additional fiscal stimulus and optimism around accelerating vaccine distributions. Focused Large Cap Value advanced during the fiscal year but underperformed its benchmark, the Russell 1000 Value Index. Stock selection in the consumer staples and financials sectors detracted from relative performance, as did an overweight position in consumer staples. Selection in industrials and information technology contributed to relative results.

Stock Selection in Consumer Staples and Financials Detracted

The combination of an overweight and stock selection resulted in material underperformance in the consumer staples sector. Holdings in the personal products and food products industries underperformed as investors favored more cyclical companies benefiting from economic reopening. The stock of Unilever underperformed after the consumer goods company reported profits for the second half of 2020 that underwhelmed investors.

Stock selection in the financials sector detracted from relative returns against a backdrop of strong equity markets and rising interest rates late in the period. Our more conservative approach in the sector, including a preference for higher-quality banks, weighed on performance.
Verizon Communications detracted. This wireless services stock underperformed as competitors AT&T and T-Mobile US announced more aggressive pricing promotions for the new iPhone 12. Verizon was also a major beneficiary of corporate tax reform, so uncertainty over the future of corporate taxes also weighed on performance.

Stock Selection in Industrials and Information Technology Contributed

Stock selection in the industrials sector contributed to relative performance. An overweight in the electrical equipment industry, including holding Emerson Electric, was also positive. Shares of Siemens outperformed as the industrial conglomerate delivered a solid quarter and further accelerated its cost-cutting program.

Stock selection in the information technology sector benefited performance. Our avoidance of several benchmark names in the IT services industry contributed along with positions in the electronic equipment, instruments and components and semiconductors and semiconductor equipment industries. Texas Instruments, the largest analog supplier in the world, was a key contributor.

Hologic contributed. Shares of this medical devices company outperformed due to significant sales for its new COVID-19 test. We exited the position on outperformance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

The portfolio is overweight in the health care sector. According to our analysis, the portfolio’s health care holdings offer compelling valuations and risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries. Similarly, companies in the consumer staples sector generally offer defensive characteristics, which were less valued by investors in the rally since successful vaccines were announced in November of last year. We believe select consumer staples stocks, with their relatively strong balance sheets, growing dividend streams and access to large numbers of consumers, are well-suited for our portfolio.

Within the financials sector, we have identified attractive value opportunities in select industries. Specifically, we hold securities in the insurance and diversified financial services industries that we believe have strong balance sheets, low levels of debt and leading market positions.

We ended the reporting period with no exposure to the consumer discretionary and real estate sectors. It has been difficult for us to find higher-quality companies with sustainable business models in consumer discretionary. Similarly, within real estate we are finding extended valuations and elevated risks due to COVID-19.

6

Fund Characteristics

MARCH 31, 2021
Top Ten Holdings	% of net assets
Johnson & Johnson	5.6%
Berkshire Hathaway, Inc., Class B	4.8%
Unilever plc, ADR	4.6%
Medtronic plc	4.6%
JPMorgan Chase & Co.	4.0%
Cisco Systems, Inc.	3.8%
Bank of New York Mellon Corp. (The)	3.8%
Verizon Communications, Inc.	3.6%
Emerson Electric Co.	3.0%
Atmos Energy Corp.	3.0%

Top Five Industries	% of net assets
Pharmaceuticals	9.7%
Health Care Equipment and Supplies	8.3%
Insurance	7.8%
Banks	6.2%
Oil, Gas and Consumable Fuels	5.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	82.5%
Foreign Common Stocks*	15.1%
Total Common Stocks	97.6%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,217.50	$4.59	0.83%
I Class	$1,000	$1,218.50	$3.48	0.63%
A Class	$1,000	$1,217.30	$5.97	1.08%
C Class	$1,000	$1,212.70	$10.10	1.83%
R Class	$1,000	$1,215.50	$7.35	1.33%
R5 Class	$1,000	$1,218.50	$3.48	0.63%
R6 Class	$1,000	$1,220.70	$2.66	0.48%
Hypothetical
Investor Class	$1,000	$1,020.79	$4.18	0.83%
I Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,019.55	$5.44	1.08%
C Class	$1,000	$1,015.81	$9.20	1.83%
R Class	$1,000	$1,018.30	$6.69	1.33%
R5 Class	$1,000	$1,021.79	$3.18	0.63%
R6 Class	$1,000	$1,022.54	$2.42	0.48%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2021

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace and Defense — 3.7%
Lockheed Martin Corp.	42,440	$15,681,580
Raytheon Technologies Corp.	240,049	18,548,586
		34,230,166
Banks — 6.2%
JPMorgan Chase & Co.	240,093	36,549,358
Truist Financial Corp.	351,013	20,471,078
		57,020,436
Beverages — 1.6%
PepsiCo, Inc.	101,933	14,418,423
Building Products — 0.9%
Johnson Controls International plc	146,689	8,752,933
Capital Markets — 3.8%
Bank of New York Mellon Corp. (The)	736,625	34,834,996
Commercial Services and Supplies — 2.1%
Republic Services, Inc.	192,797	19,154,382
Communications Equipment — 3.8%
Cisco Systems, Inc.	685,287	35,436,191
Containers and Packaging — 1.3%
Sonoco Products Co.	185,577	11,747,024
Diversified Financial Services — 4.8%
Berkshire Hathaway, Inc., Class B(1)	173,448	44,310,761
Diversified Telecommunication Services — 3.6%
Verizon Communications, Inc.	578,993	33,668,443
Electric Utilities — 3.5%
Duke Energy Corp.	148,203	14,306,035
Pinnacle West Capital Corp.	216,442	17,607,557
		31,913,592
Electrical Equipment — 4.2%
Emerson Electric Co.	302,618	27,302,196
Hubbell, Inc.	63,677	11,900,595
		39,202,791
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	67,876	8,763,470
Food and Staples Retailing — 1.6%
Walmart, Inc.	109,035	14,810,224
Food Products — 5.0%
Conagra Brands, Inc.	302,541	11,375,542
Mondelez International, Inc., Class A	357,445	20,921,256
Nestle SA	121,321	13,521,871
		45,818,669
Gas Utilities — 3.0%
Atmos Energy Corp.	275,858	27,268,563
Health Care Equipment and Supplies — 8.3%
Becton Dickinson and Co.	95,806	23,295,229
Medtronic plc	359,533	42,471,633
Zimmer Biomet Holdings, Inc.	66,711	10,679,097
		76,445,959
10

	Shares	Value
Health Care Providers and Services — 1.2%
Universal Health Services, Inc., Class B	83,035	$11,076,039
Health Care Technology — 2.1%
Cerner Corp.	268,541	19,302,727
Household Products — 1.1%
Colgate-Palmolive Co.	128,678	10,143,687
Industrial Conglomerates — 2.5%
Siemens AG	143,336	23,538,807
Insurance — 7.8%
Aflac, Inc.	314,506	16,096,417
Chubb Ltd.	90,123	14,236,730
Marsh & McLennan Cos., Inc.	192,244	23,415,319
Reinsurance Group of America, Inc.	142,553	17,968,806
		71,717,272
Oil, Gas and Consumable Fuels — 5.5%
Chevron Corp.	242,584	25,420,377
TOTAL SE, ADR	548,847	25,543,340
		50,963,717
Personal Products — 4.6%
Unilever plc, ADR	762,794	42,586,789
Pharmaceuticals — 9.7%
Johnson & Johnson	314,223	51,642,550
Merck & Co., Inc.	200,120	15,427,251
Roche Holding AG	70,954	22,935,139
		90,004,940
Semiconductors and Semiconductor Equipment — 1.9%
Texas Instruments, Inc.	92,787	17,535,815
Software — 2.9%
Open Text Corp.	237,798	11,345,343
Oracle Corp., (New York)	223,109	15,655,558
		27,000,901
TOTAL COMMON STOCKS (Cost $748,929,383)		901,667,717
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $3,966,942), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $3,889,026)		3,889,025
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75%, 3/31/26, valued at $13,227,445), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $12,968,000)		12,968,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,027,409	5,027,409
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,884,434)		21,884,434
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $770,813,817)		923,552,151
OTHER ASSETS AND LIABILITIES†		284,263
TOTAL NET ASSETS — 100.0%		$923,836,414

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	31,711,842	CHF	29,428,272	Morgan Stanley	6/30/21	$502,895
USD	41,358,207	EUR	34,602,487	Credit Suisse AG	6/30/21	706,420
USD	1,559,617	EUR	1,326,488	Credit Suisse AG	6/30/21	1,229
USD	36,473,243	GBP	26,176,656	JPMorgan Chase Bank N.A.	6/30/21	376,469
						$1,587,013

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $770,813,817)	$923,552,151
Receivable for investments sold	376,446
Receivable for capital shares sold	140,798
Unrealized appreciation on forward foreign currency exchange contracts	1,587,013
Dividends and interest receivable	1,427,317
927,083,725

Liabilities
Payable for investments purchased	1,130,681
Payable for capital shares redeemed	1,536,625
Accrued management fees	569,969
Distribution and service fees payable	10,036
3,247,311

Net Assets	$923,836,414

Net Assets Consist of:
Capital (par value and paid-in surplus)	$690,677,186
Distributable earnings	233,159,228
$923,836,414

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$645,488,675	54,694,898	$11.80
I Class, $0.01 Par Value	$42,273,348	3,579,064	$11.81
A Class, $0.01 Par Value	$34,805,602	2,950,505	$11.80*
C Class, $0.01 Par Value	$1,358,244	115,095	$11.80
R Class, $0.01 Par Value	$4,005,556	339,145	$11.81
R5 Class, $0.01 Par Value	$6,992	592	$11.81
R6 Class, $0.01 Par Value	$195,897,997	16,592,947	$11.81
*Maximum offering price $12.52 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $498,033)	$20,948,739
Interest	7,581
20,956,320

Expenses:
Management fees	5,762,358
Distribution and service fees:
A Class	76,507
C Class	21,577
R Class	17,118
Directors' fees and expenses	22,557
Other expenses	4,935
5,905,052

Net investment income (loss)	15,051,268

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	101,283,693
Forward foreign currency exchange contract transactions	(5,342,867)
Foreign currency translation transactions	2,084
95,942,910

Change in net unrealized appreciation (depreciation) on:
Investments	175,924,699
Forward foreign currency exchange contracts	2,376,355
Translation of assets and liabilities in foreign currencies	2,125
178,303,179

Net realized and unrealized gain (loss)	274,246,089

Net Increase (Decrease) in Net Assets Resulting from Operations	$289,297,357

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$15,051,268	$14,706,486
Net realized gain (loss)	95,942,910	15,431,050
Change in net unrealized appreciation (depreciation)	178,303,179	(125,340,240)
Net increase (decrease) in net assets resulting from operations	289,297,357	(95,202,704)

Distributions to Shareholders
From earnings:
Investor Class	(13,444,946)	(15,279,735)
I Class	(907,504)	(744,667)
A Class	(654,706)	(800,623)
C Class	(28,683)	(53,969)
R Class	(65,478)	(82,004)
R5 Class	(157)	(162)
R6 Class	(4,204,577)	(4,550,760)
Decrease in net assets from distributions	(19,306,051)	(21,511,920)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	26,038,913	(140,934,852)

Net increase (decrease) in net assets	296,030,219	(257,649,476)

Net Assets
Beginning of period	627,806,195	885,455,671
End of period	$923,836,414	$627,806,195

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Large Cap Value Fund (formerly Large Company Value Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 56% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Focused Large Cap Value Fund, one fund in a series issued by the corporation.
The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
18

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $12,847,197 and $8,397,910, respectively. The effect of interfund transactions on the Statement of Operations was $2,260,879 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 were $846,091,880 and $832,183,522, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		450,000,000
Sold	6,869,368	$71,014,401	8,165,467	$82,038,100
Issued in reinvestment of distributions	1,275,533	13,275,397	1,438,516	15,101,976
Redeemed	(8,864,404)	(89,779,524)	(22,533,545)	(229,321,222)
	(719,503)	(5,489,726)	(12,929,562)	(132,181,146)
I Class/Shares Authorized	50,000,000		40,000,000
Sold	2,898,219	29,493,139	1,174,884	11,886,383
Issued in reinvestment of distributions	80,978	847,978	64,360	675,594
Redeemed	(1,836,263)	(19,395,476)	(648,899)	(6,478,909)
	1,142,934	10,945,641	590,345	6,083,068
A Class/Shares Authorized	40,000,000		40,000,000
Sold	391,949	4,039,777	359,249	3,620,500
Issued in reinvestment of distributions	56,411	586,532	68,814	723,967
Redeemed	(698,072)	(7,022,228)	(741,730)	(7,529,513)
	(249,712)	(2,395,919)	(313,667)	(3,185,046)
C Class/Shares Authorized	25,000,000		20,000,000
Sold	32,179	311,687	26,367	267,759
Issued in reinvestment of distributions	2,559	26,555	4,010	42,572
Redeemed	(202,085)	(2,101,488)	(89,562)	(882,275)
	(167,347)	(1,763,246)	(59,185)	(571,944)
R Class/Shares Authorized	30,000,000		20,000,000
Sold	104,335	1,050,787	138,574	1,428,725
Issued in reinvestment of distributions	5,625	58,475	6,975	73,851
Redeemed	(106,016)	(1,064,369)	(154,121)	(1,627,818)
	3,944	44,893	(8,572)	(125,242)
R5 Class/Shares Authorized	25,000,000		20,000,000
Issued in reinvestment of distributions	15	157	16	162
R6 Class/Shares Authorized	150,000,000		120,000,000
Sold	7,361,106	75,369,267	2,774,022	27,791,502
Issued in reinvestment of distributions	399,917	4,192,187	433,595	4,543,730
Redeemed	(5,719,918)	(54,864,341)	(4,131,818)	(43,289,936)
	2,041,105	24,697,113	(924,201)	(10,954,704)
Net increase (decrease)	2,051,436	$26,038,913	(13,644,826)	$(140,934,852)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Food Products	$32,296,798	$13,521,871	—
Industrial Conglomerates	—	23,538,807	—
Pharmaceuticals	67,069,801	22,935,139	—
Other Industries	742,305,301	—	—
Temporary Cash Investments	5,027,409	16,857,025	—
	$846,699,309	$76,852,842	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,587,013	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $92,707,559.
20

The value of foreign currency risk derivative instruments as of March 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $1,587,013 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(5,342,867) in net realized gain (loss) on forward foreign currency exchange contract transactions and $2,376,355 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$14,593,775	$14,774,681
Long-term capital gains	$4,712,276	$6,737,239

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$781,291,740
Gross tax appreciation of investments	$144,454,888
Gross tax depreciation of investments	(2,194,477)
Net tax appreciation (depreciation) of investments	142,260,411
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	167
Net tax appreciation (depreciation)	$142,260,578
Undistributed ordinary income	$46,038,650
Accumulated long-term gains	$44,860,000
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$8.24	0.19	3.62	3.81	(0.19)	(0.06)	(0.25)	$11.80	46.64%	0.83%	1.90%	112%	$645,489
2020	$9.85	0.18	(1.52)	(1.34)	(0.18)	(0.09)	(0.27)	$8.24	(14.21)%	0.84%	1.72%	72%	$456,382
2019	$9.85	0.18	0.40	0.58	(0.18)	(0.40)	(0.58)	$9.85	6.20%	0.83%	1.83%	62%	$673,365
2018	$10.05	0.21	0.17	0.38	(0.20)	(0.38)	(0.58)	$9.85	3.65%	0.83%	2.09%	53%	$621,874
2017	$8.58	0.18	1.48	1.66	(0.19)	—	(0.19)	$10.05	19.44%	0.83%	1.96%	68%	$658,031
I Class
2021	$8.24	0.22	3.62	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	2.10%	112%	$42,273
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	1.92%	72%	$20,080
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.41%	0.63%	2.03%	62%	$18,196
2018	$10.06	0.22	0.18	0.40	(0.22)	(0.38)	(0.60)	$9.86	3.85%	0.63%	2.29%	53%	$20,213
2017	$8.58	0.19	1.49	1.68	(0.20)	—	(0.20)	$10.06	19.80%	0.63%	2.16%	68%	$41,746
A Class
2021	$8.23	0.17	3.62	3.79	(0.16)	(0.06)	(0.22)	$11.80	46.44%	1.08%	1.65%	112%	$34,806
2020	$9.85	0.15	(1.53)	(1.38)	(0.15)	(0.09)	(0.24)	$8.23	(14.52)%	1.09%	1.47%	72%	$26,342
2019	$9.85	0.16	0.40	0.56	(0.16)	(0.40)	(0.56)	$9.85	5.94%	1.08%	1.58%	62%	$34,603
2018	$10.05	0.18	0.17	0.35	(0.17)	(0.38)	(0.55)	$9.85	3.39%	1.08%	1.84%	53%	$40,192
2017	$8.57	0.16	1.48	1.64	(0.16)	—	(0.16)	$10.05	19.28%	1.08%	1.71%	68%	$56,222

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$8.23	0.09	3.62	3.71	(0.08)	(0.06)	(0.14)	$11.80	45.31%	1.83%	0.90%	112%	$1,358
2020	$9.85	0.07	(1.52)	(1.45)	(0.08)	(0.09)	(0.17)	$8.23	(15.14)%	1.84%	0.72%	72%	$2,324
2019	$9.85	0.08	0.40	0.48	(0.08)	(0.40)	(0.48)	$9.85	5.15%	1.83%	0.83%	62%	$3,363
2018	$10.05	0.11	0.17	0.28	(0.10)	(0.38)	(0.48)	$9.85	2.63%	1.83%	1.09%	53%	$6,050
2017	$8.57	0.09	1.48	1.57	(0.09)	—	(0.09)	$10.05	18.36%	1.83%	0.96%	68%	$8,948
R Class
2021	$8.24	0.14	3.62	3.76	(0.13)	(0.06)	(0.19)	$11.81	46.00%	1.33%	1.40%	112%	$4,006
2020	$9.86	0.13	(1.53)	(1.40)	(0.13)	(0.09)	(0.22)	$8.24	(14.71)%	1.34%	1.22%	72%	$2,762
2019	$9.86	0.13	0.40	0.53	(0.13)	(0.40)	(0.53)	$9.86	5.67%	1.33%	1.33%	62%	$3,389
2018	$10.06	0.16	0.17	0.33	(0.15)	(0.38)	(0.53)	$9.86	3.13%	1.33%	1.59%	53%	$4,291
2017	$8.58	0.14	1.48	1.62	(0.14)	—	(0.14)	$10.06	18.95%	1.33%	1.46%	68%	$5,806
R5 Class
2021	$8.24	0.21	3.63	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	2.10%	112%	$7
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	1.92%	72%	$5
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.40%	0.63%	2.03%	62%	$6
2018(3)	$10.04	0.23	0.19	0.42	(0.22)	(0.38)	(0.60)	$9.86	4.05%	0.63%(4)	2.28%(4)	53%(5)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2021	$8.24	0.23	3.62	3.85	(0.22)	(0.06)	(0.28)	$11.81	47.29%	0.48%	2.25%	112%	$195,898
2020	$9.86	0.21	(1.52)	(1.31)	(0.22)	(0.09)	(0.31)	$8.24	(14.01)%	0.49%	2.07%	72%	$119,911
2019	$9.86	0.22	0.40	0.62	(0.22)	(0.40)	(0.62)	$9.86	6.57%	0.48%	2.18%	62%	$152,534
2018	$10.06	0.25	0.16	0.41	(0.23)	(0.38)	(0.61)	$9.86	4.01%	0.48%	2.44%	53%	$121,935
2017	$8.58	0.22	1.48	1.70	(0.22)	—	(0.22)	$10.06	19.98%	0.48%	2.31%	68%	$132,608

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Focused Large Cap Value Fund (formerly, Large Company Value Fund) (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., including the schedule of investments as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Large Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $14,593,775, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,712,276, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 2105

Annual Report

March 31, 2021

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	57.22%	10.73%	11.15%	—	3/31/04
Russell Midcap Value Index	—	73.76%	11.59%	11.05%	—	—
I Class	AVUAX	57.50%	10.94%	11.36%	—	8/2/04
Y Class	AMVYX	57.69%	—	—	8.82%	4/10/17
A Class	ACLAX					1/13/05
No sales charge		56.87%	10.45%	10.87%	—
With sales charge		47.87%	9.15%	10.22%	—
C Class	ACCLX	55.65%	9.62%	10.04%	—	3/1/10
R Class	AMVRX	56.48%	10.18%	10.59%	—	7/29/05
R5 Class	AMVGX	57.58%	—	—	8.66%	4/10/17
R6 Class	AMDVX	57.74%	11.11%	—	10.89%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $28,797

Russell Midcap Value Index — $28,535

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Michael Liss, Kevin Toney and Brian Woglom

Performance Summary

Mid Cap Value returned 57.22%* for the fiscal year ended March 31, 2021, compared with the 73.76% return of its benchmark, the Russell Midcap Value Index. Fund returns reflect operating expenses, while index returns do not.

Broad U.S. equity markets rallied over the trailing 12-month period, fueled by increased growth expectations, positive earnings reports, additional fiscal stimulus and optimism around accelerating vaccine distributions. Mid Cap Value advanced in the fiscal year but underperformed its benchmark, the Russell Midcap Value Index. Security selection in the financials, materials and consumer discretionary sectors detracted from relative performance, as did an underweight allocation to materials and consumer discretionary. Our relative underweight in real estate and stock selection in information technology contributed.

Stock Selection in Financials and Materials Detracted

Security selection in the financials sector detracted from relative returns against a backdrop of strong equity markets and rising interest rates late in the period. Our more conservative approach in the sector, including a preference for higher-quality banks, weighed on performance. Property and casualty insurance holding ProAssurance was a detractor. The stock underperformed as investors moved away from the more defensive insurance industry and into banks and cyclical stocks. Losses tied to ProAssurance’s medical malpractice business put additional pressure on company shares. We exited the position during the period.

Stock selection and an underweight in the materials sector detracted from the portfolio’s performance. Notably, the portfolio’s lack of exposure to the cyclical metals and mining industry weighed on results.

Pinnacle West Capital was another notable detractor from performance. This Arizona-based utility underperformed as investors shifted away from defensive names and toward cyclical stocks.
Real Estate and Information Technology Contributed

The portfolio’s underweight and stock selection in the real estate sector positively impacted performance. Standing out was Weyerhaeuser, a timber real estate investment trust (REIT), which supplies lumber and engineered wood products used in new home construction. Shares of the stock rose as better-than-expected housing demand and mill closures due to the pandemic caused prices for lumber and wood products to rebound.

Strong security selection in the information technology sector also benefited performance, driven by positions in the communications equipment as well as the semiconductors and semiconductor equipment industries. Semiconductor equipment company Applied Materials was a key contributor. The company continued to execute on its product road map and benefited from strong demand.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Elsewhere, Envista Holdings contributed. This dental products company was spun out of Danaher in 2019. The stock outperformed due to margin improvements, new product launches and demand for Envista’s infection prevention products. Additionally, Envista stands to benefit from economic reopening post-pandemic.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the reporting period with an overweight in consumer staples. Within the sector, we have identified companies that fit our investment process well due to their attractive valuations and stable business models. The vast majority of our consumer staples holdings are in the food products and food and staples retailing industries. Our portfolio is also overweight in industrials where we have identified higher-quality companies selling at attractive valuations. We are focused on higher-quality companies and remain cautious of companies with end markets that we think are unfavorable, such as energy and construction.

On the other hand, the portfolio is underweight in real estate and information technology. We continue to hold a limited number of real estate stocks due to valuations that we believe are extended. While we are underweight the information technology sector, we have found select stocks that meet our investment criteria.

6

Fund Characteristics

MARCH 31, 2021
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	2.6%
Northern Trust Corp.	2.4%
Bank of New York Mellon Corp. (The)	2.3%
Emerson Electric Co.	2.1%
Conagra Brands, Inc.	1.8%
nVent Electric plc	1.8%
Advance Auto Parts, Inc.	1.8%
Sonoco Products Co.	1.8%
Chubb Ltd.	1.8%
Pinnacle West Capital Corp.	1.8%

Top Five Industries	% of net assets
Health Care Providers and Services	8.6%
Capital Markets	7.7%
Insurance	5.6%
Electrical Equipment	5.5%
Food Products	5.2%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.8%
Foreign Common Stocks*	8.5%
Exchange-Traded Funds	1.2%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.6%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,308.30	$5.58	0.97%
I Class	$1,000	$1,309.40	$4.43	0.77%
Y Class	$1,000	$1,310.20	$3.57	0.62%
A Class	$1,000	$1,306.60	$7.02	1.22%
C Class	$1,000	$1,300.80	$11.30	1.97%
R Class	$1,000	$1,305.30	$8.45	1.47%
R5 Class	$1,000	$1,309.20	$4.43	0.77%
R6 Class	$1,000	$1,310.40	$3.57	0.62%
Hypothetical
Investor Class	$1,000	$1,020.10	$4.89	0.97%
I Class	$1,000	$1,021.09	$3.88	0.77%
Y Class	$1,000	$1,021.84	$3.13	0.62%
A Class	$1,000	$1,018.85	$6.14	1.22%
C Class	$1,000	$1,015.11	$9.90	1.97%
R Class	$1,000	$1,017.60	$7.39	1.47%
R5 Class	$1,000	$1,021.09	$3.88	0.77%
R6 Class	$1,000	$1,021.84	$3.13	0.62%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 3.1%
BAE Systems plc	12,453,780	$86,694,481
General Dynamics Corp.	611,826	111,083,129
Textron, Inc.	1,128,330	63,276,746
		261,054,356
Airlines — 1.7%
Southwest Airlines Co.(1)	2,394,608	146,214,764
Auto Components — 1.5%
Aptiv plc(1)	242,803	33,482,534
BorgWarner, Inc.	1,953,217	90,551,140
		124,033,674
Automobiles — 1.0%
Honda Motor Co. Ltd., ADR(2)	2,822,089	85,227,088
Banks — 4.9%
Commerce Bancshares, Inc.	941,406	72,121,114
Eastern Bankshares, Inc.	2,016,735	38,902,818
M&T Bank Corp.	514,238	77,963,623
PNC Financial Services Group, Inc. (The)	278,270	48,811,341
Truist Financial Corp.	2,169,129	126,503,603
Westamerica Bancorporation	891,721	55,982,244
		420,284,743
Building Products — 0.9%
Johnson Controls International plc	1,267,121	75,609,110
Capital Markets — 7.7%
Ameriprise Financial, Inc.	501,957	116,679,904
Bank of New York Mellon Corp. (The)	4,128,699	195,246,176
Northern Trust Corp.	1,903,774	200,105,685
State Street Corp.	666,000	55,950,660
T. Rowe Price Group, Inc.	493,980	84,766,968
		652,749,393
Chemicals — 0.8%
Axalta Coating Systems Ltd.(1)	2,244,966	66,406,094
Commercial Services and Supplies — 1.5%
Republic Services, Inc.	1,280,265	127,194,328
Communications Equipment — 1.5%
F5 Networks, Inc.(1)	392,926	81,972,222
Juniper Networks, Inc.	1,840,437	46,618,269
		128,590,491
Containers and Packaging — 3.3%
Graphic Packaging Holding Co.	4,210,267	76,458,449
Packaging Corp. of America	390,126	52,464,144
Sonoco Products Co.	2,393,390	151,501,587
		280,424,180
Distributors — 1.1%
Genuine Parts Co.	827,460	95,646,101
Electric Utilities — 4.3%
Edison International	2,326,044	136,306,178
10

	Shares	Value
Evergy, Inc.	840,860	$50,056,396
Pinnacle West Capital Corp.	1,837,772	149,502,752
Xcel Energy, Inc.	490,715	32,637,455
		368,502,781
Electrical Equipment — 5.5%
Emerson Electric Co.	1,943,157	175,311,624
Hubbell, Inc.	747,393	139,680,278
nVent Electric plc	5,558,371	155,134,135
		470,126,037
Electronic Equipment, Instruments and Components — 0.6%
TE Connectivity Ltd.	400,835	51,751,807
Energy Equipment and Services — 0.5%
Baker Hughes Co.	1,955,426	42,256,756
Equity Real Estate Investment Trusts (REITs) — 4.5%
Equinix, Inc.	66,206	44,992,936
Essex Property Trust, Inc.	209,702	57,005,392
Healthcare Trust of America, Inc., Class A	1,868,419	51,530,996
Healthpeak Properties, Inc.	3,047,649	96,732,379
MGM Growth Properties LLC, Class A	2,705,668	88,258,890
Weyerhaeuser Co.	1,292,800	46,023,680
		384,544,273
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	5,063,004	141,025,157
Sysco Corp.	653,409	51,449,425
		192,474,582
Food Products — 5.2%
Conagra Brands, Inc.	4,173,527	156,924,615
J.M. Smucker Co. (The)	886,608	112,182,510
Kellogg Co.	1,361,871	86,206,435
Mondelez International, Inc., Class A	358,998	21,012,153
Orkla ASA	7,009,874	68,729,346
		445,055,059
Gas Utilities — 1.7%
Atmos Energy Corp.	737,254	72,877,558
Spire, Inc.	1,017,726	75,199,774
		148,077,332
Health Care Equipment and Supplies — 5.0%
Becton Dickinson and Co.	373,388	90,789,292
Envista Holdings Corp.(1)	1,836,761	74,939,849
Hill-Rom Holdings, Inc.	317,499	35,077,289
Zimmer Biomet Holdings, Inc.	1,389,571	222,442,526
		423,248,956
Health Care Providers and Services — 8.6%
Cardinal Health, Inc.	2,437,611	148,084,868
Cigna Corp.	272,203	65,802,353
Henry Schein, Inc.(1)	1,608,086	111,343,875
McKesson Corp.	548,293	106,939,067
Quest Diagnostics, Inc.	1,161,204	149,028,921
Universal Health Services, Inc., Class B	1,099,108	146,610,016
		727,809,100
Health Care Technology — 1.6%
Cerner Corp.	1,912,310	137,456,843
11

	Shares	Value
Hotels, Restaurants and Leisure — 0.9%
Sodexo SA(1)	842,036	$80,787,553
Household Durables — 0.3%
Mohawk Industries, Inc.(1)	111,108	21,367,179
Household Products — 0.9%
Kimberly-Clark Corp.	530,080	73,707,624
Insurance — 5.6%
Aflac, Inc.	2,567,510	131,405,162
Arthur J. Gallagher & Co.	382,029	47,665,758
Brown & Brown, Inc.	181,630	8,302,307
Chubb Ltd.	958,215	151,369,224
Reinsurance Group of America, Inc.	1,094,712	137,988,448
		476,730,899
IT Services — 0.3%
Amdocs Ltd.	403,366	28,296,125
Leisure Products — 0.6%
Polaris, Inc.	374,753	50,029,525
Machinery — 3.9%
Crane Co.	486,268	45,665,428
Cummins, Inc.	184,098	47,701,633
IMI plc	4,236,297	77,920,605
Oshkosh Corp.	802,414	95,214,445
PACCAR, Inc.	657,805	61,123,241
		327,625,352
Media — 1.4%
Fox Corp., Class B	3,320,844	115,997,081
Multi-Utilities — 1.8%
Ameren Corp.	183,857	14,958,605
NorthWestern Corp.	2,095,478	136,625,166
		151,583,771
Multiline Retail — 1.2%
Dollar Tree, Inc.(1)	927,436	106,154,325
Oil, Gas and Consumable Fuels — 2.8%
Cimarex Energy Co.	764,032	45,375,860
ConocoPhillips	2,595,439	137,480,404
Pioneer Natural Resources Co.	358,647	56,960,317
		239,816,581
Paper and Forest Products — 1.4%
Mondi plc	4,617,179	117,799,432
Road and Rail — 0.9%
Heartland Express, Inc.	3,445,010	67,453,296
Norfolk Southern Corp.	28,701	7,706,792
		75,160,088
Semiconductors and Semiconductor Equipment — 0.2%
Applied Materials, Inc.	158,997	21,241,999
Software — 1.3%
CDK Global, Inc.	877,896	47,459,058
Open Text Corp.	1,356,769	64,731,449
		112,190,507
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	836,346	153,461,128
Technology Hardware, Storage and Peripherals — 1.3%
HP, Inc.	3,376,209	107,194,636
12

	Shares/Principal Amount	Value
Thrifts and Mortgage Finance — 0.4%
Capitol Federal Financial, Inc.	2,892,743	$38,314,381
Trading Companies and Distributors — 1.5%
Beacon Roofing Supply, Inc.(1)	144,331	7,551,398
MSC Industrial Direct Co., Inc., Class A	1,288,107	116,174,370
		123,725,768
TOTAL COMMON STOCKS (Cost $6,118,406,789)		8,275,921,802
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell Mid-Cap Value ETF (Cost $100,338,254)	905,195	98,937,814
TEMPORARY CASH INVESTMENTS — 1.6%
Federal Farm Credit Discount Notes, 0.02%, 4/1/21(3)	$27,491,000	27,491,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $19,506,026), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $19,122,897)		19,122,894
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 1.625%, 3/31/26 - 5/15/26, valued at $65,042,485), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $63,767,000)		63,767,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	24,720,551	24,720,551
TOTAL TEMPORARY CASH INVESTMENTS (Cost $135,101,445)		135,101,445
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $20,550,148)	20,550,148	20,550,148
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $6,374,396,636)		8,530,511,209
OTHER ASSETS AND LIABILITIES — (0.3)%		(23,865,326)
TOTAL NET ASSETS — 100.0%		$8,506,645,883

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	4,225,303	USD	3,379,190	Morgan Stanley	6/30/21	$(16,553)
CAD	7,552,670	USD	6,028,212	Morgan Stanley	6/30/21	(17,545)
CAD	12,056,884	USD	9,651,375	Morgan Stanley	6/30/21	(56,105)
USD	19,145,232	CAD	23,834,857	Morgan Stanley	6/30/21	176,659
USD	187,732,535	EUR	157,067,074	Credit Suisse AG	6/30/21	3,206,573
USD	4,516,637	EUR	3,841,498	Credit Suisse AG	6/30/21	3,558
USD	239,441,516	GBP	171,845,923	JPMorgan Chase Bank N.A.	6/30/21	2,471,464
USD	7,439,730	GBP	5,391,753	JPMorgan Chase Bank N.A.	6/30/21	4,674
JPY	351,855,516	USD	3,234,092	Bank of America N.A.	6/30/21	(53,628)
USD	51,773,446	JPY	5,641,105,200	Bank of America N.A.	6/30/21	782,820
USD	2,130,469	JPY	231,615,308	Bank of America N.A.	6/30/21	36,870
USD	58,569,018	NOK	496,691,632	UBS AG	6/30/21	500,381
						$7,039,168
13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $30,496,202. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)The rate indicated is the yield to maturity at purchase.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $31,311,595, which includes securities collateral of $10,761,447.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $6,353,846,488) — including $30,496,202 of securities on loan	$8,509,961,061
Investment made with cash collateral received for securities on loan, at value (cost of $20,550,148)	20,550,148
Total investment securities, at value (cost of $6,374,396,636)	8,530,511,209
Receivable for investments sold	32,287,724
Receivable for capital shares sold	7,576,444
Unrealized appreciation on forward foreign currency exchange contracts	7,182,999
Dividends and interest receivable	14,907,471
Securities lending receivable	14,328
8,592,480,175

Liabilities
Payable for collateral received for securities on loan	20,550,148
Payable for investments purchased	49,528,226
Payable for capital shares redeemed	9,932,269
Unrealized depreciation on forward foreign currency exchange contracts	143,831
Accrued management fees	5,526,065
Distribution and service fees payable	153,753
85,834,292

Net Assets	$8,506,645,883

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,122,336,923
Distributable earnings	2,384,308,960
$8,506,645,883

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,519,908,608	132,443,173	$19.03
I Class, $0.01 Par Value	$1,778,955,579	93,419,431	$19.04
Y Class, $0.01 Par Value	$180,923,407	9,496,631	$19.05
A Class, $0.01 Par Value	$323,669,381	17,047,413	$18.99*
C Class, $0.01 Par Value	$51,558,035	2,749,304	$18.75
R Class, $0.01 Par Value	$97,590,239	5,156,063	$18.93
R5 Class, $0.01 Par Value	$59,132,063	3,104,411	$19.05
R6 Class, $0.01 Par Value	$3,494,908,571	183,559,663	$19.04
*Maximum offering price $20.15 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (including $268,757 from affiliates and net of foreign taxes withheld of $1,715,271)	$181,147,407
Securities lending, net	736,419
Interest	74,970
181,958,796

Expenses:
Management fees	59,018,577
Distribution and service fees:
A Class	680,637
C Class	584,886
R Class	418,062
Directors' fees and expenses	224,552
Other expenses	6,700
60,933,414

Net investment income (loss)	121,025,382

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(271,624) from affiliates) (Note 4)	425,685,329
Forward foreign currency exchange contract transactions	(73,514,003)
Foreign currency translation transactions	(269,050)
351,902,276

Change in net unrealized appreciation (depreciation) on:
Investments (including $5,470,659 from affiliates)	2,898,918,306
Forward foreign currency exchange contracts	24,759,383
Translation of assets and liabilities in foreign currencies	31,486
2,923,709,175

Net realized and unrealized gain (loss)	3,275,611,451

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,396,636,833

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$121,025,382	$135,537,530
Net realized gain (loss)	351,902,276	52,589,458
Change in net unrealized appreciation (depreciation)	2,923,709,175	(1,505,753,058)
Net increase (decrease) in net assets resulting from operations	3,396,636,833	(1,317,626,070)

Distributions to Shareholders
From earnings:
Investor Class	(45,011,916)	(37,683,895)
I Class	(43,120,588)	(38,542,329)
Y Class	(3,320,505)	(1,169,265)
A Class	(4,854,461)	(3,920,068)
C Class	(601,904)	(423,132)
R Class	(1,283,728)	(911,293)
R5 Class	(1,144,444)	(1,175,543)
R6 Class	(68,481,912)	(42,327,290)
Decrease in net assets from distributions	(167,819,458)	(126,152,815)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,047,314,553)	156,328,013

Net increase (decrease) in net assets	2,181,502,822	(1,287,450,872)

Net Assets
Beginning of period	6,325,143,061	7,612,593,933
End of period	$8,506,645,883	$6,325,143,061

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$20,550,148	—	—	—	$20,550,148
Gross amount of recognized liabilities for securities lending transactions					$20,550,148
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule
20

12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2020 through July 31, 2020, the annual management fee was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the I Class and R5 Class and 0.62% for the Y Class and R6 Class. Effective August 1, 2020, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.95% to 0.97%	0.97%
I Class	0.75% to 0.77%	0.77%
Y Class	0.60% to 0.62%	0.62%
A Class	0.95% to 0.97%	0.97%
C Class	0.95% to 0.97%	0.97%
R Class	0.95% to 0.97%	0.97%
R5 Class	0.75% to 0.77%	0.77%
R6 Class	0.60% to 0.62%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,380,235 and $9,198,737, respectively. The effect of interfund transactions on the Statement of Operations was $708,686 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 were $4,774,480,463 and $5,881,657,172, respectively.

For the period ended March 31, 2021, the fund incurred net realized gains of $843,953 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,500,000,000
Sold	25,241,110	$398,413,156	20,088,394	$311,201,364
Issued in reinvestment of distributions	2,774,786	43,909,525	2,317,924	36,976,343
Redeemed	(48,256,051)	(754,357,720)	(100,996,222)	(1,577,566,569)
	(20,240,155)	(312,035,039)	(78,589,904)	(1,229,388,862)
I Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	28,384,245	438,667,055	94,376,421	1,450,628,400
Issued in reinvestment of distributions	2,592,121	40,950,019	2,293,117	36,571,490
Redeemed	(88,577,519)	(1,392,791,909)	(46,632,054)	(725,767,160)
	(57,601,153)	(913,174,835)	50,037,484	761,432,730
Y Class/Shares Authorized	75,000,000		40,000,000
Sold	2,955,674	46,276,623	7,040,258	109,174,391
Issued in reinvestment of distributions	206,142	3,292,573	72,447	1,152,523
Redeemed	(1,553,679)	(24,778,108)	(280,091)	(4,247,714)
	1,608,137	24,791,088	6,832,614	106,079,200
A Class/Shares Authorized	180,000,000		180,000,000
Sold	5,494,682	85,957,251	4,084,537	63,101,608
Issued in reinvestment of distributions	250,309	3,949,771	218,963	3,488,204
Redeemed	(6,657,741)	(103,788,427)	(9,987,643)	(157,210,586)
	(912,750)	(13,881,405)	(5,684,143)	(90,620,774)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	52,946	834,704	100,022	1,500,175
Issued in reinvestment of distributions	37,293	579,058	24,922	395,739
Redeemed	(2,171,393)	(34,037,700)	(1,628,718)	(24,798,234)
	(2,081,154)	(32,623,938)	(1,503,774)	(22,902,320)
R Class/Shares Authorized	60,000,000		60,000,000
Sold	1,237,180	19,151,663	1,141,041	17,475,694
Issued in reinvestment of distributions	80,759	1,269,017	56,966	906,380
Redeemed	(1,688,280)	(26,464,381)	(2,069,212)	(32,195,094)
	(370,341)	(6,043,701)	(871,205)	(13,813,020)
R5 Class/Shares Authorized	30,000,000		40,000,000
Sold	1,653,554	26,031,948	1,635,426	26,015,321
Issued in reinvestment of distributions	72,918	1,144,443	73,681	1,175,543
Redeemed	(3,456,564)	(53,275,869)	(722,530)	(11,084,354)
	(1,730,092)	(26,099,478)	986,577	16,106,510
R6 Class/Shares Authorized	1,300,000,000		1,100,000,000
Sold	69,425,692	1,090,502,531	71,545,043	1,127,211,933
Issued in reinvestment of distributions	4,193,628	66,735,181	2,640,445	42,128,044
Redeemed	(57,415,715)	(925,484,957)	(34,320,704)	(539,905,428)
	16,203,605	231,752,755	39,864,784	629,434,549
Net increase (decrease)	(65,123,903)	$(1,047,314,553)	11,072,433	$156,328,013
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$174,359,875	$86,694,481	—
Food and Staples Retailing	51,449,425	141,025,157	—
Food Products	376,325,713	68,729,346	—
Hotels, Restaurants and Leisure	—	80,787,553	—
Machinery	249,704,747	77,920,605	—
Paper and Forest Products	—	117,799,432	—
Other Industries	6,851,125,468	—	—
Exchange-Traded Funds	98,937,814	—	—
Temporary Cash Investments	24,720,551	110,380,894	—
Temporary Cash Investments - Securities Lending Collateral	20,550,148	—	—
	$7,847,173,741	$683,337,468	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$7,182,999	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$143,831	—
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7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2021 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Heartland Express, Inc.	$73,716	$8,035	$19,769	$5,471	(1)	(1)	$(272)	$269
(1)Company was not an affiliate at March 31, 2021.

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $693,304,606.

The value of foreign currency risk derivative instruments as of March 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $7,182,999 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $143,831 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(73,514,003) in net realized gain (loss) on forward foreign currency exchange contract transactions and $24,759,383 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

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10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$126,596,525	$126,149,383
Long-term capital gains	$41,222,933	$3,432

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,520,351,535
Gross tax appreciation of investments	$2,014,589,245
Gross tax depreciation of investments	(4,429,571)
Net tax appreciation (depreciation) of investments	2,010,159,674
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	12,005
Net tax appreciation (depreciation)	$2,010,171,679
Undistributed ordinary income	$112,344,238
Accumulated long-term gains	$261,793,043

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$12.35	0.22	6.78	7.00	(0.23)	(0.09)	(0.32)	$19.03	57.22%	0.97%	0.97%	1.43%	1.43%	65%	$2,519,909
2020	$15.19	0.24	(2.85)	(2.61)	(0.23)	—	(0.23)	$12.35	(17.52)%	0.98%	0.99%	1.56%	1.55%	55%	$1,885,286
2019	$17.09	0.23	(0.21)	0.02	(0.21)	(1.71)	(1.92)	$15.19	0.81%	0.96%	1.00%	1.38%	1.34%	53%	$3,514,131
2018	$17.76	0.28	0.71	0.99	(0.27)	(1.39)	(1.66)	$17.09	5.51%	0.96%	1.00%	1.57%	1.53%	47%	$4,223,276
2017	$15.32	0.22	2.93	3.15	(0.23)	(0.48)	(0.71)	$17.76	20.71%	0.98%	1.00%	1.32%	1.30%	49%	$4,706,704
I Class
2021	$12.36	0.25	6.79	7.04	(0.27)	(0.09)	(0.36)	$19.04	57.50%	0.77%	0.77%	1.63%	1.63%	65%	$1,778,956
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$1,866,460
2019	$17.10	0.26	(0.20)	0.06	(0.24)	(1.71)	(1.95)	$15.21	1.07%	0.76%	0.80%	1.58%	1.54%	53%	$1,535,449
2018	$17.77	0.32	0.71	1.03	(0.31)	(1.39)	(1.70)	$17.10	5.72%	0.76%	0.80%	1.77%	1.73%	47%	$1,793,037
2017	$15.33	0.26	2.93	3.19	(0.27)	(0.48)	(0.75)	$17.77	20.95%	0.78%	0.80%	1.52%	1.50%	49%	$1,628,060

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$12.36	0.28	6.79	7.07	(0.29)	(0.09)	(0.38)	$19.05	57.69%	0.62%	0.62%	1.78%	1.78%	65%	$180,923
2020	$15.21	0.32	(2.89)	(2.57)	(0.28)	—	(0.28)	$12.36	(17.22)%	0.63%	0.64%	1.91%	1.90%	55%	$97,541
2019	$17.11	0.31	(0.24)	0.07	(0.26)	(1.71)	(1.97)	$15.21	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$16,061
2018(3)	$17.76	0.32	0.75	1.07	(0.33)	(1.39)	(1.72)	$17.11	5.97%	0.61%(4)	0.65%(4)	1.89%(4)	1.85%(4)	47%(5)	$572
A Class
2021	$12.32	0.19	6.76	6.95	(0.19)	(0.09)	(0.28)	$18.99	56.87%	1.22%	1.22%	1.18%	1.18%	65%	$323,669
2020	$15.16	0.20	(2.85)	(2.65)	(0.19)	—	(0.19)	$12.32	(17.76)%	1.23%	1.24%	1.31%	1.30%	55%	$221,284
2019	$17.06	0.18	(0.20)	(0.02)	(0.17)	(1.71)	(1.88)	$15.16	0.57%	1.21%	1.25%	1.13%	1.09%	53%	$358,500
2018	$17.73	0.22	0.73	0.95	(0.23)	(1.39)	(1.62)	$17.06	5.26%	1.21%	1.25%	1.32%	1.28%	47%	$540,108
2017	$15.30	0.18	2.92	3.10	(0.19)	(0.48)	(0.67)	$17.73	20.37%	1.23%	1.25%	1.07%	1.05%	49%	$989,014
C Class
2021	$12.17	0.07	6.67	6.74	(0.07)	(0.09)	(0.16)	$18.75	55.65%	1.97%	1.97%	0.43%	0.43%	65%	$51,558
2020	$14.98	0.08	(2.81)	(2.73)	(0.08)	—	(0.08)	$12.17	(18.37)%	1.98%	1.99%	0.56%	0.55%	55%	$58,796
2019	$16.89	0.06	(0.21)	(0.15)	(0.05)	(1.71)	(1.76)	$14.98	(0.23)%	1.96%	2.00%	0.38%	0.34%	53%	$94,910
2018	$17.58	0.10	0.71	0.81	(0.11)	(1.39)	(1.50)	$16.89	4.48%	1.96%	2.00%	0.57%	0.53%	47%	$135,133
2017	$15.17	0.06	2.90	2.96	(0.07)	(0.48)	(0.55)	$17.58	19.56%	1.98%	2.00%	0.32%	0.30%	49%	$160,893

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$12.28	0.15	6.74	6.89	(0.15)	(0.09)	(0.24)	$18.93	56.48%	1.47%	1.47%	0.93%	0.93%	65%	$97,590
2020	$15.12	0.17	(2.86)	(2.69)	(0.15)	—	(0.15)	$12.28	(18.00)%	1.48%	1.49%	1.06%	1.05%	55%	$67,874
2019	$17.02	0.14	(0.20)	(0.06)	(0.13)	(1.71)	(1.84)	$15.12	0.33%	1.46%	1.50%	0.88%	0.84%	53%	$96,701
2018	$17.69	0.19	0.71	0.90	(0.18)	(1.39)	(1.57)	$17.02	5.02%	1.46%	1.50%	1.07%	1.03%	47%	$120,024
2017	$15.26	0.14	2.92	3.06	(0.15)	(0.48)	(0.63)	$17.69	20.12%	1.48%	1.50%	0.82%	0.80%	49%	$151,705
R5 Class
2021	$12.36	0.25	6.80	7.05	(0.27)	(0.09)	(0.36)	$19.05	57.58%	0.77%	0.77%	1.63%	1.63%	65%	$59,132
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$59,766
2019	$17.11	0.28	(0.23)	0.05	(0.24)	(1.71)	(1.95)	$15.21	1.01%	0.76%	0.80%	1.58%	1.54%	53%	$58,526
2018(3)	$17.76	0.29	0.76	1.05	(0.31)	(1.39)	(1.70)	$17.11	5.83%	0.76%(4)	0.80%(4)	1.70%(4)	1.66%(4)	47%(5)	$313
R6 Class
2021	$12.36	0.28	6.78	7.06	(0.29)	(0.09)	(0.38)	$19.04	57.74%	0.62%	0.62%	1.78%	1.78%	65%	$3,494,909
2020	$15.20	0.31	(2.87)	(2.56)	(0.28)	—	(0.28)	$12.36	(17.23)%	0.63%	0.64%	1.91%	1.90%	55%	$2,068,136
2019	$17.10	0.29	(0.22)	0.07	(0.26)	(1.71)	(1.97)	$15.20	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$1,938,315
2018	$17.77	0.34	0.72	1.06	(0.34)	(1.39)	(1.73)	$17.10	5.88%	0.61%	0.65%	1.92%	1.88%	47%	$1,578,125
2017	$15.33	0.29	2.92	3.21	(0.29)	(0.48)	(0.77)	$17.77	21.13%	0.63%	0.65%	1.67%	1.65%	49%	$1,302,074

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $126,596,525, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $43,298,481, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

The fund hereby designates $851,289 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.

The fund utilized earnings and profits of $3,847,179 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 2105

Annual Report

March 31, 2021

NT Focused Large Cap Value Fund
G Class (ACLLX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLLX	47.90%	11.32%	10.54%	5/12/06
Russell 1000 Value Index	—	56.09%	11.73%	10.98%	—
S&P 500 Index	—	56.35%	16.28%	13.90%	—
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011

Value on March 31, 2021
G Class — $27,263

Russell 1000 Value Index — $28,372

S&P 500 Index — $36,788

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Brian Woglom, Philip Sundell, Adam Krenn, Michael Liss and Kevin Toney

Effective December 2020, Adam Krenn was promoted to portfolio manager and Michael Liss and Kevin Toney joined the fund as portfolio managers.

Performance Summary

NT Focused Large Cap Value (new fund name effective December 10, 2020) returned 47.90%* for the fiscal year ended March 31, 2021, compared with the 56.09% return of its benchmark, the Russell 1000 Value Index.

Broad U.S. equity markets rallied over the trailing 12-month period, fueled by increased growth expectations, positive earnings reports, additional fiscal stimulus and optimism around accelerating vaccine distributions. NT Focused Large Cap Value advanced during the fiscal year but underperformed its benchmark, the Russell 1000 Value Index. Stock selection in the consumer staples and financials sectors detracted from relative performance, as did an overweight position in consumer staples. Selection in industrials and information technology contributed to relative results.
Stock Selection in Consumer Staples and Financials Detracted

The combination of an overweight and stock selection resulted in material underperformance in the consumer staples sector. Holdings in the personal products and food products industries underperformed as investors favored more cyclical companies benefiting from economic reopening. The stock of Unilever underperformed after the consumer goods company reported profits for the second half of 2020 that underwhelmed investors.

Stock selection in the financials sector detracted from relative returns against a backdrop of strong equity markets and rising interest rates late in the period. Our more conservative approach in the sector, including a preference for higher-quality banks, weighed on performance.
Verizon Communications detracted. This wireless services stock underperformed as competitors AT&T and T-Mobile US announced more aggressive pricing promotions for the new iPhone 12. Verizon was also a major beneficiary of corporate tax reform, so uncertainty over the future of corporate taxes also weighed on performance.

Stock Selection in Industrials and Information Technology Contributed

Stock selection in the industrials sector contributed to relative performance. An overweight in the electrical equipment industry, including holding Emerson Electric, was also positive. Shares of Siemens outperformed as the industrial conglomerate delivered a solid quarter and further accelerated its cost-cutting program.

Stock selection in the information technology sector benefited performance. Our avoidance of several benchmark names in the IT services industry contributed along with positions in the electronic equipment, instruments and components and semiconductors and semiconductor equipment industries. Texas Instruments, the largest analog supplier in the world, was a key contributor.

Hologic contributed. Shares of this medical devices company outperformed due to significant sales for its new COVID-19 test. We exited the position on outperformance.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.
The portfolio is overweight in the health care sector. According to our analysis, the portfolio’s health care holdings offer compelling valuations and risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries. Similarly, companies in the consumer staples sector generally offer defensive characteristics, which were less valued by investors in the rally since successful vaccines were announced in November of last year. We believe select consumer staples stocks, with their relatively strong balance sheets, growing dividend streams and access to large numbers of consumers, are well-suited for our portfolio.

Within the financials sector, we have identified attractive value opportunities in select industries. Specifically, we hold securities in the insurance and diversified financial services industries that we believe have strong balance sheets, low levels of debt and leading market positions.

We ended the reporting period with no exposure to the consumer discretionary and real estate sectors. It has been difficult for us to find higher-quality companies with sustainable business models in consumer discretionary. Similarly, within real estate we are finding extended valuations and elevated risks due to COVID-19.

4

Fund Characteristics

MARCH 31, 2021
Top Ten Holdings	% of net assets
Johnson & Johnson	5.7%
Berkshire Hathaway, Inc., Class B	4.8%
Medtronic plc	4.7%
Unilever plc, ADR	4.6%
JPMorgan Chase & Co.	4.0%
Cisco Systems, Inc.	3.9%
Bank of New York Mellon Corp. (The)	3.8%
Verizon Communications, Inc.	3.7%
Emerson Electric Co.	3.0%
Atmos Energy Corp.	3.0%

Top Five Industries	% of net assets
Pharmaceuticals	9.9%
Health Care Equipment and Supplies	8.4%
Insurance	7.9%
Banks	6.3%
Oil, Gas and Consumable Fuels	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	83.7%
Foreign Common Stocks*	15.3%
Total Common Stocks	99.0%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,224.00	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,024.93	$0.00	0.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

MARCH 31, 2021

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 3.8%
Lockheed Martin Corp.	127,575	$47,138,963
Raytheon Technologies Corp.	729,211	56,346,134
		103,485,097
Banks — 6.3%
JPMorgan Chase & Co.	725,472	110,438,603
Truist Financial Corp.	1,061,317	61,896,007
		172,334,610
Beverages — 1.6%
PepsiCo, Inc.	310,220	43,880,619
Building Products — 1.0%
Johnson Controls International plc	446,555	26,645,937
Capital Markets — 3.8%
Bank of New York Mellon Corp. (The)	2,225,093	105,224,648
Commercial Services and Supplies — 2.1%
Republic Services, Inc.	579,556	57,578,889
Communications Equipment — 3.9%
Cisco Systems, Inc.	2,059,883	106,516,550
Containers and Packaging — 1.3%
Sonoco Products Co.	559,120	35,392,296
Diversified Financial Services — 4.8%
Berkshire Hathaway, Inc., Class B(1)	522,120	133,385,996
Diversified Telecommunication Services — 3.7%
Verizon Communications, Inc.	1,747,962	101,643,990
Electric Utilities — 3.5%
Duke Energy Corp.	453,490	43,775,390
Pinnacle West Capital Corp.	650,633	52,928,994
		96,704,384
Electrical Equipment — 4.3%
Emerson Electric Co.	909,630	82,066,819
Hubbell, Inc.	191,405	35,771,680
		117,838,499
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	205,634	26,549,406
Food and Staples Retailing — 1.6%
Walmart, Inc.	330,101	44,837,619
Food Products — 5.0%
Conagra Brands, Inc.	914,168	34,372,717
Mondelez International, Inc., Class A	1,069,838	62,617,618
Nestle SA	366,121	40,806,135
		137,796,470
Gas Utilities — 3.0%
Atmos Energy Corp.	829,238	81,970,176
Health Care Equipment and Supplies — 8.4%
Becton Dickinson and Co.	290,331	70,593,983
Medtronic plc	1,085,959	128,284,337
Zimmer Biomet Holdings, Inc.	200,991	32,174,639
		231,052,959
7

	Shares	Value
Health Care Providers and Services — 1.2%
Universal Health Services, Inc., Class B	251,545	$33,553,588
Health Care Technology — 2.1%
Cerner Corp.	802,731	57,700,304
Household Products — 1.1%
Colgate-Palmolive Co.	398,507	31,414,307
Industrial Conglomerates — 2.6%
Siemens AG	438,515	72,013,451
Insurance — 7.9%
Aflac, Inc.	963,088	49,290,844
Chubb Ltd.	269,738	42,610,512
Marsh & McLennan Cos., Inc.	577,861	70,383,470
Reinsurance Group of America, Inc.	429,992	54,200,491
		216,485,317
Oil, Gas and Consumable Fuels — 5.6%
Chevron Corp.	730,872	76,588,077
TOTAL SE, ADR	1,653,605	76,958,777
		153,546,854
Personal Products — 4.6%
Unilever plc, ADR	2,291,392	127,928,415
Pharmaceuticals — 9.9%
Johnson & Johnson	948,253	155,845,381
Merck & Co., Inc.	618,461	47,677,158
Roche Holding AG	213,280	68,940,533
		272,463,072
Semiconductors and Semiconductor Equipment — 1.9%
Texas Instruments, Inc.	278,905	52,710,256
Software — 3.0%
Open Text Corp.	711,774	33,958,737
Oracle Corp. (New York)	675,170	47,376,679
		81,335,416
TOTAL COMMON STOCKS (Cost $2,288,037,332)		2,721,989,125
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $7,128,037), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $6,988,032)		6,988,030
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75%, 3/31/26, valued at $23,768,092), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $23,302,000)		23,302,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,034,167	9,034,167
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,324,197)		39,324,197
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $2,327,361,529)		2,761,313,322
OTHER ASSETS AND LIABILITIES — (0.4)%		(10,491,514)
TOTAL NET ASSETS — 100.0%		$2,750,821,808

8

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,408,830	USD	2,572,408	Morgan Stanley	6/30/21	$(17,822)
USD	96,712,824	CHF	89,748,534	Morgan Stanley	6/30/21	1,533,698
USD	123,412,464	EUR	103,253,464	Credit Suisse AG	6/30/21	2,107,951
USD	3,302,446	EUR	2,766,980	Credit Suisse AG	6/30/21	51,735
USD	3,559,961	EUR	3,027,824	Credit Suisse AG	6/30/21	2,805
USD	111,240,203	GBP	79,836,511	JPMorgan Chase Bank N.A.	6/30/21	1,148,197
						$4,826,564

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $2,327,361,529)	$2,761,313,322
Receivable for investments sold	1,408,800
Receivable for capital shares sold	2,782
Unrealized appreciation on forward foreign currency exchange contracts	4,844,386
Dividends and interest receivable	4,386,385
2,771,955,675

Liabilities
Payable for investments purchased	2,831,647
Payable for capital shares redeemed	18,284,398
Unrealized depreciation on forward foreign currency exchange contracts	17,822
21,133,867

Net Assets	$2,750,821,808

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,800,000,000
Shares outstanding	217,989,766

Net Asset Value Per Share	$12.62

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,069,213,398
Distributable earnings	681,608,410
$2,750,821,808

See Notes to Financial Statements.
10

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,398,995)	$58,790,557
Interest	19,212
58,809,769

Expenses:
Management fees	10,128,457
Directors' fees and expenses	58,957
Other expenses	9,451
10,196,865
Fees waived	(10,128,457)
68,408

Net investment income (loss)	58,741,361

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	288,668,599
Forward foreign currency exchange contract transactions	(11,213,734)
Foreign currency translation transactions	5,882
277,460,747

Change in net unrealized appreciation (depreciation) on:
Investments	436,716,059
Forward foreign currency exchange contracts	6,378,484
Translation of assets and liabilities in foreign currencies	514
443,095,057

Net realized and unrealized gain (loss)	720,555,804

Net Increase (Decrease) in Net Assets Resulting from Operations	$779,297,165

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$58,741,361	$39,512,449
Net realized gain (loss)	277,460,747	73,458,300
Change in net unrealized appreciation (depreciation)	443,095,057	(270,019,284)
Net increase (decrease) in net assets resulting from operations	779,297,165	(157,048,535)

Distributions to Shareholders
From earnings	(81,103,305)	(81,816,130)

Capital Share Transactions
Proceeds from shares sold	1,171,869,083	154,491,376
Proceeds from reinvestment of distributions	81,103,305	81,816,130
Payments for shares redeemed	(421,921,825)	(400,513,336)
Net increase (decrease) in net assets from capital share transactions	831,050,563	(164,205,830)

Net increase (decrease) in net assets	1,529,244,423	(403,070,495)

Net Assets
Beginning of period	1,221,577,385	1,624,647,880
End of period	$2,750,821,808	$1,221,577,385

Transactions in Shares of the Fund
Sold	109,701,660	15,332,181
Issued in reinvestment of distributions	7,186,059	7,139,722
Redeemed	(37,138,530)	(35,218,837)
Net increase (decrease) in shares of the fund	79,749,189	(12,746,934)

See Notes to Financial Statements.

12

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Focused Large Cap Value Fund (formerly NT Large Company Value Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers the G Class.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

13

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

14

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 56% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Focused Large Cap Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.35% to 0.55%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2021 was 0.48% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $30,636,282 and $24,980,645, respectively. The effect of interfund transactions on the Statement of Operations was $6,139,185 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 were $2,206,527,132 and $2,373,038,991, respectively.

On August 5, 2020, the fund received investment securities valued at $967,707,883 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.
5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
15

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Food Products	$96,990,335	$40,806,135	—
Industrial Conglomerates	—	72,013,451	—
Pharmaceuticals	203,522,539	68,940,533	—
Other Industries	2,239,716,132	—	—
Temporary Cash Investments	9,034,167	30,290,030	—
	$2,549,263,173	$212,050,149	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,844,386	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$17,822	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $262,614,962.
The value of foreign currency risk derivative instruments as of March 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $4,844,386 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $17,822 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(11,213,734) in net realized gain (loss) on forward foreign currency exchange contract transactions and $6,378,484 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

16

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$55,983,919	$39,461,060
Long-term capital gains	$25,119,386	$42,355,070

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,348,594,431
Gross tax appreciation of investments	$421,443,194
Gross tax depreciation of investments	(8,724,303)
Net tax appreciation (depreciation) of investments	412,718,891
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,567)
Net tax appreciation (depreciation)	$412,715,324
Undistributed ordinary income	$159,038,311
Accumulated long-term gains	$109,854,775
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$8.84	0.31	3.87	4.18	(0.28)	(0.12)	(0.40)	$12.62	47.90%	0.00%(3)	0.48%	2.76%	2.28%	109%	$2,750,822
2020	$10.76	0.28	(1.59)	(1.31)	(0.29)	(0.32)	(0.61)	$8.84	(13.40)%	0.01%	0.49%	2.55%	2.07%	76%	$1,221,577
2019	$11.17	0.30	0.41	0.71	(0.30)	(0.82)	(1.12)	$10.76	7.02%	0.00%(3)	0.48%	2.64%	2.16%	56%	$1,624,648
2018	$11.87	0.32	0.21	0.53	(0.30)	(0.93)	(1.23)	$11.17	4.23%	0.20%	0.53%	2.68%	2.35%	57%	$1,886,327
2017	$10.58	0.25	1.80	2.05	(0.24)	(0.52)	(0.76)	$11.87	19.67%	0.63%	0.63%	2.17%	2.17%	79%	$1,703,216

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Focused Large Cap Value Fund (formerly, NT Large Company Value Fund) (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Focused Large Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
19

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.
23

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $38,526,793, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $25,119,386, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.
25

Notes

26

Notes

27

Notes
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92290 2105

Annual Report

March 31, 2021

NT Mid Cap Value Fund
G Class (ACLMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLMX	58.28%	11.59%	11.72%	5/12/06
Russell Midcap Value Index	—	73.76%	11.59%	11.05%	—
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011

Value on March 31, 2021
G Class — $30,329

Russell Midcap Value Index — $28,535

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Michael Liss, Kevin Toney and Brian Woglom

Performance Summary

NT Mid Cap Value returned 58.28%* for the fiscal year ended March 31, 2021, compared with the 73.76% return of its benchmark, the Russell Midcap Value Index.

Broad U.S. equity markets rallied over the trailing 12-month period, fueled by increased growth expectations, positive earnings reports, additional fiscal stimulus and optimism around accelerating vaccine distributions. NT Mid Cap Value advanced in the fiscal year but underperformed its benchmark, the Russell Midcap Value Index. Security selection in the financials, materials and consumer discretionary sectors detracted from relative performance, as did an underweight allocation to materials and consumer discretionary. Our relative underweight in real estate and stock selection in information technology contributed.

Stock Selection in Financials and Materials Detracted

Security selection in the financials sector detracted from relative returns against a backdrop of strong equity markets and rising interest rates late in the period. Our more conservative approach in the sector, including a preference for higher-quality banks, weighed on performance. Property and casualty insurance holding ProAssurance was a detractor. The stock underperformed as investors moved away from the more defensive insurance industry and into banks and cyclical stocks. Losses tied to ProAssurance’s medical malpractice business put additional pressure on company shares. We exited the position during the period.

Stock selection and an underweight in the materials sector detracted from the portfolio’s performance. Notably, the portfolio’s lack of exposure to the cyclical metals and mining industry weighed on results.

Pinnacle West Capital was another notable detractor from performance. This Arizona-based utility underperformed as investors shifted away from defensive names and toward cyclical stocks.

Real Estate and Information Technology Contributed

The portfolio’s underweight and stock selection in the real estate sector positively impacted performance. Standing out was Weyerhaeuser, a timber real estate investment trust (REIT), which supplies lumber and engineered wood products used in new home construction. Shares of the stock rose as better-than-expected housing demand and mill closures due to the pandemic caused prices for lumber and wood products to rebound.

Strong security selection in the information technology sector also benefited performance, driven by positions in the communications equipment as well as the semiconductors and semiconductor equipment industries. Semiconductor equipment company Applied Materials was a key contributor. The company continued to execute on its product road map and benefited from strong demand.

Elsewhere, Envista Holdings contributed. This dental products company was spun out of Danaher in 2019. The stock outperformed due to margin improvements, new product launches and demand for Envista’s infection prevention products. Additionally, Envista stands to benefit from economic reopening post-pandemic.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the reporting period with an overweight in consumer staples. Within the sector, we have identified companies that fit our investment process well due to their attractive valuations and stable business models. The vast majority of our consumer staples holdings are in the food products and food and staples retailing industries. Our portfolio is also overweight in industrials where we have identified higher-quality companies selling at attractive valuations. We are focused on higher-quality companies and remain cautious of companies with end markets that we think are unfavorable, such as energy and construction.

On the other hand, the portfolio is underweight in real estate and information technology. We continue to hold a limited number of real estate stocks due to valuations that we believe are extended. While we are underweight the information technology sector, we have found select stocks that meet our investment criteria.

4

Fund Characteristics

MARCH 31, 2021
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	2.6%
Bank of New York Mellon Corp. (The)	2.4%
Northern Trust Corp.	2.3%
Emerson Electric Co.	2.1%
Conagra Brands, Inc.	1.9%
nVent Electric plc	1.8%
Advance Auto Parts, Inc.	1.8%
Pinnacle West Capital Corp.	1.8%
Sonoco Products Co.	1.8%
Chubb Ltd.	1.8%

Top Five Industries	% of net assets
Health Care Providers and Services	8.6%
Capital Markets	7.8%
Insurance	5.7%
Electrical Equipment	5.5%
Food Products	5.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.7%
Foreign Common Stocks*	8.6%
Exchange-Traded Funds	1.2%
Total Equity Exposure	99.5%
Temporary Cash Investments	1.0%
Temporary Cash Investments - Securities Lending Collateral	0.9%
Other Assets and Liabilities	(1.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,315.00	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,024.93	$0.00	0.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

MARCH 31, 2021

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace and Defense — 3.1%
BAE Systems plc	2,407,264	$16,757,684
General Dynamics Corp.	120,943	21,958,411
Textron, Inc.	222,150	12,458,172
		51,174,267
Airlines — 1.7%
Southwest Airlines Co.(1)	473,214	28,894,447
Auto Components — 1.5%
Aptiv plc(1)	47,366	6,531,772
BorgWarner, Inc.	380,881	17,657,643
		24,189,415
Automobiles — 1.0%
Honda Motor Co. Ltd., ADR(2)	567,553	17,140,101
Banks — 5.0%
Commerce Bancshares, Inc.	183,855	14,085,131
Eastern Bankshares, Inc.	379,347	7,317,604
M&T Bank Corp.	103,282	15,658,584
PNC Financial Services Group, Inc. (The)	54,252	9,516,343
Truist Financial Corp.	428,302	24,978,573
Westamerica Bancorporation	174,108	10,930,500
		82,486,735
Building Products — 0.9%
Johnson Controls International plc	247,467	14,766,356
Capital Markets — 7.8%
Ameriprise Financial, Inc.	100,949	23,465,595
Bank of New York Mellon Corp. (The)	827,189	39,117,768
Northern Trust Corp.	371,065	39,002,642
State Street Corp.	133,859	11,245,494
T. Rowe Price Group, Inc.	96,253	16,517,015
		129,348,514
Chemicals — 0.8%
Axalta Coating Systems Ltd.(1)	438,439	12,969,026
Commercial Services and Supplies — 1.5%
Republic Services, Inc.	249,602	24,797,959
Communications Equipment — 1.5%
F5 Networks, Inc.(1)	77,585	16,185,783
Juniper Networks, Inc.	359,435	9,104,488
		25,290,271
Containers and Packaging — 3.3%
Graphic Packaging Holding Co.	845,607	15,356,223
Packaging Corp. of America	76,191	10,246,166
Sonoco Products Co.	467,426	29,588,066
		55,190,455
Distributors — 1.1%
Genuine Parts Co.	163,407	18,888,215
Electric Utilities — 4.4%
Edison International	453,068	26,549,785
Evergy, Inc.	168,882	10,053,546
7

	Shares	Value
Pinnacle West Capital Corp.	364,406	$29,644,428
Xcel Energy, Inc.	95,836	6,374,052
		72,621,811
Electrical Equipment — 5.5%
Emerson Electric Co.	377,028	34,015,466
Hubbell, Inc.	146,608	27,399,569
nVent Electric plc	1,082,326	30,207,719
		91,622,754
Electronic Equipment, Instruments and Components — 0.6%
TE Connectivity Ltd.	78,103	10,083,878
Energy Equipment and Services — 0.5%
Baker Hughes Co.	374,175	8,085,922
Equity Real Estate Investment Trusts (REITs) — 4.6%
Equinix, Inc.	12,927	8,785,060
Essex Property Trust, Inc.	40,940	11,129,130
Healthcare Trust of America, Inc., Class A	362,318	9,992,730
Healthpeak Properties, Inc.	602,979	19,138,554
MGM Growth Properties LLC, Class A	528,279	17,232,461
Weyerhaeuser Co.	252,099	8,974,724
		75,252,659
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	988,797	27,541,999
Sysco Corp.	127,390	10,030,689
		37,572,688
Food Products — 5.3%
Conagra Brands, Inc.	811,922	30,528,267
J.M. Smucker Co. (The)	175,208	22,169,068
Kellogg Co.	268,095	16,970,414
Mondelez International, Inc., Class A	70,885	4,148,899
Orkla ASA	1,374,210	13,473,645
		87,290,293
Gas Utilities — 1.7%
Atmos Energy Corp.	148,168	14,646,407
Spire, Inc.	188,368	13,918,511
		28,564,918
Health Care Equipment and Supplies — 5.0%
Becton Dickinson and Co.	72,811	17,703,995
Envista Holdings Corp.(1)	362,683	14,797,466
Hill-Rom Holdings, Inc.	64,042	7,075,360
Zimmer Biomet Holdings, Inc.	271,381	43,442,671
		83,019,492
Health Care Providers and Services — 8.6%
Cardinal Health, Inc.	480,748	29,205,441
Cigna Corp.	53,792	13,003,678
Henry Schein, Inc.(1)	313,515	21,707,779
McKesson Corp.	107,402	20,947,686
Quest Diagnostics, Inc.	226,437	29,060,924
Universal Health Services, Inc., Class B	214,161	28,566,936
		142,492,444
Health Care Technology — 1.6%
Cerner Corp.	373,471	26,845,095
8

	Shares	Value
Hotels, Restaurants and Leisure — 1.0%
Sodexo SA(1)	166,400	$15,964,933
Household Durables — 0.3%
Mohawk Industries, Inc.(1)	22,381	4,304,090
Household Products — 0.9%
Kimberly-Clark Corp.	103,287	14,362,057
Insurance — 5.7%
Aflac, Inc.	515,669	26,391,939
Arthur J. Gallagher & Co.	74,439	9,287,754
Brown & Brown, Inc.	35,472	1,621,425
Chubb Ltd.	186,584	29,474,675
Reinsurance Group of America, Inc.	213,796	26,948,986
		93,724,779
IT Services — 0.3%
Amdocs Ltd.	79,648	5,587,307
Leisure Products — 0.6%
Polaris, Inc.	73,783	9,850,031
Machinery — 3.9%
Crane Co.	94,750	8,897,972
Cummins, Inc.	35,945	9,313,709
IMI plc	834,060	15,341,337
Oshkosh Corp.	156,710	18,595,209
PACCAR, Inc.	132,116	12,276,219
		64,424,446
Media — 1.4%
Fox Corp., Class B	648,556	22,654,061
Multi-Utilities — 1.8%
Ameren Corp.	36,199	2,945,151
NorthWestern Corp.	419,831	27,372,981
		30,318,132
Multiline Retail — 1.3%
Dollar Tree, Inc.(1)	181,127	20,731,796
Oil, Gas and Consumable Fuels — 2.8%
Cimarex Energy Co.	149,214	8,861,819
ConocoPhillips	512,901	27,168,366
Pioneer Natural Resources Co.	69,768	11,080,554
		47,110,739
Paper and Forest Products — 1.4%
Mondi plc	911,699	23,260,442
Road and Rail — 0.9%
Heartland Express, Inc.	691,910	13,547,598
Norfolk Southern Corp.	5,605	1,505,054
		15,052,652
Semiconductors and Semiconductor Equipment — 0.3%
Applied Materials, Inc.	31,052	4,148,547
Software — 1.3%
CDK Global, Inc.	171,192	9,254,639
Open Text Corp.	263,591	12,575,927
		21,830,566
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	164,026	30,097,131
9

	Shares	Value
Technology Hardware, Storage and Peripherals — 1.3%
HP, Inc.	668,569	$21,227,066
Thrifts and Mortgage Finance — 0.5%
Capitol Federal Financial, Inc.	564,091	7,471,385
Trading Companies and Distributors — 1.5%
Beacon Roofing Supply, Inc.(1)	28,139	1,472,232
MSC Industrial Direct Co., Inc., Class A	251,183	22,654,195
		24,126,427
TOTAL COMMON STOCKS (Cost $1,231,904,240)		1,624,834,302
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell Mid-Cap Value ETF (Cost $19,563,205)	176,478	19,289,046
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $3,040,830), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $2,981,104)		2,981,103
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75%, 3/31/26, valued at $10,138,884), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $9,940,000)		9,940,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,853,875	3,853,875
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,774,978)		16,774,978
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $14,302,098)	14,302,098	14,302,098
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $1,282,544,521)		1,675,200,424
OTHER ASSETS AND LIABILITIES — (1.4)%		(22,814,692)
TOTAL NET ASSETS — 100.0%		$1,652,385,732

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	823,618	USD	658,689	Morgan Stanley	6/30/21	$(3,226)
CAD	1,475,044	USD	1,177,316	Morgan Stanley	6/30/21	(3,427)
CAD	2,354,078	USD	1,884,408	Morgan Stanley	6/30/21	(10,954)
USD	3,737,290	CAD	4,652,740	Morgan Stanley	6/30/21	34,485
USD	36,927,034	EUR	30,895,130	Credit Suisse AG	6/30/21	630,734
USD	1,071,802	EUR	911,591	Credit Suisse AG	6/30/21	844
USD	47,200,094	GBP	33,875,260	JPMorgan Chase Bank N.A.	6/30/21	487,189
USD	1,198,049	GBP	868,255	JPMorgan Chase Bank N.A.	6/30/21	753
JPY	70,761,997	USD	650,411	Bank of America N.A.	6/30/21	(10,785)
USD	10,412,207	JPY	1,134,488,026	Bank of America N.A.	6/30/21	157,434
USD	428,461	JPY	46,580,375	Bank of America N.A.	6/30/21	7,414
USD	11,481,823	NOK	97,371,024	UBS AG	6/30/21	98,094
						$1,388,555

10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,933,012. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $14,302,098.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $1,268,242,423) — including $13,933,012 of securities on loan	$1,660,898,326
Investment made with cash collateral received for securities on loan, at value (cost of $14,302,098)	14,302,098
Total investment securities, at value (cost of $1,282,544,521)	1,675,200,424
Receivable for investments sold	6,923,914
Receivable for capital shares sold	313
Unrealized appreciation on forward foreign currency exchange contracts	1,416,947
Dividends and interest receivable	2,916,507
Securities lending receivable	4,773
1,686,462,878

Liabilities
Payable for collateral received for securities on loan	14,302,098
Payable for investments purchased	9,333,896
Payable for capital shares redeemed	10,412,760
Unrealized depreciation on forward foreign currency exchange contracts	28,392
34,077,146

Net Assets	$1,652,385,732

G Class Capital Shares, $0.01 Par Value
Shares authorized	850,000,000
Shares outstanding	114,850,185

Net Asset Value Per Share	$14.39

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,203,125,849
Distributable earnings	449,259,883
$1,652,385,732

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $260,276)	$30,391,839
Securities lending, net	79,070
Interest	12,376
30,483,285

Expenses:
Management fees	7,727,038
Directors' fees and expenses	34,475
Other expenses	410
7,761,923
Fees waived	(7,727,038)
34,885

Net investment income (loss)	30,448,400

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	83,912,827
Forward foreign currency exchange contract transactions	(9,539,699)
Foreign currency translation transactions	(40,012)
74,333,116

Change in net unrealized appreciation (depreciation) on:
Investments	447,017,620
Forward foreign currency exchange contracts	3,355,086
Translation of assets and liabilities in foreign currencies	3,326
450,376,032

Net realized and unrealized gain (loss)	524,709,148

Net Increase (Decrease) in Net Assets Resulting from Operations	$555,157,548

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$30,448,400	$22,477,808
Net realized gain (loss)	74,333,116	22,436,326
Change in net unrealized appreciation (depreciation)	450,376,032	(160,234,587)
Net increase (decrease) in net assets resulting from operations	555,157,548	(115,320,453)

Distributions to Shareholders
From earnings	(50,484,807)	(21,546,170)

Capital Share Transactions
Proceeds from shares sold	691,410,013	100,328,415
Proceeds from reinvestment of distributions	50,484,807	21,546,170
Payments for shares redeemed	(293,393,132)	(215,922,753)
Net increase (decrease) in net assets from capital share transactions	448,501,688	(94,048,168)

Net increase (decrease) in net assets	953,174,429	(230,914,791)

Net Assets
Beginning of period	699,211,303	930,126,094
End of period	$1,652,385,732	$699,211,303

Transactions in Shares of the Fund
Sold	60,000,615	9,350,950
Issued in reinvestment of distributions	4,102,442	1,776,012
Redeemed	(23,300,441)	(17,339,936)
Net increase (decrease) in shares of the fund	40,802,616	(6,212,974)

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of
15

Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$14,302,098	—	—	—	$14,302,098
Gross amount of recognized liabilities for securities lending transactions					$14,302,098
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 54% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. From April 1, 2020 through July 31, 2020, the annual management fee was 0.62%. Effective August 1, 2020, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.60% to 0.62%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2021 was 0.62% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

17

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $722,176 and $1,426,460, respectively. The effect of interfund transactions on the Statement of Operations was $78,576 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 were $825,631,652 and $965,270,186, respectively.

On August 5, 2020, the fund received investment securities valued at $569,469,820 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$34,416,583	$16,757,684	—
Food and Staples Retailing	10,030,689	27,541,999	—
Food Products	73,816,648	13,473,645	—
Hotels, Restaurants and Leisure	—	15,964,933	—
Machinery	49,083,109	15,341,337	—
Paper and Forest Products	—	23,260,442	—
Other Industries	1,345,147,233	—	—
Exchange-Traded Funds	19,289,046	—	—
Temporary Cash Investments	3,853,875	12,921,103	—
Temporary Cash Investments - Securities Lending Collateral	14,302,098	—	—
	$1,549,939,281	$125,261,143	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,416,947	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$28,392	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $110,478,182.

The value of foreign currency risk derivative instruments as of March 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $1,416,947 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $28,392 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(9,539,699) in net realized gain (loss) on forward foreign currency exchange contract transactions and $3,355,086 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

19

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$30,109,881	$21,546,170
Long-term capital gains	$20,374,926	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,304,017,299
Gross tax appreciation of investments	$371,770,863
Gross tax depreciation of investments	(587,738)
Net tax appreciation (depreciation) of investments	371,183,125
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,579
Net tax appreciation (depreciation)	$371,184,704
Undistributed ordinary income	$53,146,117
Accumulated long-term gains	$24,929,062

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$9.44	0.29	5.13	5.42	(0.29)	(0.18)	(0.47)	$14.39	58.28%	0.00%(3)	0.62%	2.44%	1.82%	69%	$1,652,386
2020	$11.59	0.30	(2.15)	(1.85)	(0.30)	—	(0.30)	$9.44	(16.54)%	0.01%	0.64%	2.53%	1.90%	59%	$699,211
2019	$13.24	0.30	(0.17)	0.13	(0.29)	(1.49)	(1.78)	$11.59	1.87%	0.00%(3)	0.65%	2.32%	1.67%	58%	$930,126
2018	$13.79	0.31	0.55	0.86	(0.30)	(1.11)	(1.41)	$13.24	6.30%	0.24%	0.70%	2.27%	1.81%	51%	$1,021,630
2017	$11.97	0.20	2.30	2.50	(0.22)	(0.46)	(0.68)	$13.79	20.98%	0.78%	0.80%	1.55%	1.53%	60%	$935,804

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.
26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $22,513,473, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $20,374,926, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92291 2105

Annual Report

March 31, 2021

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)
G Class (ASVHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
Class	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	107.63%	15.99%	11.46%	—	7/31/98
Russell 2000 Value Index	—	97.05%	13.55%	10.05%	—	—
I Class	ACVIX	108.04%	16.22%	11.68%	—	10/26/98
Y Class	ASVYX	108.41%	—	—	13.44%	4/10/17
A Class	ACSCX					12/31/99
No sales charge		107.16%	15.69%	11.19%	—
With sales charge		95.35%	14.32%	10.53%	—
C Class	ASVNX	105.39%	14.83%	10.35%	—	3/1/10
R Class	ASVRX	106.61%	15.41%	10.92%	—	3/1/10
R5 Class	ASVGX	108.23%	—	—	13.25%	4/10/17
R6 Class	ASVDX	108.42%	16.37%	—	12.12%	7/26/13
G Class	ASVHX	110.06%	—	—	25.87%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available. G Class returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $29,627

Russell 2000 Value Index — $26,079

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.25%	1.05%	0.90%	1.50%	2.25%	1.75%	1.05%	0.90%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeff John and Ryan Cope

Performance Summary

Small Cap Value rose 107.63%* for the 12-month period ended March 31, 2021. The fund’s benchmark, the Russell 2000 Value Index, rose 97.05% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Several of the portfolio’s holdings in the financials sector outperformed during the market rally, particularly in the banking and capital markets industries. Our underweight in the utilities sector relative to the benchmark was also beneficial. Furthermore, strong security selection and an overweight in the information technology sector buoyed relative results. On the other hand, stock selection in the materials sector and an underweight in the consumer discretionary sector negatively impacted performance.

Financials, Utilities and Information Technology Contributed

Within the financials sector, several of our bank holdings, including Signature Bank, rallied on rising yields, an improved economic outlook and tempered concerns around COVID-19-driven credit losses. Signature Bank, a higher-quality New York-based commercial bank, was also supported by strong earnings, loan and deposit growth, and by its sizable cryptocurrency deposits. Donnelley Financial Solutions, a provider of risk and compliance solutions, was a notable contributor within the capital markets industry. Given the pandemic’s initial impact on capital markets activity, investor sentiment had grown pessimistic on Donnelley’s fundamentals. However, the stock rebounded after a rapid acceleration of capital markets activity resulted in strong financial results.

Throughout the trailing 12-month period, our exposure to the utilities sector was limited due to valuations throughout the sector that we believe were extended. This underweight positively impacted performance as hopes for economic reopening led investors away from defensive sectors, including utilities, and toward more cyclical areas of the market.

Information technology was another area of strength. Several holdings in the sector delivered strong performance, including II-VI. This engineered materials company develops building block elements for technologies such as 5G and electric vehicles. II-VI reported profits that were well ahead of expectations and announced a positive outlook. This provided insight into the company’s earnings power potential, driven by new product areas like 3D sensing. Coherent, a leader in laser technology used in various end markets, was also a notable contributor. Coherent’s strong market position and technology leadership were recognized when three separate companies, including
II-VI, entered into a bidding war with escalating offers to acquire the company. Coherent ultimately accepted II-VI’s acquisition proposal.

Materials and Consumer Discretionary Detracted

Within the materials sector, lack of exposure to several of the benchmark’s metals and mining stocks detracted from performance. In addition, a few of our higher-quality holdings in the containers and packaging industry negatively impacted relative results. Investors rotated away from these names and into more cyclical, lower-quality materials stocks.

*    All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Optimism around accelerating vaccine distribution and improving economic data caused investors to favor many consumer discretionary stocks. However, our bottom-up investment process resulted in an underweight in the consumer discretionary sector, which detracted from relative results. A notable benchmark name that we did not hold was GameStop. Lack of exposure to this video game and consumer electronics retailer weighed on the portfolio’s performance as a group of Reddit traders pushed up the price of GameStop’s stock.

While security selection in the financials sector was quite strong overall, property and casualty insurance holdings ProAssurance and Axis Capital Holdings were key detractors. Both stocks underperformed as investors moved away from the more defensive insurance industry and into banks and cyclical stocks. ProAssurance was also pressured by losses tied to its medical malpractice business.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the year with a notable overweight in information technology. Our analysis led us to holdings in the sector that were driven down to compelling valuations due to cyclical factors, trade war fears or operational miscues. In addition, we believe we are invested in attractive businesses, particularly in the electronic equipment, instruments and components industry and the software industry. The portfolio also has a notable weight in the financials sector, and the majority of that exposure is in the banking industry. Although banks rallied materially, we believe our bank holdings remain attractive on a relative basis, trading below historical norms on normalized earnings. We have also identified opportunities in specialty insurers, where we see attractive risk/reward profiles for select names.

On the other hand, our bottom-up approach has led to notable underweights in the health care and utilities sectors. After a long period of having no exposure to the utilities sector due to valuation concerns, we initiated a position in South Jersey Industries in the first quarter of 2021. South Jersey announced a large capital raise, which pressured the shares and allowed us to build a position as part of the stock offering. Significant sector underperformance has begun to drive valuations down toward more attractive levels, which may allow us to find more opportunities within utilities.

6

Fund Characteristics

MARCH 31, 2021
Top Ten Holdings	% of net assets
Coherent, Inc.	2.6%
Spectrum Brands Holdings, Inc.	2.6%
Graphic Packaging Holding Co.	2.5%
Valley National Bancorp	2.5%
Penske Automotive Group, Inc.	2.4%
Avnet, Inc.	2.4%
UMB Financial Corp.	2.3%
Axis Capital Holdings Ltd.	2.2%
Compass Diversified Holdings	2.1%
Edgewell Personal Care Co.	2.0%

Top Five Industries	% of net assets
Banks	20.5%
Electronic Equipment, Instruments and Components	7.6%
Equity Real Estate Investment Trusts (REITs)	7.4%
Commercial Services and Supplies	6.3%
Machinery	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Temporary Cash Investments	1.4%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	0.7%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,656.60	$7.68	1.16%
I Class	$1,000	$1,656.30	$6.36	0.96%
Y Class	$1,000	$1,658.10	$5.37	0.81%
A Class	$1,000	$1,653.80	$9.33	1.41%
C Class	$1,000	$1,647.30	$14.26	2.16%
R Class	$1,000	$1,653.10	$10.98	1.66%
R5 Class	$1,000	$1,657.90	$6.36	0.96%
R6 Class	$1,000	$1,657.60	$5.37	0.81%
G Class	$1,000	$1,664.60	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.15	$5.84	1.16%
I Class	$1,000	$1,020.15	$4.84	0.96%
Y Class	$1,000	$1,020.89	$4.08	0.81%
A Class	$1,000	$1,017.90	$7.09	1.41%
C Class	$1,000	$1,014.16	$10.85	2.16%
R Class	$1,000	$1,016.65	$8.35	1.66%
R5 Class	$1,000	$1,020.15	$4.84	0.96%
R6 Class	$1,000	$1,020.89	$4.08	0.81%
G Class	$1,000	$1,024.93	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments
MARCH 31, 2021

	Shares	Value
COMMON STOCKS — 97.9%
Banks — 20.5%
Ameris Bancorp	1,120,000	$58,811,200
BankUnited, Inc.	1,550,000	68,122,500
F.N.B. Corp.	3,800,000	48,260,000
First Hawaiian, Inc.	635,000	17,379,950
First Mid Bancshares, Inc.	172,114	7,560,968
Hilltop Holdings, Inc.	640,000	21,843,200
Home BancShares, Inc.	3,080,000	83,314,000
Independent Bank Group, Inc.	910,000	65,738,400
Old National Bancorp	2,370,000	45,835,800
Origin Bancorp, Inc.	930,000	39,441,300
Pacific Premier Bancorp, Inc.	1,580,000	68,635,200
QCR Holdings, Inc.	305,000	14,402,100
Renasant Corp.	435,000	18,000,300
Signature Bank	305,000	68,960,500
South State Corp.	575,000	45,143,250
Towne Bank	1,235,000	37,544,000
UMB Financial Corp.	1,145,000	105,717,850
Valley National Bancorp	8,045,000	110,538,300
		925,248,818
Building Products — 1.4%
DIRTT Environmental Solutions(1)(2)	2,720,000	8,404,800
Hayward Holdings, Inc.(1)	1,535,000	25,910,800
Tecnoglass, Inc.	2,205,000	26,504,100
		60,819,700
Capital Markets — 1.9%
Donnelley Financial Solutions, Inc.(1)(3)	3,100,000	86,273,000
Chemicals — 1.2%
Minerals Technologies, Inc.	710,000	53,477,200
Commercial Services and Supplies — 6.3%
Brink's Co. (The)	1,070,000	84,776,100
CECO Environmental Corp.(1)	1,715,000	13,599,950
Charah Solutions, Inc.(1)(3)	2,005,862	9,748,489
Deluxe Corp.	2,085,000	87,486,600
Healthcare Services Group, Inc.	740,000	20,742,200
KAR Auction Services, Inc.(1)	4,100,000	61,500,000
UniFirst Corp.	30,000	6,711,300
		284,564,639
Construction and Engineering — 1.9%
Arcosa, Inc.	340,000	22,130,600
Dycom Industries, Inc.(1)	430,000	39,925,500
NV5 Global, Inc.(1)	265,000	25,591,050
		87,647,150
Containers and Packaging — 3.9%
Graphic Packaging Holding Co.	6,165,000	111,956,400
Pactiv Evergreen, Inc.	4,685,000	64,371,900
		176,328,300
10

	Shares	Value
Diversified Financial Services — 2.3%
A-Mark Precious Metals, Inc.	230,000	$8,280,000
Compass Diversified Holdings(3)	4,045,000	93,641,750
		101,921,750
Electronic Equipment, Instruments and Components — 7.6%
Avnet, Inc.	2,590,000	107,510,900
Belden, Inc.	1,465,000	65,002,050
Coherent, Inc.(1)	465,000	117,593,850
II-VI, Inc.(1)	730,000	49,910,100
		340,016,900
Energy Equipment and Services — 1.1%
ChampionX Corp.(1)	2,155,000	46,828,150
NCS Multistage Holdings, Inc.(1)	90,235	2,504,021
		49,332,171
Equity Real Estate Investment Trusts (REITs) — 7.4%
Brandywine Realty Trust	4,385,000	56,610,350
Cousins Properties, Inc.	1,490,000	52,671,500
Four Corners Property Trust, Inc.	1,370,000	37,538,000
Getty Realty Corp.	765,000	21,664,800
Highwoods Properties, Inc.	530,000	22,758,200
Kite Realty Group Trust	1,865,000	35,975,850
Lexington Realty Trust	2,020,000	22,442,200
National Health Investors, Inc.	245,000	17,708,600
Physicians Realty Trust	975,000	17,228,250
Sabra Health Care REIT, Inc.	470,000	8,159,200
Summit Hotel Properties, Inc.(1)	1,005,000	10,210,800
Weingarten Realty Investors	1,120,000	30,139,200
		333,106,950
Gas Utilities — 0.6%
South Jersey Industries, Inc.	1,170,000	26,418,600
Health Care Providers and Services — 1.0%
Magellan Health, Inc.(1)	45,000	4,195,800
National HealthCare Corp.	251,885	19,624,360
Premier, Inc., Class A	660,000	22,341,000
		46,161,160
Hotels, Restaurants and Leisure — 2.7%
Accel Entertainment, Inc.(1)	3,458,569	37,802,159
BJ's Restaurants, Inc.(1)	410,000	23,812,800
Red Robin Gourmet Burgers, Inc.(1)(3)	1,479,916	59,033,850
		120,648,809
Household Durables — 2.0%
Mohawk Industries, Inc.(1)	95,000	18,269,450
Skyline Champion Corp.(1)	1,545,000	69,926,700
		88,196,150
Household Products — 2.6%
Spectrum Brands Holdings, Inc.	1,355,000	115,175,000
Insurance — 3.7%
Axis Capital Holdings Ltd.	2,025,000	100,379,250
James River Group Holdings Ltd.	765,000	34,899,300
ProAssurance Corp.	620,000	16,591,200
ProSight Global, Inc.(1)	1,325,440	16,700,544
		168,570,294
11

	Shares	Value
IT Services — 2.1%
EVERTEC, Inc.	2,150,000	$80,023,000
IBEX Holdings Ltd.(1)	740,000	16,280,000
		96,303,000
Leisure Products — 2.4%
Brunswick Corp.	560,000	53,407,200
Malibu Boats, Inc., Class A(1)	660,000	52,588,800
		105,996,000
Machinery — 5.3%
Albany International Corp., Class A	440,000	36,726,800
Colfax Corp.(1)	1,310,000	57,391,100
EnPro Industries, Inc.	330,000	28,139,100
Gates Industrial Corp. plc(1)	1,520,000	24,304,800
Graham Corp.(3)	740,839	10,549,547
Hurco Cos., Inc.	170,000	6,001,000
Luxfer Holdings plc	785,000	16,704,800
Timken Co. (The)	700,000	56,819,000
		236,636,147
Media — 0.9%
Entravision Communications Corp., Class A(3)	8,175,000	33,027,000
Townsquare Media, Inc., Class A	717,340	7,697,058
		40,724,058
Oil, Gas and Consumable Fuels — 1.0%
Earthstone Energy, Inc., Class A(1)	885,000	6,327,750
Enviva Partners LP	840,000	40,597,200
		46,924,950
Personal Products — 2.0%
Edgewell Personal Care Co.	2,259,749	89,486,061
Professional Services — 2.1%
Barrett Business Services, Inc.(3)	415,000	28,576,900
Korn Ferry	1,070,000	66,735,900
		95,312,800
Semiconductors and Semiconductor Equipment — 2.0%
Advanced Energy Industries, Inc.	250,000	27,292,500
Kulicke & Soffa Industries, Inc.	1,290,000	63,351,900
		90,644,400
Software — 3.3%
Avaya Holdings Corp.(1)	1,120,000	31,393,600
CDK Global, Inc.	660,000	35,679,600
Teradata Corp.(1)	2,090,000	80,548,600
		147,621,800
Specialty Retail — 4.7%
MarineMax, Inc.(1)(3)	1,170,000	57,751,200
OneWater Marine, Inc., Class A(1)(3)	1,130,000	45,154,800
Penske Automotive Group, Inc.	1,360,000	109,126,400
		212,032,400
Textiles, Apparel and Luxury Goods — 1.2%
Tapestry, Inc.(1)	1,365,000	56,251,650
Thrifts and Mortgage Finance — 0.5%
Premier Financial Corp.	625,000	20,787,500
Provident Financial Services, Inc.	67,471	1,503,254
		22,290,754
12

	Shares	Value
Trading Companies and Distributors — 2.3%
Beacon Roofing Supply, Inc.(1)	642,386	$33,609,635
DXP Enterprises, Inc.(1)(3)	1,122,065	33,852,701
GMS, Inc.(1)	909,221	37,959,977
		105,422,313
TOTAL COMMON STOCKS (Cost $3,269,007,967)		4,409,552,924
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $10,970,924), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $10,755,439)		10,755,436
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 5/15/26, valued at $36,582,302), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $35,865,000)		35,865,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,903,738	13,903,738
TOTAL TEMPORARY CASH INVESTMENTS (Cost $60,524,174)		60,524,174
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,339,982)	1,339,982	1,339,982
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $3,330,872,123)		4,471,417,080
OTHER ASSETS AND LIABILITIES — 0.7%		31,590,174
TOTAL NET ASSETS — 100.0%		$4,503,007,254

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,274,013. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,339,982.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities - unaffiliated, at value (cost of $3,049,432,876) — including $1,274,013 of securities on loan	$4,012,467,861
Investment securities - affiliated, at value (cost of $280,099,265)	457,609,237
Investment made with cash collateral received for securities on loan, at value (cost of $1,339,982)	1,339,982
Total investment securities, at value (cost of $3,330,872,123)	4,471,417,080
Receivable for investments sold	64,218,619
Receivable for capital shares sold	22,285,328
Dividends and interest receivable	5,347,921
Securities lending receivable	617
4,563,269,565

Liabilities
Payable for collateral received for securities on loan	1,339,982
Payable for investments purchased	42,893,864
Payable for capital shares redeemed	12,956,541
Accrued management fees	3,037,048
Distribution and service fees payable	34,876
60,262,311

Net Assets	$4,503,007,254

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,271,010,303
Distributable earnings	1,231,996,951
$4,503,007,254

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$958,579,437	89,246,500	$10.74
I Class, $0.01 Par Value	$2,049,526,589	188,672,501	$10.86
Y Class, $0.01 Par Value	$66,827,426	6,142,882	$10.88
A Class, $0.01 Par Value	$94,533,424	8,916,034	$10.60*
C Class, $0.01 Par Value	$15,447,745	1,559,817	$9.90
R Class, $0.01 Par Value	$5,120,061	486,394	$10.53
R5 Class, $0.01 Par Value	$9,870,238	907,906	$10.87
R6 Class, $0.01 Par Value	$943,344,130	86,828,606	$10.86
G Class, $0.01 Par Value	$359,758,204	33,034,309	$10.89
*Maximum offering price $11.25 (net asset value divided by 0.9425).

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (including $6,207,394 from affiliates and net of foreign taxes withheld of $10,150)	$39,775,142
Interest	23,217
Securities lending, net	22,017
39,820,376

Expenses:
Management fees	24,166,517
Distribution and service fees:
A Class	168,182
C Class	59,591
R Class	16,351
Directors' fees and expenses	66,977
24,477,618
Fees waived - G Class	(2,366,688)
22,110,930

Net investment income (loss)	17,709,446

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $(19,425,355) from affiliates)	190,771,566
Change in net unrealized appreciation (depreciation) on investments (including $280,315,617 from affiliates)	1,587,349,837

Net realized and unrealized gain (loss)	1,778,121,403

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,795,830,849

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$17,709,446	$13,315,021
Net realized gain (loss)	190,771,566	(11,619,799)
Change in net unrealized appreciation (depreciation)	1,587,349,837	(440,805,106)
Net increase (decrease) in net assets resulting from operations	1,795,830,849	(439,109,884)

Distributions to Shareholders
From earnings:
Investor Class	(3,150,781)	(15,619,335)
I Class	(6,801,236)	(11,408,593)
Y Class	(339,676)	(629,409)
A Class	(153,102)	(1,735,034)
C Class	—	(75,193)
R Class	(1,916)	(76,868)
R5 Class	(45,434)	(36,655)
R6 Class	(4,992,095)	(10,640,774)
G Class	(5,290,956)	(4,520,287)
Decrease in net assets from distributions	(20,775,196)	(44,742,148)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,371,014,953	484,798,524

Net increase (decrease) in net assets	3,146,070,606	946,492

Net Assets
Beginning of period	1,356,936,648	1,355,990,156
End of period	$4,503,007,254	$1,356,936,648

See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2021

1.Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,339,982	—	—	—	$1,339,982
Gross amount of recognized liabilities for securities lending transactions					$1,339,982
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3.Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 6% of the shares of the fund.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

19

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.19%
I Class	0.80% to 1.05%	0.99%
Y Class	0.65% to 0.90%	0.84%
A Class	1.00% to 1.25%	1.19%
C Class	1.00% to 1.25%	1.19%
R Class	1.00% to 1.25%	1.19%
R5 Class	0.80% to 1.05%	0.99%
R6 Class	0.65% to 0.90%	0.84%
G Class	0.65% to 0.90%	0.00%(1)
(1)Effective annual management fee before waiver was 0.84%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,339,270 and $2,046,520, respectively. The effect of interfund transactions on the Statement of Operations was $306,978 in net realized gain (loss) on investment transactions.
4.Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 were $2,943,838,659 and $1,710,956,685, respectively.

On July 9, 2020, the fund received investment securities valued at $108,764,472 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.
20

5.Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		680,000,000
Sold	40,326,653	$326,284,879	24,802,353	$178,829,074
Issued in reinvestment of distributions	430,711	3,039,149	1,941,566	15,339,631
Redeemed	(35,943,298)	(261,463,817)	(26,667,305)	(193,532,060)
	4,814,066	67,860,211	76,614	636,645
I Class/Shares Authorized	800,000,000		380,000,000
Sold	153,121,813	1,350,198,944	47,812,059	324,176,300
Issued in reinvestment of distributions	791,999	6,121,740	1,189,766	9,479,116
Redeemed	(42,625,240)	(330,844,984)	(21,024,656)	(151,420,025)
	111,288,572	1,025,475,700	27,977,169	182,235,391
Y Class/Shares Authorized	60,000,000		30,000,000
Sold	3,747,350	31,726,079	4,385,038	30,678,538
Issued in reinvestment of distributions	32,693	251,672	47,887	383,589
Redeemed	(2,206,380)	(16,362,220)	(328,638)	(2,346,193)
	1,573,663	15,615,531	4,104,287	28,715,934
A Class/Shares Authorized	80,000,000		90,000,000
Sold	3,384,280	27,106,052	1,467,411	10,408,675
Issued in reinvestment of distributions	23,213	149,558	219,701	1,721,197
Redeemed	(3,895,324)	(30,777,886)	(4,174,800)	(30,205,959)
	(487,831)	(3,522,276)	(2,487,688)	(18,076,087)
C Class/Shares Authorized	25,000,000		20,000,000
Sold	1,205,644	9,721,981	218,176	1,509,618
Issued in reinvestment of distributions	—	—	10,147	75,193
Redeemed	(176,515)	(1,278,094)	(83,461)	(527,591)
	1,029,129	8,443,887	144,862	1,057,220
R Class/Shares Authorized	180,000,000		20,000,000
Sold	184,334	1,574,021	140,015	898,698
Issued in reinvestment of distributions	306	1,915	9,830	76,868
Redeemed	(149,094)	(1,179,377)	(195,765)	(1,296,089)
	35,546	396,559	(45,920)	(320,523)
R5 Class/Shares Authorized	40,000,000		20,000,000
Sold	1,441,277	10,417,513	714,209	5,601,944
Issued in reinvestment of distributions	6,113	45,434	4,565	36,655
Redeemed	(1,180,367)	(8,588,379)	(146,743)	(984,692)
	267,023	1,874,568	572,031	4,653,907
R6 Class/Shares Authorized	450,000,000		350,000,000
Sold	56,027,727	446,342,135	21,118,101	155,686,526
Issued in reinvestment of distributions	652,567	4,948,292	1,337,122	10,637,549
Redeemed	(25,033,289)	(199,977,832)	(11,643,022)	(83,178,433)
	31,647,005	251,312,595	10,812,201	83,145,642
G Class/Shares Authorized	300,000,000		210,000,000
Sold	20,818,476	125,595,248	27,210,975	208,991,201
Issued in reinvestment of distributions	696,920	5,290,956	559,457	4,520,287
Redeemed	(14,913,075)	(127,328,026)	(1,338,444)	(10,761,093)
	6,602,321	3,558,178	26,431,988	202,750,395
Net increase (decrease)	156,769,494	$1,371,014,953	67,585,544	$484,798,524

21

6.Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2021 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Barrett Business Services, Inc.	—	$25,235	—	$3,342	$28,577	415	—	$277
Charah Solutions, Inc.(1)	$3,503	1,010	$4,640	9,875	9,748	2,006	$(2,999)	—
Compass Diversified Holdings	34,185	34,164	7,520	32,813	93,642	4,045	(1,569)	4,600
Donnelley Financial Solutions, Inc.(1)	12,671	19,227	5,772	60,147	86,273	3,100	(1,933)	—
DXP Enterprises, Inc.(1)	3,249	17,295	2,322	15,631	33,853	1,122	(224)	—
Entravision Communications Corp., Class A	12,515	4,416	1,141	17,237	33,027	8,175	(591)	744
Graham Corp.	5,403	4,796	1,559	1,909	10,549	741	(437)	324
InnerWorkings, Inc.(1)	3,048	610	17,622	13,964	—	—	(8,591)	—
MarineMax, Inc.(1)	6,150	28,863	5,382	28,120	57,751	1,170	2,176	—
OneWater Marine, Inc., Class A(1)	3,378	15,766	927	26,938	45,155	1,130	467	—
Red Robin Gourmet Burgers, Inc.(1)	6,177	20,355	19,147	51,649	59,034	1,480	(7,088)	—
Tecnoglass, Inc.	6,114	4,799	3,100	18,691	(2)	(2)	1,364	262
	$96,393	$176,536	$69,132	$280,316	$457,609	23,384	$(19,425)	$6,207
(1)Non-income producing.
(2) Company was not an affiliate at March 31, 2021.

7.Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,409,552,924	—	—
Temporary Cash Investments	13,903,738	$46,620,436	—
Temporary Cash Investments - Securities Lending Collateral	1,339,982	—	—
	$4,424,796,644	$46,620,436	—

8.Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
9.Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$20,775,196	$16,295,777
Long-term capital gains	—	$28,446,371

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,421,317,516
Gross tax appreciation of investments	$1,076,138,593
Gross tax depreciation of investments	(26,039,029)
Net tax appreciation (depreciation) of investments	$1,050,099,564
Undistributed ordinary income	$119,419,947
Accumulated long-term gains	$62,477,440

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$5.20	0.03	5.55	5.58	(0.04)	—	(0.04)	$10.74	107.63%	1.19%	1.19%	0.46%	0.46%	72%	$958,579
2020	$7.05	0.05	(1.71)	(1.66)	(0.04)	(0.15)	(0.19)	$5.20	(24.44)%	1.25%	1.25%	0.71%	0.71%	71%	$439,030
2019	$8.64	0.06	(0.44)	(0.38)	(0.05)	(1.16)	(1.21)	$7.05	(3.15)%	1.25%	1.25%	0.68%	0.68%	90%	$594,650
2018	$9.39	0.04	0.47	0.51	(0.03)	(1.23)	(1.26)	$8.64	5.41%	1.26%	1.26%	0.42%	0.42%	90%	$687,877
2017	$7.55	0.04	2.28	2.32	(0.06)	(0.42)	(0.48)	$9.39	31.15%	1.25%	1.25%	0.47%	0.47%	90%	$770,415
I Class
2021	$5.26	0.05	5.61	5.66	(0.06)	—	(0.06)	$10.86	108.04%	0.99%	0.99%	0.66%	0.66%	72%	$2,049,527
2020	$7.13	0.07	(1.74)	(1.67)	(0.05)	(0.15)	(0.20)	$5.26	(24.30)%	1.05%	1.05%	0.91%	0.91%	71%	$407,147
2019	$8.72	0.07	(0.44)	(0.37)	(0.06)	(1.16)	(1.22)	$7.13	(2.95)%	1.05%	1.05%	0.88%	0.88%	90%	$352,298
2018	$9.47	0.06	0.46	0.52	(0.04)	(1.23)	(1.27)	$8.72	5.57%	1.06%	1.06%	0.62%	0.62%	90%	$411,986
2017	$7.61	0.06	2.29	2.35	(0.07)	(0.42)	(0.49)	$9.47	31.43%	1.05%	1.05%	0.67%	0.67%	90%	$463,119

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$5.27	0.06	5.62	5.68	(0.07)	—	(0.07)	$10.88	108.41%	0.84%	0.84%	0.81%	0.81%	72%	$66,827
2020	$7.14	0.09	(1.75)	(1.66)	(0.06)	(0.15)	(0.21)	$5.27	(24.15)%	0.90%	0.90%	1.06%	1.06%	71%	$24,079
2019	$8.73	0.10	(0.45)	(0.35)	(0.08)	(1.16)	(1.24)	$7.14	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$3,320
2018(3)	$9.32	0.08	0.61	0.69	(0.05)	(1.23)	(1.28)	$8.73	7.43%	0.91%(4)	0.91%(4)	0.95%(4)	0.95%(4)	90%(5)	$131
A Class
2021	$5.13	0.02	5.47	5.49	(0.02)	—	(0.02)	$10.60	107.16%	1.44%	1.44%	0.21%	0.21%	72%	$94,533
2020	$6.96	0.03	(1.69)	(1.66)	(0.02)	(0.15)	(0.17)	$5.13	(24.66)%	1.50%	1.50%	0.46%	0.46%	71%	$48,260
2019	$8.54	0.03	(0.42)	(0.39)	(0.03)	(1.16)	(1.19)	$6.96	(3.32)%	1.50%	1.50%	0.43%	0.43%	90%	$82,755
2018	$9.31	0.01	0.46	0.47	(0.01)	(1.23)	(1.24)	$8.54	5.02%	1.51%	1.51%	0.17%	0.17%	90%	$116,763
2017	$7.49	0.02	2.26	2.28	(0.04)	(0.42)	(0.46)	$9.31	30.82%	1.50%	1.50%	0.22%	0.22%	90%	$141,505
C Class
2021	$4.82	(0.04)	5.12	5.08	—	—	—	$9.90	105.39%	2.19%	2.19%	(0.54)%	(0.54)%	72%	$15,448
2020	$6.57	(0.02)	(1.58)	(1.60)	—	(0.15)	(0.15)	$4.82	(25.11)%	2.25%	2.25%	(0.29)%	(0.29)%	71%	$2,556
2019	$8.18	(0.02)	(0.43)	(0.45)	—	(1.16)	(1.16)	$6.57	(4.19)%	2.25%	2.25%	(0.32)%	(0.32)%	90%	$2,536
2018	$9.01	(0.05)	0.45	0.40	—	(1.23)	(1.23)	$8.18	4.41%	2.26%	2.26%	(0.58)%	(0.58)%	90%	$2,688
2017	$7.29	(0.05)	2.20	2.15	(0.01)	(0.42)	(0.43)	$9.01	29.78%	2.25%	2.25%	(0.53)%	(0.53)%	90%	$1,234

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$5.10	—(6)	5.43	5.43	—(6)	—	—(6)	$10.53	106.61%	1.69%	1.69%	(0.04)%	(0.04)%	72%	$5,120
2020	$6.92	0.01	(1.68)	(1.67)	—(6)	(0.15)	(0.15)	$5.10	(24.80)%	1.75%	1.75%	0.21%	0.21%	71%	$2,299
2019	$8.50	0.02	(0.43)	(0.41)	(0.01)	(1.16)	(1.17)	$6.92	(3.58)%	1.75%	1.75%	0.18%	0.18%	90%	$3,437
2018	$9.28	(0.01)	0.46	0.45	—	(1.23)	(1.23)	$8.50	4.82%	1.76%	1.76%	(0.08)%	(0.08)%	90%	$3,284
2017	$7.48	—(6)	2.25	2.25	(0.03)	(0.42)	(0.45)	$9.28	30.41%	1.75%	1.75%	(0.03)%	(0.03)%	90%	$3,275
R5 Class
2021	$5.26	0.05	5.62	5.67	(0.06)	—	(0.06)	$10.87	108.23%	0.99%	0.99%	0.66%	0.66%	72%	$9,870
2020	$7.14	0.06	(1.74)	(1.68)	(0.05)	(0.15)	(0.20)	$5.26	(24.41)%	1.05%	1.05%	0.91%	0.91%	71%	$3,373
2019	$8.73	0.11	(0.48)	(0.37)	(0.06)	(1.16)	(1.22)	$7.14	(2.92)%	1.05%	1.05%	0.88%	0.88%	90%	$491
2018(3)	$9.32	0.06	0.62	0.68	(0.04)	(1.23)	(1.27)	$8.73	7.32%	1.06%(4)	1.06%(4)	0.65%(4)	0.65%(4)	90%(5)	$5
R6 Class
2021	$5.26	0.06	5.61	5.67	(0.07)	—	(0.07)	$10.86	108.42%	0.84%	0.84%	0.81%	0.81%	72%	$943,344
2020	$7.13	0.08	(1.74)	(1.66)	(0.06)	(0.15)	(0.21)	$5.26	(24.19)%	0.90%	0.90%	1.06%	1.06%	71%	$290,444
2019	$8.72	0.09	(0.44)	(0.35)	(0.08)	(1.16)	(1.24)	$7.13	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$316,502
2018	$9.47	0.07	0.47	0.54	(0.06)	(1.23)	(1.29)	$8.72	5.73%	0.91%	0.91%	0.77%	0.77%	90%	$278,351
2017	$7.62	0.07	2.28	2.35	(0.08)	(0.42)	(0.50)	$9.47	31.45%	0.90%	0.90%	0.82%	0.82%	90%	$176,015
G Class
2021	$5.29	0.12	5.63	5.75	(0.15)	—	(0.15)	$10.89	110.06%	0.00%(7)	0.84%	1.65%	0.81%	72%	$359,758
2020	$7.25	0.15	(1.85)	(1.70)	(0.11)	(0.15)	(0.26)	$5.29	(24.58)%	0.00%(7)	0.90%	1.96%	1.06%	71%	$139,749

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.
(7)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $20,775,196, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,114,505 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.

The fund hereby designates $1,491,676, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

The fund utilized earnings and profits of $4,746,571 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes
35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 2105

Annual Report

March 31, 2021

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	63.17%	10.97%	10.39%	—	9/1/93
Russell 1000 Value Index	—	56.09%	11.73%	10.98%	—	—
S&P 500 Index	—	56.35%	16.28%	13.90%	—	—
I Class	AVLIX	63.29%	11.16%	10.60%	—	7/31/97
Y Class	AVUYX	63.54%	—	—	9.34%	4/10/17
A Class	TWADX					10/2/96
No sales charge		62.58%	10.67%	10.11%	—
With sales charge		53.26%	9.37%	9.46%	—
C Class	ACLCX	61.27%	9.84%	9.27%	—	6/4/01
R Class	AVURX	62.15%	10.39%	9.83%	—	7/29/05
R5 Class	AVUGX	63.29%	—	—	9.19%	4/10/17
R6 Class	AVUDX	63.54%	11.33%	—	9.74%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $26,888

Russell 1000 Value Index — $28,372

S&P 500 Index — $36,788

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.00%	0.80%	0.65%	1.25%	2.00%	1.50%	0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom and Philip Sundell

Performance Summary

Value returned 63.17%* for the fiscal year ended March 31, 2021, compared with the 56.09% return of its benchmark, the Russell 1000 Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s outperformance relative to the benchmark was led by stock selection and an overweight allocation in the energy sector. An underweight and stock decisions in the utilities sector also added value to relative performance. Stock selection in the communication services sector was a top detractor, while stock decisions and an underweight allocation in materials dampened performance.

Energy and Utilities Contributed

Several of our energy positions outperformed. In particular, overweight positions and stock decisions in the energy equipment and services and oil, gas and consumable fuels industries benefited from rising oil prices due to increased demand for oil. Better production discipline from publicly traded oil and gas producers in the U.S. and OPEC’s efforts to limit the supply of oil also boosted the group’s performance.

Halliburton, one of the largest oil field services companies in the world, had a strong year as commodity markets rose. Investors began to look through Halliburton’s depressed earnings and cash flow generation and began to price in higher, more normalized levels of profitability into the stock. Shares of Devon Energy, a shale-focused exploration and production company, benefited from higher oil and gas prices, boosting Devon’s free cash flow generation potential. Also, the company’s management team reiterated its commitment to capital discipline by stating that it does not plan to increase capital expenditures in a higher commodity price environment.

An underweight led to outperformance in utilities, as the sector was among the benchmark’s weaker performers. Utilities stocks generally lagged as many investors shifted away from defensive stocks and the distribution of COVID-19 vaccines improved the economic outlook. We took advantage of this shift and initiated a position in CMS Energy late in the period. This large combined electric and natural gas utility has operations in all of Michigan’s lower peninsula counties, which we consider a favorable regulatory environment. Our analysis shows the company has delivered superior growth and lower volatility compared to industry peers.

Among individual top contributors, Germany-based industrial conglomerate Siemens delivered solid performance and further accelerated its cost-cutting program.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Stock Selection in Communication Services and Materials Detracted

Stock selection in the communication services sector hindered performance. An overweight to diversified telecommunication services, including overweight holdings AT&T and Verizon Communications, detracted. The wireless service providers underperformed due in part to competing pricing promotions for the new iPhone 12 and an extremely competitive U.S. government spectrum auction. Both companies spent more on spectrum purchases than expected by investors, increasing the balance sheet leverage of both. Uncertainty over the future of corporate tax rates put additional pressure on the stocks. We maintain positions in the stocks as we think they can manage the higher debt levels and view their fundamentals as solid.

Stock selection and an underweight in the materials sector detracted from the portfolio’s performance. Notably, the portfolio’s lack of exposure to the chemicals industry weighed on results.

Elsewhere, Merck & Co. detracted from performance. This large pharmaceutical company lagged the market as investors considered the potential impacts of the Biden administration’s drug policies. Merck also halted work on two potential COVID-19 vaccines. We view these issues as transitory.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

Energy is our largest overweight as our research has led us to higher-quality energy companies with solid assets, strong balance sheets and management teams focused on returns on capital and return of capital to shareholders. The fund is also overweight in financials. Banks represent the majority of our financials exposure, but we also hold select positions in the capital markets, insurance and diversified financial services industries. In health care, we are finding quality companies with attractive risk/reward profiles, particularly in the pharmaceuticals and health care providers and services industries.

We hold a limited number of utilities sector stocks due to valuations that we believe are extended. However, we did add exposure to the sector this period when our bottom-up analysis identified select companies at attractive valuations.

6

Fund Characteristics

MARCH 31, 2021
Top Ten Holdings	% of net assets
Berkshire Hathaway, Inc.*	3.4%
JPMorgan Chase & Co.	3.0%
AT&T, Inc.	2.8%
Johnson & Johnson	2.7%
U.S. Bancorp	2.7%
Cisco Systems, Inc.	2.6%
Chevron Corp.	2.5%
Pfizer, Inc.	2.5%
Verizon Communications, Inc.	2.3%
General Electric Co.	2.3%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	12.6%
Pharmaceuticals	7.7%
Oil, Gas and Consumable Fuels	7.4%
Diversified Telecommunication Services	5.1%
Food Products	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	84.8%
Foreign Common Stocks*	11.9%
Exchange-Traded Funds	0.5%
Total Equity Exposure	97.2%
Temporary Cash Investments	2.8%
Temporary Cash Investments - Securities Lending Collateral	0.7%
Other Assets and Liabilities	(0.7)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,379.00	$5.93	1.00%
I Class	$1,000	$1,379.20	$4.75	0.80%
Y Class	$1,000	$1,380.30	$3.86	0.65%
A Class	$1,000	$1,375.80	$7.40	1.25%
C Class	$1,000	$1,370.30	$11.82	2.00%
R Class	$1,000	$1,374.00	$8.88	1.50%
R5 Class	$1,000	$1,379.20	$4.75	0.80%
R6 Class	$1,000	$1,380.30	$3.86	0.65%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
I Class	$1,000	$1,020.94	$4.03	0.80%
Y Class	$1,000	$1,021.69	$3.28	0.65%
A Class	$1,000	$1,018.70	$6.29	1.25%
C Class	$1,000	$1,014.96	$10.05	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%
R5 Class	$1,000	$1,020.94	$4.03	0.80%
R6 Class	$1,000	$1,021.69	$3.28	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Shares	Value
COMMON STOCKS — 96.7%
Aerospace and Defense — 0.7%
Raytheon Technologies Corp.	240,640	$18,594,254
Airlines — 0.7%
Southwest Airlines Co.(1)	286,740	17,508,344
Auto Components — 0.9%
BorgWarner, Inc.	488,822	22,661,788
Automobiles — 1.1%
General Motors Co.(1)	256,794	14,755,383
Honda Motor Co. Ltd.	499,500	15,035,419
		29,790,802
Banks — 12.6%
Bank of America Corp.	1,354,780	52,416,438
Comerica, Inc.	134,367	9,639,489
JPMorgan Chase & Co.	517,221	78,736,553
M&T Bank Corp.	82,425	12,496,454
PNC Financial Services Group, Inc. (The)	105,518	18,508,912
Toronto-Dominion Bank (The)(2)	266,550	17,383,972
Truist Financial Corp.	407,075	23,740,614
U.S. Bancorp	1,259,957	69,688,222
Wells Fargo & Co.	1,160,358	45,335,187
		327,945,841
Capital Markets — 4.0%
Bank of New York Mellon Corp. (The)	996,920	47,144,347
Franklin Resources, Inc.	159,051	4,707,910
Invesco Ltd.	542,086	13,671,409
Northern Trust Corp.	168,112	17,670,252
State Street Corp.	262,530	22,055,145
		105,249,063
Communications Equipment — 3.3%
Cisco Systems, Inc.	1,321,024	68,310,151
F5 Networks, Inc.(1)	90,300	18,838,386
		87,148,537
Containers and Packaging — 0.9%
Sonoco Products Co.	375,289	23,755,794
Diversified Financial Services — 3.4%
Berkshire Hathaway, Inc., Class A(1)(2)	149	57,469,598
Berkshire Hathaway, Inc., Class B(1)	126,935	32,428,084
		89,897,682
Diversified Telecommunication Services — 5.1%
AT&T, Inc.	2,393,000	72,436,110
Verizon Communications, Inc.	1,032,582	60,044,643
		132,480,753
Electric Utilities — 1.3%
Edison International	289,430	16,960,598
Pinnacle West Capital Corp.	192,340	15,646,859
		32,607,457
Electrical Equipment — 3.6%
Emerson Electric Co.	338,023	30,496,435
10

	Shares	Value
Hubbell, Inc.	183,207	$34,239,556
nVent Electric plc	1,047,748	29,242,647
		93,978,638
Electronic Equipment, Instruments and Components — 0.5%
TE Connectivity Ltd.	103,489	13,361,465
Energy Equipment and Services — 2.9%
Baker Hughes Co.	985,018	21,286,239
Halliburton Co.	756,080	16,225,477
NOV, Inc.(1)	331,398	4,546,781
Schlumberger NV	1,189,286	32,336,686
		74,395,183
Entertainment — 1.6%
Walt Disney Co. (The)(1)	224,440	41,413,669
Equity Real Estate Investment Trusts (REITs) — 1.7%
Equinix, Inc.	15,840	10,764,705
Healthpeak Properties, Inc.	446,120	14,159,849
Weyerhaeuser Co.	552,880	19,682,528
		44,607,082
Food and Staples Retailing — 1.8%
Koninklijke Ahold Delhaize NV	814,695	22,692,554
Walmart, Inc.	173,071	23,508,234
		46,200,788
Food Products — 4.8%
Conagra Brands, Inc.	744,448	27,991,245
Danone SA	316,190	21,695,168
J.M. Smucker Co. (The)	70,700	8,945,671
Kellogg Co.	306,949	19,429,871
Mondelez International, Inc., Class A	588,141	34,423,893
Orkla ASA	1,360,500	13,339,223
		125,825,071
Gas Utilities — 0.5%
Atmos Energy Corp.	129,084	12,759,953
Health Care Equipment and Supplies — 3.5%
Medtronic plc	409,850	48,415,581
Zimmer Biomet Holdings, Inc.	265,777	42,545,582
		90,961,163
Health Care Providers and Services — 4.6%
Cardinal Health, Inc.	654,215	39,743,561
Cigna Corp.	54,900	13,271,526
CVS Health Corp.	331,150	24,912,415
McKesson Corp.	116,730	22,767,019
Universal Health Services, Inc., Class B	153,370	20,458,024
		121,152,545
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA(1)	169,420	16,254,682
Household Products — 0.9%
Procter & Gamble Co. (The)	176,209	23,863,985
Industrial Conglomerates — 3.3%
General Electric Co.	4,561,469	59,892,088
Siemens AG	164,630	27,035,733
		86,927,821
Insurance — 3.6%
Aflac, Inc.	250,470	12,819,054
11

	Shares	Value
Chubb Ltd.	250,543	$39,578,278
MetLife, Inc.	328,768	19,985,807
Reinsurance Group of America, Inc.	178,596	22,512,026
		94,895,165
Leisure Products — 0.4%
Mattel, Inc.(1)	473,360	9,429,331
Machinery — 0.9%
IMI plc	1,208,096	22,221,193
Metals and Mining — 0.7%
BHP Group Ltd.	498,975	17,260,151
Multi-Utilities — 0.5%
CMS Energy Corp.	221,070	13,533,905
Multiline Retail — 0.5%
Dollar Tree, Inc.(1)	113,770	13,022,114
Oil, Gas and Consumable Fuels — 7.4%
Chevron Corp.	618,864	64,850,759
Cimarex Energy Co.	197,971	11,757,498
ConocoPhillips	388,083	20,556,756
Devon Energy Corp.	1,006,950	22,001,857
EQT Corp.(1)	710,961	13,209,655
Exxon Mobil Corp.	311,590	17,396,070
Royal Dutch Shell plc, B Shares	856,595	15,755,351
TOTAL SE	611,904	28,498,697
		194,026,643
Paper and Forest Products — 0.8%
Mondi plc	771,455	19,682,356
Personal Products — 1.2%
Unilever plc	572,270	31,929,869
Pharmaceuticals — 7.7%
Johnson & Johnson	426,392	70,077,525
Merck & Co., Inc.	510,282	39,337,639
Pfizer, Inc.	1,765,353	63,958,739
Roche Holding AG	33,940	10,970,751
Teva Pharmaceutical Industries Ltd., ADR(1)	1,456,227	16,804,860
		201,149,514
Road and Rail — 1.1%
Heartland Express, Inc.	1,420,491	27,813,214
Semiconductors and Semiconductor Equipment — 2.8%
Applied Materials, Inc.	49,834	6,657,822
Intel Corp.	780,882	49,976,448
QUALCOMM, Inc.	126,574	16,782,447
		73,416,717
Software — 1.4%
Open Text Corp.	283,950	13,547,255
Oracle Corp., (New York)	329,889	23,148,311
		36,695,566
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	154,116	28,278,745
Technology Hardware, Storage and Peripherals — 0.3%
HP, Inc.	279,845	8,885,079
Textiles, Apparel and Luxury Goods — 1.1%
Ralph Lauren Corp.(1)	87,000	10,714,920
12

	Shares	Value
Tapestry, Inc.(1)	409,942	$16,893,710
		27,608,630
Trading Companies and Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	265,639	23,957,981
TOTAL COMMON STOCKS (Cost $1,612,837,992)		2,523,148,533
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Value ETF (Cost $13,070,785)	86,020	13,036,331
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $13,118,482), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $12,860,817)		12,860,813
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 5/31/26, valued at $43,743,723), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $42,886,000)		42,886,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,625,395	16,625,395
TOTAL TEMPORARY CASH INVESTMENTS (Cost $72,372,208)		72,372,208
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $19,277,396)	19,277,396	19,277,396
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $1,717,558,381)		2,627,834,468
OTHER ASSETS AND LIABILITIES — (0.7)%		(18,226,249)
TOTAL NET ASSETS — 100.0%		$2,609,608,219

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	532,103	AUD	698,670	Bank of America N.A.	6/30/21	$1,237
USD	12,602,782	AUD	16,199,421	Bank of America N.A.	6/30/21	294,082
USD	13,207,601	CAD	16,442,803	Morgan Stanley	6/30/21	121,870
USD	8,128,649	CHF	7,543,305	Morgan Stanley	6/30/21	128,906
USD	220,906	CHF	207,743	Morgan Stanley	6/30/21	593
USD	112,132,912	EUR	93,816,388	Credit Suisse AG	6/30/21	1,915,291
GBP	911,776	USD	1,250,230	JPMorgan Chase Bank N.A.	6/30/21	7,079
USD	1,389,577	GBP	1,007,060	JPMorgan Chase Bank N.A.	6/30/21	873
USD	44,318,817	GBP	31,807,383	JPMorgan Chase Bank N.A.	6/30/21	457,449
JPY	47,202,750	USD	434,938	Bank of America N.A.	6/30/21	(8,267)
JPY	37,087,875	USD	340,204	Bank of America N.A.	6/30/21	(4,962)
USD	11,318,776	JPY	1,233,265,500	Bank of America N.A.	6/30/21	171,141
USD	616,819	JPY	67,057,875	Bank of America N.A.	6/30/21	10,675
USD	10,183,957	NOK	86,364,540	UBS AG	6/30/21	87,006
						$3,182,973

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $19,234,099. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $19,631,063, which includes securities collateral of $353,667.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $1,698,280,985) — including $19,234,099 of securities on loan	$2,608,557,072
Investment made with cash collateral received for securities on loan, at value (cost of $19,277,396)	19,277,396
Total investment securities, at value (cost of $1,717,558,381)	2,627,834,468
Receivable for investments sold	7,082,709
Receivable for capital shares sold	1,348,980
Unrealized appreciation on forward foreign currency exchange contracts	3,196,202
Dividends and interest receivable	4,003,639
Securities lending receivable	4,056
2,643,470,054

Liabilities
Payable for collateral received for securities on loan	19,277,396
Payable for investments purchased	9,514,171
Payable for capital shares redeemed	2,907,057
Unrealized depreciation on forward foreign currency exchange contracts	13,229
Accrued management fees	2,028,342
Distribution and service fees payable	121,640
33,861,835

Net Assets	$2,609,608,219

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,743,596,060
Distributable earnings	866,012,159
$2,609,608,219

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,550,992,061	166,473,037	$9.32
I Class, $0.01 Par Value	$529,023,848	56,658,136	$9.34
Y Class, $0.01 Par Value	$120,606,558	12,915,458	$9.34
A Class, $0.01 Par Value	$66,639,383	7,160,514	$9.31*
C Class, $0.01 Par Value	$9,212,090	1,009,076	$9.13
R Class, $0.01 Par Value	$237,129,109	25,460,041	$9.31
R5 Class, $0.01 Par Value	$2,281,308	244,375	$9.34
R6 Class, $0.01 Par Value	$93,723,862	10,034,240	$9.34
*Maximum offering price $9.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $909,765)	$63,848,140
Securities lending, net	287,232
Interest	15,831
64,151,203

Expenses:
Management fees	20,792,121
Distribution and service fees:
A Class	142,476
C Class	102,482
R Class	960,705
Directors' fees and expenses	65,994
Other expenses	5,883
22,069,661

Net investment income (loss)	42,081,542

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	130,452,457
Forward foreign currency exchange contract transactions	(19,940,575)
Foreign currency translation transactions	(45,963)
110,465,919

Change in net unrealized appreciation (depreciation) on:
Investments	931,878,639
Forward foreign currency exchange contracts	7,975,656
Translation of assets and liabilities in foreign currencies	12,747
939,867,042

Net realized and unrealized gain (loss)	1,050,332,961

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,092,414,503
See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$42,081,542	$50,307,342
Net realized gain (loss)	110,465,919	196,555,178
Change in net unrealized appreciation (depreciation)	939,867,042	(679,095,406)
Net increase (decrease) in net assets resulting from operations	1,092,414,503	(432,232,886)

Distributions to Shareholders
From earnings:
Investor Class	(47,389,449)	(156,548,236)
I Class	(18,043,626)	(26,048,771)
Y Class	(3,313,630)	(5,017,939)
A Class	(1,899,039)	(5,830,033)
C Class	(261,340)	(1,340,535)
R Class	(6,184,829)	(15,893,297)
R5 Class	(69,988)	(156,799)
R6 Class	(3,640,523)	(18,128,963)
Decrease in net assets from distributions	(80,802,424)	(228,964,573)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(300,990,460)	(419,784,613)

Net increase (decrease) in net assets	710,621,619	(1,080,982,072)

Net Assets
Beginning of period	1,898,986,600	2,979,968,672
End of period	$2,609,608,219	$1,898,986,600

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.
The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$19,277,396	—	—	—	$19,277,396
Gross amount of recognized liabilities for securities lending transactions					$19,277,396
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	1.00%
I Class	0.65% to 0.80%	0.80%
Y Class	0.50% to 0.65%	0.65%
A Class	0.85% to 1.00%	1.00%
C Class	0.85% to 1.00%	1.00%
R Class	0.85% to 1.00%	1.00%
R5 Class	0.65% to 0.80%	0.80%
R6 Class	0.50% to 0.65%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,311,496 and $4,922,146, respectively. The effect of interfund transactions on the Statement of Operations was $(19,454) in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 were $1,151,915,264 and $1,548,760,506, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,350,000,000		1,820,000,000
Sold	20,891,001	$162,180,523	29,272,355	$213,199,987
Issued in connection with reorganization (Note 10)	—	—	16,039,644	125,799,668
Issued in reinvestment of distributions	5,782,191	45,104,856	19,666,710	153,089,005
Redeemed	(91,975,737)	(668,759,186)	(61,058,411)	(487,125,152)
	(65,302,545)	(461,473,807)	3,920,298	4,963,508
I Class/Shares Authorized	400,000,000		360,000,000
Sold	51,227,913	357,034,754	8,091,149	65,301,383
Issued in connection with reorganization (Note 10)	—	—	430,430	3,380,413
Issued in reinvestment of distributions	2,287,477	17,868,731	3,251,431	25,431,132
Redeemed	(22,514,917)	(170,343,966)	(24,692,309)	(197,176,656)
	31,000,473	204,559,519	(12,919,299)	(103,063,728)
Y Class/Shares Authorized	130,000,000		180,000,000
Sold	6,831,633	51,846,513	5,271,316	40,767,413
Issued in reinvestment of distributions	350,684	2,783,963	353,593	2,753,320
Redeemed	(1,838,386)	(13,846,282)	(35,960,559)	(296,231,643)
	5,343,931	40,784,194	(30,335,650)	(252,710,910)
A Class/Shares Authorized	60,000,000		95,000,000
Sold	1,553,173	12,101,266	1,358,276	10,446,059
Issued in connection with reorganization (Note 10)	—	—	381,042	2,984,395
Issued in reinvestment of distributions	219,542	1,712,093	673,563	5,235,111
Redeemed	(2,976,521)	(22,195,383)	(3,946,290)	(31,558,928)
	(1,203,806)	(8,382,024)	(1,533,409)	(12,893,363)
C Class/Shares Authorized	25,000,000		30,000,000
Sold	205,865	1,602,499	161,982	1,214,757
Issued in reinvestment of distributions	33,493	256,871	167,993	1,280,656
Redeemed	(1,011,329)	(7,680,219)	(1,109,494)	(8,486,082)
	(771,971)	(5,820,849)	(779,519)	(5,990,669)
R Class/Shares Authorized	175,000,000		170,000,000
Sold	2,127,440	15,336,461	2,844,443	21,840,299
Issued in reinvestment of distributions	788,342	6,184,619	2,044,745	15,893,297
Redeemed	(2,259,988)	(18,088,339)	(1,795,945)	(14,117,103)
	655,794	3,432,741	3,093,243	23,616,493
R5 Class/Shares Authorized	30,000,000		20,000,000
Sold	26,422	196,902	251,863	2,108,251
Issued in reinvestment of distributions	8,910	69,988	20,109	156,799
Redeemed	(13,919)	(105,851)	(257,484)	(2,073,807)
	21,413	161,039	14,488	191,243
R6 Class/Shares Authorized	150,000,000		200,000,000
Sold	6,460,861	49,366,293	6,504,588	51,165,979
Issued in reinvestment of distributions	445,647	3,462,825	2,156,473	16,866,940
Redeemed	(17,181,917)	(127,080,391)	(17,294,031)	(141,930,106)
	(10,275,409)	(74,251,273)	(8,632,970)	(73,897,187)
Net increase (decrease)	(40,532,120)	$(300,990,460)	(47,172,818)	$(419,784,613)
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$14,755,383	$15,035,419	—
Banks	310,561,869	17,383,972	—
Food and Staples Retailing	23,508,234	22,692,554	—
Food Products	90,790,680	35,034,391	—
Hotels, Restaurants and Leisure	—	16,254,682	—
Industrial Conglomerates	59,892,088	27,035,733	—
Machinery	—	22,221,193	—
Metals and Mining	—	17,260,151	—
Oil, Gas and Consumable Fuels	149,772,595	44,254,048	—
Paper and Forest Products	—	19,682,356	—
Personal Products	—	31,929,869	—
Pharmaceuticals	190,178,763	10,970,751	—
Other Industries	1,403,933,802	—	—
Exchange-Traded Funds	13,036,331	—	—
Temporary Cash Investments	16,625,395	55,746,813	—
Temporary Cash Investments - Securities Lending Collateral	19,277,396	—	—
	$2,292,332,536	$335,501,932	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,196,202	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$13,229	—

23

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $204,509,285.
The value of foreign currency risk derivative instruments as of March 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $3,196,202 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $13,229 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(19,940,575) in net realized gain (loss) on forward foreign currency exchange contract transactions and $7,975,656 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.
9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$53,037,015	$71,485,353
Long-term capital gains	$27,765,409	$157,479,220

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,829,438,572
Gross tax appreciation of investments	$815,989,058
Gross tax depreciation of investments	(17,593,162)
Net tax appreciation (depreciation) of investments	798,395,896
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	9,349
Net tax appreciation (depreciation)	$798,405,245
Undistributed ordinary income	$57,939,496
Accumulated long-term gains	$9,667,418

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On September 30, 2019, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of Capital Value Fund, one fund in a series issued by American Century Mutual Funds, Inc., were transferred to Value Fund in exchange for shares of Value Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Value Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on October 25, 2019.

The reorganization was accomplished by a tax-free exchange of shares. On October 25, 2019, Capital Value Fund exchanged its shares for shares of Value Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Capital Value Fund – Investor Class	15,563,219	Value Fund – Investor Class	16,039,644
Capital Value Fund – I Class	417,145	Value Fund – I Class	430,430
Capital Value Fund – A Class	370,169	Value Fund – A Class	381,042

The net assets of Capital Value Fund and Value Fund immediately before the reorganization were $132,164,476 and $2,589,619,628, respectively. Capital Value Fund's unrealized appreciation of $40,158,609 was combined with that of Value Fund. Immediately after the reorganization, the combined net assets were $2,721,784,104.

Assuming the reorganization had been completed on April 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2020 are as follows:

Net investment income (loss)	$51,635,999
Net realized and unrealized gain (loss)	(474,993,661)
Net increase (decrease) in net assets resulting from operations	$(423,357,662)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Capital Value Fund that have been included in the fund’s Statement of Operations since October 25, 2019.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$5.92	0.14	3.55	3.69	(0.15)	(0.14)	(0.29)	$9.32	63.17%	1.00%	1.88%	53%	$1,550,992
2020	$8.10	0.15	(1.60)	(1.45)	(0.14)	(0.59)	(0.73)	$5.92	(19.92)%	1.00%	1.90%	46%	$1,373,039
2019	$8.65	0.15	0.15	0.30	(0.14)	(0.71)	(0.85)	$8.10	4.01%	0.98%	1.70%	48%	$1,845,967
2018	$8.98	0.14	0.17	0.31	(0.13)	(0.51)	(0.64)	$8.65	3.38%	0.98%	1.59%	35%	$2,043,212
2017	$7.73	0.13	1.39	1.52	(0.12)	(0.15)	(0.27)	$8.98	19.79%	0.98%	1.48%	46%	$2,380,747
I Class
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$529,024
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$152,349
2019	$8.67	0.16	0.15	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$313,183
2018	$9.00	0.16	0.17	0.33	(0.15)	(0.51)	(0.66)	$8.67	3.58%	0.78%	1.79%	35%	$648,241
2017	$7.75	0.14	1.40	1.54	(0.14)	(0.15)	(0.29)	$9.00	19.98%	0.78%	1.68%	46%	$524,448

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$120,607
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.60)%	0.65%	2.25%	46%	$44,963
2019	$8.67	0.19	0.14	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$307,792
2018(3)	$8.98	0.19	0.17	0.36	(0.16)	(0.51)	(0.67)	$8.67	3.94%	0.63%(4)	2.15%(4)	35%(5)	$1,038
A Class
2021	$5.92	0.12	3.54	3.66	(0.13)	(0.14)	(0.27)	$9.31	62.58%	1.25%	1.63%	53%	$66,639
2020	$8.09	0.13	(1.59)	(1.46)	(0.12)	(0.59)	(0.71)	$5.92	(20.01)%	1.25%	1.65%	46%	$49,497
2019	$8.65	0.12	0.15	0.27	(0.12)	(0.71)	(0.83)	$8.09	3.63%	1.23%	1.45%	48%	$80,120
2018	$8.98	0.12	0.17	0.29	(0.11)	(0.51)	(0.62)	$8.65	3.13%	1.23%	1.34%	35%	$116,377
2017	$7.73	0.11	1.39	1.50	(0.10)	(0.15)	(0.25)	$8.98	19.49%	1.23%	1.23%	46%	$158,200
C Class
2021	$5.81	0.07	3.46	3.53	(0.07)	(0.14)	(0.21)	$9.13	61.27%	2.00%	0.88%	53%	$9,212
2020	$7.95	0.07	(1.56)	(1.49)	(0.06)	(0.59)	(0.65)	$5.81	(20.58)%	2.00%	0.90%	46%	$10,340
2019	$8.51	0.06	0.14	0.20	(0.05)	(0.71)	(0.76)	$7.95	2.92%	1.98%	0.70%	48%	$20,369
2018	$8.84	0.05	0.17	0.22	(0.04)	(0.51)	(0.55)	$8.51	2.40%	1.98%	0.59%	35%	$28,948
2017	$7.62	0.04	1.36	1.40	(0.03)	(0.15)	(0.18)	$8.84	18.45%	1.98%	0.48%	46%	$35,124

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$5.92	0.10	3.54	3.64	(0.11)	(0.14)	(0.25)	$9.31	62.15%	1.50%	1.38%	53%	$237,129
2020	$8.10	0.11	(1.60)	(1.49)	(0.10)	(0.59)	(0.69)	$5.92	(20.31)%	1.50%	1.40%	46%	$146,876
2019	$8.65	0.10	0.15	0.25	(0.09)	(0.71)	(0.80)	$8.10	3.50%	1.48%	1.20%	48%	$175,855
2018	$8.98	0.10	0.16	0.26	(0.08)	(0.51)	(0.59)	$8.65	2.87%	1.48%	1.09%	35%	$158,220
2017	$7.73	0.08	1.40	1.48	(0.08)	(0.15)	(0.23)	$8.98	19.18%	1.48%	0.98%	46%	$116,917
R5 Class
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$2,281
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$1,324
2019	$8.67	0.18	0.13	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$1,692
2018(3)	$8.98	0.16	0.19	0.35	(0.15)	(0.51)	(0.66)	$8.67	3.80%	0.78%(4)	1.78%(4)	35%(5)	$5
R6 Class
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$93,724
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.59)%	0.65%	2.25%	46%	$120,598
2019	$8.67	0.18	0.15	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$234,991
2018	$9.00	0.17	0.17	0.34	(0.16)	(0.51)	(0.67)	$8.67	3.74%	0.63%	1.94%	35%	$200,518
2017	$7.75	0.16	1.39	1.55	(0.15)	(0.15)	(0.30)	$9.00	20.16%	0.63%	1.83%	46%	$170,432

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 17, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	100	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2021.

For corporate taxpayers, the fund hereby designates $40,139,312, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,763,660 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.

The fund hereby designates $27,765,409, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 2105

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020:    $181,100
FY 2021:    $181,090

(b)    Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(c)    Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(d)    All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(e)(1)    In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)    All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)    The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020:    $59,500
FY 2021:    $0

(h)    The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.
(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 26, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 26, 2021